UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07478

Name of Fund:	BlackRock MuniVest Fund II, Inc. (MVT)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniVest Fund II, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2021

Date of reporting period: 04/30/2021

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

APRIL 30, 2021

2021 Annual Report

BlackRock MuniAssets Fund, Inc. (MUA)

BlackRock MuniHoldings Fund, Inc. (MHD)

BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

BlackRock MuniVest Fund II, Inc. (MVT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information  (unaudited)

Section 19(a) Notices

BlackRock MuniAssets Fund, Inc.’s (MUA) (the “Fund”) amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

April 30, 2021

	Total Cumulative Distributions for the Fiscal Period					% Breakdown of the Total Cumulative Distributions for the Fiscal Period
Fund Name	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital (a)	Total Per Common Share	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
MUA	$0.605743	$—	$—	$0.032977	$0.638720	95%	—%	—%	5%	100%

(a)

The Fund estimates that it has distributed more than its net income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce the Fund’s net asset value per share.

Section 19(a) notices for the Fund, as applicable, are available on the BlackRock website at blackrock.com.

2	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of April 30, 2021 reflected a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. As the period began, the response to the virus’s spread was well underway, and countries around the world felt the effect of economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses were imposed in many parts of the world, workers were laid off, and unemployment claims spiked, causing a global recession.

As May 2020 began, stocks had just begun to recover from the lowest point following the onset of the pandemic. This recovery continued throughout the reporting period, as businesses continued re-opening and governments learned to adapt to life with the virus. Equity prices rose through the summer, fed by strong fiscal and monetary support and improving economic indicators. The implementation of mass vaccination campaigns and passage of an additional $1.9 trillion of fiscal stimulus further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities also gained, as both developed countries and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns late in the reporting period, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to substantial returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by announcing that inflation could exceed its 2% target for a sustained period without triggering a rate increase. To stabilize credit markets, the Fed also continued purchasing significant quantities of bonds, as did other influential central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion will continue to accelerate as vaccination efforts ramp up and pent-up consumer demand leads to higher spending. While we expect inflation to increase somewhat as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a positive stance toward risk, with an overweight in equities. We see U.S. and Asian equities outside of Japan benefiting from structural growth trends in technology, while emerging markets should be particularly helped by a vaccine-led economic expansion. While we are underweight overall on credit, global high-yield and Asian bonds present attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	28.85%	45.98%

U.S. small cap equities (Russell 2000® Index)	48.06	74.91

International equities (MSCI Europe, Australasia, Far East Index)	28.84	39.88

Emerging market equities (MSCI Emerging Markets Index)	22.95	48.71

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.05	0.11

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.26)	(7.79)

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.52)	(0.27)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.42	7.40

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	7.98	19.57

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T	3

4

Municipal Market Overview  For the Reporting Period Ended April 30, 2021

Municipal Market Conditions

Municipal bonds posted strong total returns during the period despite a considerable rise in interest rates as the economy normalized from the pandemic-induced economic shutdown. The asset class benefited from favorable supply and demand dynamics and improved credit fundamentals amid considerable fiscal stimulus and a quicker-than-expected rebound in state and local government revenues. As a result, municipal bonds generated substantial excess returns versus duration-matched U.S. Treasuries and longer duration and lower credit quality strategies outperformed. Despite broad strength, the market contended with brief periods of volatility surrounding U.S. election uncertainty as well as a temporary valuation-based market correction in late February.

Technical support was strong throughout the period as robust demand outpaced supply. During the 12 months ended April 30, 2021, municipal bond funds experienced net inflows totaling $99 billion, with January producing the largest monthly net inflow on record (based on data from the Investment Company Institute). For the same period, the market absorbed $477 billion in issuance, materially elevated compared to the $417 billion issued during the prior 12-month period. However, taxable municipal issuance, which typically draws a different and unique buyer base, was proportionally elevated, making supply less onerous on the traditional tax-exempt market.

S&P Municipal Bond Index
Total Returns as of April 30, 2021
6 months: 2.42%
12 months: 7.40%

A Closer Look at Yields

From April 30, 2020 to April 30, 2021, yields on AAA-rated 30-year municipal bonds decreased by 69 basis points (“bps”) from 2.28% to 1.59%, while 10-year rates decreased by 47 bps from 1.46% to 0.99% and five-year rates decreased by 66 bps from 1.09% to 0.43% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve bull steepened over the 12-month period with the spread between two- and 30-year maturities steepening by 12 bps, led by 34 bps of steepening between two- and 10-year maturities.

Consistent municipal outperformance has resulted in stretched valuations. After dislocating at the height of the pandemic, municipal-to-Treasury ratios posted all-time lows in February and remain well below historical averages.

Financial Conditions of Municipal Issuers

The COVID-19 pandemic has been an unprecedented shock to the system impacting nearly every sector in the municipal market. Fortunately, most states and municipalities were in excellent fiscal health before the crisis, and the federal government is delivering another $350 billion injection. Direct state and local government aid will provide additional support to own-source government tax receipts, which have outperformed the dire predictions made in early 2020. Essential public services such as power, water, and sewer remain protected segments. State housing authority bonds, flagship universities, and strong national and regional health systems have absorbed the impact of the economic shock. While some segments still confront financial pressures, the combination of new federal stimulus and vaccine distribution is boosting economic activity and, consequently, increasing revenue receipts in these sectors as well. Critical providers (safety net hospitals, mass transit systems, airports) with limited resources may still experience fiscal strain, but the additional aid and the re-opening of the economy should support operating results in the second half of 2021. BlackRock anticipates that a small subset of the market, mainly non-rated stand-alone projects, will remain susceptible to credit deterioration. Again, however, ongoing vaccine distribution and consequent rebound in economic activity could reduce the number of potential defaults in riskier non-rated credits. While credit fundamentals have improved noticeably across the municipal space, BlackRock advocates careful credit selection as the market must still navigate near-term uncertainty.

The opinions expressed are those of BlackRock as of April 30, 2021 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The S&P Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

M U N I C I P A L M A R K E T O V E R V I E W	5

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Fund had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Fund’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Muni Term Preferred Shares (“VMTP Shares” or “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

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Fund Summary as of April 30, 2021	BlackRock MuniAssets Fund, Inc. (MUA)

Investment Objective

BlackRock MuniAssets Fund, Inc.’s (MUA) (the “Fund”) investment objective is to provide high current income exempt from U.S. federal income taxes by investing primarily in a portfolio of medium- to lower-grade or unrated municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests at least 65% of its assets in municipal bonds that are rated in the medium to lower rating categories by nationally recognized rating services (for example, Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or lower by S&P Global Ratings, or securities that are unrated but are deemed by the investment adviser to be of comparable quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MUA
Initial Offering Date	June 25, 1993
Yield on Closing Market Price as of April 30, 2021 ($15.26)(a)	4.13%
Tax Equivalent Yield(b)	6.98%
Current Monthly Distribution per Common Share(c)	$0.0525
Current Annualized Distribution per Common Share(c)	$0.6300
Leverage as of April 30, 2021(d)	11%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)

Represents TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	04/30/21	04/30/20	Change	High	Low
Market Price	$15.26	$12.48	22.28%	$15.96	$12.47
Net Asset Value	14.77	12.83	15.12	14.84	12.83

Market Price and Net Asset Value History for the Past Five Years

F U N D S U M M A R Y	7

Fund Summary as of April 30, 2021 (continued)	BlackRock MuniAssets Fund, Inc. (MUA)

Performance

Returns for the twelve months ended April 30, 2021 were as follows:

	Returns Based On
	Market Price	NAV
MUA(a)(b)	27.89%	20.41%
Lipper High Yield Municipal Debt Funds(c)	26.37	18.81

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Despite rising U.S. Treasury yields, municipal bonds delivered strong returns in the 12-month period. (Prices and yields move in opposite directions.) When the period began in April 2020, the market was still suffering the dislocations caused by COVID-19. Tax-exempt bonds subsequently recovered off their pandemic-driven lows due to the release of multiple coronavirus vaccines, better-than-expected growth, improving municipal finances and robust investor demand. The prospect of substantial fiscal stimulus was an additional tailwind for the market. These factors fueled a decline in yield spreads versus U.S. Treasuries, leading to impressive gains for municipal debt.

The Fund’s positions in long-dated below investment-grade bonds made the largest contribution to performance. At the sector level, holdings in tax-backed, education, tobacco and development district issues were key contributors. An allocation to Puerto Rico, which strongly outperformed the broader market, also aided results.

The Fund’s use of leverage, which enhanced portfolio income and amplified the impact of rising prices, was an additional contributor. The Fund sought to manage interest rate risk using U.S. Treasury futures, which was a modest detractor from performance late in the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Fund Summary as of April 30, 2021 (continued)	BlackRock MuniAssets Fund, Inc. (MUA)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	04/30/21	04/30/20
County/City/Special District/School District	16%	19%
Education	14	10
Transportation	13	17
State	13	6
Utilities	12	15
Tobacco	11	14
Health	9	11
Corporate	8	5
Housing	4	3

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2021	22%
2022	6
2023	10
2024	9
2025	4

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	04/30/21	04/30/20
AA/Aa	17%	20%
A	8	8
BBB/Baa	12	15
BB/Ba	9	11
B	7	7
CC	—	3
C	3	—
N/R(e)	44	36

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2021 and April 30, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 2%, respectively, of the Fund’s total investments.

F U N D S U M M A R Y	9

Fund Summary as of April 30, 2021	BlackRock MuniHoldings Fund, Inc. (MHD)

Investment Objective

BlackRock MuniHoldings Fund, Inc.’s (MHD) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

On June 16, 2020, the Board of Directors or the Board of Trustees, as applicable, of BlackRock Municipal Income Investment Quality Trust (BAF), BlackRock Municipal Bond Trust (BBK), BlackRock MuniHoldings Fund II, Inc. (MUH), BlackRock MuniHoldings Quality Fund, Inc. (MUS) and the Fund each approved the reorganizations of BAF, BBK, MUH and MUS into MHD. At a special shareholder meeting on December 15, 2020 for the Fund and BBK, and on January 21, 2021 for BAF, MUH and MUS, the requisite shareholders approved the reorganization, which was effective March 8, 2021.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MHD
Initial Offering Date	May 2, 1997
Yield on Closing Market Price as of April 30, 2021 ($16.33)(a)	4.45%
Tax Equivalent Yield(b)	7.52%
Current Monthly Distribution per Common Share(c)	$0.0605
Current Annualized Distribution per Common Share(c)	$0.7260
Leverage as of April 30, 2021(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	04/30/21	04/30/20	Change	High	Low
Market Price	$16.33	$13.91	17.40%	$17.25	$13.80
Net Asset Value	17.30	15.18	13.97	17.73	15.18

Market Price and Net Asset Value History for the Past Five Years

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Fund Summary as of April 30, 2021 (continued)	BlackRock MuniHoldings Fund, Inc. (MHD)

Performance

Returns for the twelve months ended April 30, 2021 were as follows:

	Returns Based On
	Market Price	NAV
MHD(a)(b)	22.90%	19.31%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	24.58	17.88

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Despite rising U.S. Treasury yields, municipal bonds delivered strong returns in the 12-month period. (Prices and yields move in opposite directions.) When the period began in April 2020, the market was still suffering the dislocations caused by COVID-19. Tax-exempt bonds subsequently recovered off their pandemic-driven lows due to the release of multiple coronavirus vaccines, better-than-expected growth, improving municipal finances and robust investor demand. The prospect of substantial fiscal stimulus was an additional tailwind for the market. These factors fueled a decline in yield spreads versus U.S. Treasuries, leading to impressive gains for municipal debt.

The Fund’s holdings in long-dated investment grade bonds performed well due to persistent investor demand, diminished supply, and waning credit concerns brought about by expectations for robust federal support for state and local municipalities. Positions in high yield securities (those rated below investment grade) also benefited from significant yield spread compression at a time of robust investor demand for yield.

At the sector level, holdings in tax-backed, transportation, health care and tobacco issues were strong performers. The Fund’s use of leverage, which enhanced portfolio income and amplified the impact of rising prices, was an additional contributor. The Fund sought to manage interest rate risk using U.S. Treasury futures, which was a modest detractor from performance late in the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	11

Fund Summary as of April 30, 2021 (continued)	BlackRock MuniHoldings Fund, Inc. (MHD)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)(b)	04/30/21	04/30/20
Transportation	21%	26%
County/City/Special District/School District	16	13
State	15	10
Health	15	15
Utilities	10	17
Education	8	7
Tobacco	6	7
Housing	4	1
Corporate	4	4
Other	1	—

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(a)(c)	Percentage
2021	11%
2022	6
2023	11
2024	5
2025	3

CREDIT QUALITY ALLOCATION
Credit Rating(a)(d)	04/30/21		04/30/20
AAA/Aaa	3%		5%
AA/Aa	41		34
A	26		26
BBB/Baa	14		16
BB/Ba	4		6
B	1		3
C	—	(e)	—
N/R(f)	11		10

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Rounds to less than 1% of total investments.
(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2021 and April 30, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 2%, respectively, of the Fund’s total investments.

12	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2021	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

Investment Objective

BlackRock Muni Intermediate Duration Fund, Inc.’s (MUI) (the “Fund”) investment objective is to provide common shareholders with high current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests at least 75% of its assets in municipal bonds rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser, at the time of investment. The Fund expects to maintain a dollar-weighted average portfolio duration, as calculated by the investment adviser, of three to ten years. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MUI
Initial Offering Date	August 1, 2003
Yield on Closing Market Price as of April 30, 2021 ($15.09)(a)	4.29%
Tax Equivalent Yield(b)	7.25%
Current Monthly Distribution per Common Share(c)	$0.0540
Current Annualized Distribution per Common Share(c)	$0.6480
Leverage as of April 30, 2021(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	04/30/21	04/30/20	Change	High	Low
Market Price	$15.09	$13.13	14.93%	$15.34	$12.80
Net Asset Value	16.11	14.62	10.19	16.35	14.62

Market Price and Net Asset Value History for the Past Five Years

F U N D S U M M A R Y	13

Fund Summary as of April 30, 2021 (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

Performance

Returns for the twelve months ended April 30, 2021 were as follows:

	Returns Based On
	Market Price	NAV
MUI(a)(b)	20.02%	15.08%
Lipper Intermediate Municipal Debt Funds(c)	18.96	13.59

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Despite rising U.S. Treasury yields, municipal bonds delivered strong returns in the 12-month period. (Prices and yields move in opposite directions.) When the period began in April 2020, the market was still suffering the dislocations caused by COVID-19. Tax-exempt bonds subsequently recovered off their pandemic-driven lows due to the release of multiple coronavirus vaccines, better-than-expected growth, improving municipal finances and robust investor demand. The prospect of substantial fiscal stimulus was an additional tailwind for the market. These factors fueled a decline in yield spreads versus U.S. Treasuries, leading to impressive gains for municipal debt.

The Fund benefited from its positions in bonds with maturities in the 10- to 15-year range. Holdings in lower-rated investment-grade bonds, including those rated A and BBB, performed particularly well as spreads tightened. At the sector level, positions in state tax-backed and transportation issues generated robust returns. In the former category, lower-rated issuers such as Illinois, New Jersey and Puerto Rico were especially strong performers. The Fund’s use of leverage, which enhanced portfolio income and amplified the impact of rising prices, was an additional contributor. The Fund sought to manage interest rate risk using U.S. Treasury futures, which further contributed to results given that U.S. Treasury yields rose.

Conversely, the Fund’s positions in shorter duration debt, including pre-refunded securities, underperformed. (Duration is a measure of interest rate sensitivity.) Reinvestment risk remained a headwind since the proceeds from bonds that matured or were called needed to be reinvested at lower yields compared to those that were issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2021 (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	04/30/21	04/30/20
Transportation	24%	29%
State	21	14
County/City/Special District/School District	13	14
Education	12	13
Health	12	10
Utilities	7	11
Corporate	4	2
Tobacco	4	5
Housing	2	2
Other	1	—

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2021	12%
2022	5
2023	13
2024	10
2025	1

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	04/30/21	04/30/20
AAA/Aaa	3%	4%
AA/Aa	33	31
A	33	36
BBB/Baa	17	15
BB/Ba	5	5
B	1	—	(e)
N/R(f)	8	9

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Rounds to less than 1% of total investments.
(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2021 and April 30, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade each represents less than 1% of the Fund’s total investments.

F U N D S U M M A R Y	15

Fund Summary as of April 30, 2021	BlackRock MuniVest Fund II, Inc. (MVT)

Investment Objective

BlackRock MuniVest Fund II, Inc.’s (MVT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MVT
Initial Offering Date	March 29, 1993
Yield on Closing Market Price as of April 30, 2021 ($15.15)(a)	4.63%
Tax Equivalent Yield(b)	7.82%
Current Monthly Distribution per Common Share(c)	$0.0585
Current Annualized Distribution per Common Share(c)	$0.7020
Leverage as of April 30, 2021(d)	37%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	04/30/21	04/30/20	Change	High	Low
Market Price	$15.15	$12.55	20.72%	$15.93	$12.48
Net Asset Value	15.60	13.60	14.71	15.93	13.60

Market Price and Net Asset Value History for the Past Five Years

16	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2021 (continued)	BlackRock MuniVest Fund II, Inc. (MVT)

Performance

Returns for the twelve months ended April 30, 2021 were as follows:

	Returns Based On
	Market Price	NAV
MVT(a)(b)	26.52%	20.22%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	24.58	17.88

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Despite rising U.S. Treasury yields, municipal bonds delivered strong returns in the 12-month period. (Prices and yields move in opposite directions.) When the period began in April 2020, the market was still suffering the dislocations caused by COVID-19. Tax-exempt bonds subsequently recovered off their pandemic-driven lows due to the release of multiple coronavirus vaccines, better-than-expected growth, improving municipal finances and robust investor demand. The prospect of substantial fiscal stimulus was an additional tailwind for the market. These factors fueled a decline in yield spreads versus U.S. Treasuries, leading to impressive gains for municipal debt.

The Fund’s holdings in long-dated investment grade bonds performed well due to persistent investor demand, diminished supply, and waning credit concerns brought about by expectations for robust federal support for state and local municipalities. Positions in high yield securities (those rated below investment grade) also benefited from significant yield spread compression at a time of robust investor demand for yield.

At the sector level, holdings in tax-backed, transportation, tobacco and health care issues were strong performers. The Fund’s use of leverage, which enhanced portfolio income and amplified the impact of rising prices, was an additional contributor. The Fund sought to manage interest rate risk using U.S. Treasury futures, which was a modest detractor from performance late in the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	17

Fund Summary as of April 30, 2021 (continued)	BlackRock MuniVest Fund II, Inc. (MVT)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	04/30/21	04/30/20
Transportation	21%	23%
State	18	9
Health	18	16
Utilities	11	16
County/City/Special District/School District	11	14
Tobacco	8	9
Education	8	7
Corporate	4	5
Housing	1	1

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2021	8%
2022	7
2023	6
2024	5
2025	4

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	04/30/21	04/30/20
AAA/Aaa	5%	4%
AA/Aa	32	32
A	27	24
BBB/Baa	16	18
BB/Ba	7	7
B	2	2
C	1	1
N/R(e)	10	12

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2021 and April 30, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and less than 1%, respectively, of the Fund’s total investments.

18	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2021	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 1.6%
County of Jefferson Alabama Sewer Revenue, Refunding RB, Series D, Sub Lien, 6.00%, 10/01/42	$3,745	$4,314,427
Hoover Industrial Development Board, RB, AMT, 6.38%, 11/01/50(a)	2,725	3,438,514
Tuscaloosa County Industrial Development Authority, Refunding RB(b)
Series A, 4.50%, 05/01/32	380	428,454
Series A, 5.25%, 05/01/44	485	561,261

		8,742,656

Alaska — 0.5%
Northern Tobacco Securitization Corp., Refunding RB
Series A, 4.63%, 06/01/23	70	70,108
Series A, 5.00%, 06/01/46	2,790	2,825,126

		2,895,234

Arizona — 3.1%
Arizona Industrial Development Authority, RB(b)
7.10%, 01/01/55	1,790	1,801,205
Series A, 5.00%, 12/15/39	250	283,247
Series B, 5.13%, 07/01/47	665	746,050
Arizona Industrial Development Authority, Refunding RB(b)
Series A, 5.13%, 07/01/37	960	1,074,413
Series A, 5.25%, 07/01/47	1,765	1,952,602
Series A, 5.50%, 07/01/52	1,775	1,919,272
Glendale Industrial Development Authority, RB
5.00%, 05/15/41	100	112,936
5.00%, 05/15/56	405	450,247
Industrial Development Authority of the City of Phoenix, RB(b)
Series A, 6.50%, 07/01/34	570	655,147
Series A, 6.75%, 07/01/44	1,000	1,168,010
Industrial Development Authority of the City of Phoenix, Refunding RB(b)
5.00%, 07/01/35	625	683,693
5.00%, 07/01/45	1,425	1,538,255
Series A, 5.00%, 07/01/35	260	284,981
Industrial Development Authority of the County of Pima, Refunding RB, 5.00%, 07/01/56(b)	480	495,139
La Paz County Industrial Development Authority, RB, 5.88%, 06/15/48(b)	875	925,155
Maricopa County Industrial Development Authority, RB(b)
5.25%, 10/01/40	465	487,557
5.50%, 10/01/51	465	486,288
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	1,650	2,292,493

		17,356,690

Arkansas(b) — 1.8%
Arkansas Development Finance Authority, RB
AMT, 4.50%, 09/01/49	2,815	3,091,799
AMT, 4.75%, 09/01/49	6,090	6,844,673

		9,936,472

California — 4.5%
California Community Housing Agency, RB, M/F Housing, Series A-2, 4.00%, 08/01/47(b)	1,790	1,898,188
California Municipal Finance Authority, RB(b)
Series A, 5.50%, 08/01/34	315	337,847
Series A, 6.00%, 08/01/44	665	715,128
Series A, 6.13%, 08/01/49	580	622,850

Security	Par (000)	Value

California (continued)
California Public Finance Authority, RB, Series A, 6.25%, 07/01/54(b)	$1,780	$2,037,050
California School Finance Authority, RB
6.65%, 07/01/33	435	469,752
6.90%, 07/01/43	975	1,050,757
Series A, 6.40%, 07/01/48	1,570	1,733,845
California Statewide Communities Development Authority, RB, 5.25%, 12/01/38(b)	580	703,923
California Statewide Financing Authority, RB, Series B, 6.00%, 05/01/43	1,650	1,654,125
City of San Jose California Hotel Tax Revenue, RB
6.50%, 05/01/36	900	903,825
6.50%, 05/01/42	2,220	2,229,235
CMFA Special Finance Agency I, RB, M/F Housing, Series A, 4.00%, 04/01/56(b)	3,300	3,488,529
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 5.25%, 06/01/47	610	632,198
Series A-2, 5.00%, 06/01/47	790	816,623
Hastings Campus Housing Finance Authority, RB, CAB, Sub-Series A, 6.75%, 07/01/61(b)(c)	1,705	936,130
Riverside County Transportation Commission, RB, Series A, Senior Lien, 5.75%, 06/01/48	2,885	3,171,221
San Francisco City & County Redevelopment Agency Successor Agency, TA, CAB(b)(d)
Series D, 0.00%, 08/01/26	1,250	981,538
Series D, 0.00%, 08/01/43	1,500	500,100

		24,882,864

Colorado — 1.8%
9th Avenue Metropolitan District No.2, GO, 5.00%, 12/01/48	910	965,310
Arista Metropolitan District, Refunding GO, Series A, 5.00%, 12/01/38	1,240	1,328,846
Centerra Metropolitan District No.1, TA, 5.00%, 12/01/47(b)	575	602,962
Green Valley Ranch East Metropolitan District No.6, GO, Series A, 5.88%, 12/01/50	935	1,007,126
Karl’s Farm Metropolitan District No.2, GO, Series A, 5.63%, 12/01/50(b)	545	587,287
North Holly Metropolitan District, GO, Series A, 5.50%, 12/01/48	500	538,145
Palisade Metropolitan District No.2, GO, Subordinate, 7.25%, 12/15/49	1,211	1,301,740
Prairie Farm Metropolitan District, GO, Series A, 5.25%, 12/01/48	760	814,545
Pueblo Urban Renewal Authority, TA, 4.75%, 12/01/45(b)	1,365	1,518,467
Rocky Mountain Rail Park Metropolitan District, GO(b)
Series A, 5.00%, 12/01/41	500	543,960
Series A, 5.00%, 12/01/51	500	536,370
Southlands Metropolitan District No.1, Refunding GO, Series A-1, 5.00%, 12/01/47	410	447,958

		10,192,716

Connecticut(b) — 0.9%
Connecticut State Health & Educational Facilities Authority, RB
Series A, 5.00%, 01/01/45	325	356,038
Series A, 5.00%, 01/01/55	435	472,088
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45	1,390	1,428,350

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) April 30, 2021	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Connecticut (continued)
Mohegan Tribe of Indians of Connecticut, RB, Series A, 6.75%, 02/01/45	$963	$975,461
Mohegan Tribe of Indians of Connecticut, Refunding RB, Series C, 6.25%, 02/01/30	1,835	1,889,536

		5,121,473

District of Columbia — 0.6%
District of Columbia Tobacco Settlement Financing Corp., RB, CAB, Series A, 0.00%, 06/15/46(d)	15,400	3,309,460

Florida — 10.2%
Boggy Creek Improvement District, Refunding SAB, Series 2013, 5.13%, 05/01/43	1,335	1,391,457
Capital Region Community Development District, Refunding SAB, Series A-1, 5.13%, 05/01/39	1,495	1,660,631
Capital Trust Agency, Inc., RB
0.00%, 07/01/61(b)(d)	53,225	3,554,898
Series A, 8.25%, 01/01/44	515	10,300
Series A, 8.25%, 01/01/49	1,105	22,100
Series A, 5.75%, 06/01/54(b)	940	997,312
Charlotte County Industrial Development Authority, RB(b)
AMT, 5.00%, 10/01/34	245	276,835
AMT, 5.00%, 10/01/49	1,170	1,267,285
Collier County Industrial Development Authority, Refunding RB, Series A, 8.13%, 05/15/44(b)(e)(f)	630	485,578
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(d)
Series A-2, 0.00%, 10/01/50	730	274,049
Series A-2, 0.00%, 10/01/51	875	314,851
Series A-2, 0.00%, 10/01/52	875	302,593
Series A-2, 0.00%, 10/01/53	2,325	772,690
Series A-2, 0.00%, 10/01/54	875	279,108
Florida Development Finance Corp., RB
Series A, 5.75%, 06/15/29	690	745,552
Series A, 6.00%, 06/15/34	835	902,785
Series A, 6.13%, 06/15/44	3,180	3,416,656
Series A, 5.13%, 06/15/55(b)	3,645	3,732,699
Series A, AMT, 5.00%, 08/01/29(a)(b)	1,550	1,602,669
Series B, AMT, 7.38%, 01/01/49(b)	2,475	2,569,817
Greeneway Improvement District, SAB, 5.13%, 05/01/43	1,675	1,726,724
Lakewood Ranch Stewardship District, SAB
4.00%, 05/01/21	54	53,750
4.25%, 05/01/26	135	141,476
4.95%, 05/01/29(b)	395	447,365
5.50%, 05/01/39(b)	400	463,576
5.13%, 05/01/46	810	865,388
5.65%, 05/01/48(b)	665	764,896
Series 1B, 4.75%, 05/01/29	565	633,602
Series 1B, 5.30%, 05/01/39	645	738,493
Series 1B, 5.45%, 05/01/48	1,150	1,306,825
Miami-Dade County Industrial Development Authority, RB, 5.00%, 01/15/48	915	1,032,889
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/21(g)	4,550	4,682,951
Midtown Miami Community Development District, Refunding SAB
Series A, 5.00%, 05/01/37	845	873,358
Series B, 5.00%, 05/01/37	495	511,612
North River Ranch Community Development District, SAB
Series A-1, 4.00%, 05/01/40	310	322,880
Series A-1, 4.25%, 05/01/51	530	552,223
Series A-2, 4.20%, 05/01/35	450	468,810
Series A-3, 4.75%, 05/01/40	600	600,204

Security	Par (000)	Value

Florida (continued)
Palm Beach County Health Facilities Authority, Refunding RB, Series A, 7.25%, 06/01/34	$500	$539,040
Santa Rosa Bay Bridge Authority, RB, 6.25%, 07/01/28(e)(f)	3,404	2,931,689
Seminole County Industrial Development Authority, Refunding RB
5.50%, 11/15/49	1,235	1,239,372
5.75%, 11/15/54	985	995,520
Tolomato Community Development District, Refunding SAB, Series 2015-2, 6.61%, 05/01/40(c)	805	579,568
Tolomato Community Development District, Refunding SAB, CAB, Series A-4, 6.61%, 05/01/40(c)	305	291,635
Tolomato Community Development District, SAB(e)(f)
3rd Series, 6.65%, 05/01/40	710	7
Series 2015-1, 6.61%, 05/01/40(c)	1,305	1,192,705
Series 2015-3, 6.61%, 05/01/40	875	9
Trout Creek Community Development District, SAB
5.38%, 05/01/38	430	484,154
5.50%, 05/01/49	1,105	1,232,506
Village Community Development District No.9, SAB
6.75%, 05/01/31	1,345	1,345,000
7.00%, 05/01/41	2,210	2,210,000
5.50%, 05/01/42	1,065	1,086,279
West Villages Improvement District, SAB
4.75%, 05/01/39	455	498,357
5.00%, 05/01/50	940	1,028,736

		56,421,464

Georgia — 0.9%
George L Smith II Congress Center Authority, RB, 4.00%, 01/01/54	410	463,579
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/35	560	767,822
Series A, 5.00%, 05/15/36	560	774,267
Series A, 5.00%, 05/15/37	615	858,294
Series A, 5.00%, 05/15/38	340	480,100
Series A, 5.00%, 05/15/49	1,130	1,675,191

		5,019,253

Guam — 0.2%
Territory of Guam, Refunding RB
Series a, 5.00%, 11/01/40	540	669,395
Series A, 5.00%, 11/01/35	385	485,797

		1,155,192

Idaho — 0.1%
Idaho Housing & Finance Association, RB, Series A, 6.95%, 06/15/55(b)	580	611,198

Illinois — 5.6%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/42	1,020	1,060,117
Series C, 5.25%, 12/01/35	1,655	1,840,178
Series D, 5.00%, 12/01/46	2,155	2,348,839
Series H, 5.00%, 12/01/46	720	826,668
Chicago Board of Education, Refunding GO
Series B, 4.00%, 12/01/35	745	768,780
Series C, 5.00%, 12/01/25	725	845,886
Series D, 5.00%, 12/01/31	1,000	1,190,880
Series G, 5.00%, 12/01/44	2,150	2,476,585
City of Chicago Illinois, Refunding GO, Series A, 6.00%, 01/01/38	1,260	1,530,409
Illinois Finance Authority, Refunding RB
6.60%, 07/01/24	560	564,099
6.00%, 02/01/34	365	383,454
6.13%, 02/01/45	860	894,641

20	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
Metropolitan Pier & Exposition Authority, RB
Series A, 5.50%, 06/15/53	$2,370	$2,745,218
Series A, 5.00%, 06/15/57	1,020	1,191,799
Metropolitan Pier & Exposition Authority, RB, CAB, Series A, 0.00%, 12/15/52(d)	3,430	1,224,064
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, Series B, 0.00%, 12/15/54(d)	20,700	6,734,952
State of Illinois, GO
5.50%, 05/01/30	530	684,543
5.50%, 05/01/39	1,055	1,342,878
Series A, 5.00%, 01/01/33	740	760,550
Village of Lincolnshire Illinois, ST, 6.25%, 03/01/34	1,448	1,449,593

		30,864,133

Indiana — 1.9%
City of Anderson Indiana, RB, 5.38%, 01/01/40	580	597,354
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	825	912,466
AMT, 7.00%, 01/01/44	2,000	2,233,880
City of Vincennes Indiana, Refunding RB, 6.25%, 01/01/29(b)	1,885	1,885,679
Indiana Finance Authority, RB
Series A, AMT, 6.75%, 05/01/39	1,060	1,323,633
Series A, AMT, 5.00%, 07/01/44	470	502,820
Series A, AMT, 5.00%, 07/01/48	1,555	1,676,974
Indiana Housing & Community Development Authority, RB, 5.38%, 10/01/40(b)	1,230	1,273,013

		10,405,819

Iowa — 1.5%
Iowa Finance Authority, Refunding RB
5.25%, 12/01/25	150	162,391
Series B, 5.25%, 12/01/50(a)	2,085	2,275,798
Iowa Tobacco Settlement Authority, Refunding RB
0.00%, 06/01/65(d)	1,275	222,934
Series C, 5.38%, 06/01/38	4,900	4,901,029
Iowa Tobacco Settlement Authority, Refunding RB, CAB, Series B, 5.60%, 06/01/34	795	795,183

		8,357,335

Kentucky — 0.8%
Kentucky Public Transportation Infrastructure Authority, RB, Series A, 5.75%, 07/01/49	4,000	4,401,120

Louisiana — 2.0%
Juban Crossing Economic Development District, Refunding RB, Series C, 7.00%, 09/15/44(b)	2,380	2,295,653
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, 5.00%, 07/01/54(b)	930	958,448
Parish of St. James Louisiana, RB, 2nd Series, 6.35%, 07/01/40(b)	1,580	1,996,899
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.25%, 05/15/35	5,570	6,034,204

		11,285,204

Maine — 0.5%
Maine Health & Higher Educational Facilities Authority, RB, 6.75%, 07/01/21(g)	2,955	2,985,880

Maryland — 1.1%
County of Frederick Maryland, Refunding TA, 4.63%, 07/01/43(b)	1,970	2,261,324

Security	Par (000)	Value

Maryland (continued)
Maryland Economic Development Corp., RB, 5.00%, 07/01/56	$360	$427,910
Maryland Health & Higher Educational Facilities Authority, RB, Series A, 7.00%, 03/01/55(b)	3,010	3,455,992

		6,145,226

Michigan — 1.2%
Advanced Technology Academy, Refunding RB, 5.00%, 11/01/44	415	458,550
City of Detroit Michigan Sewage Disposal System Revenue, Refunding RB, Series A, Senior Lien, 5.25%, 07/01/22(g)	2,785	2,947,616
City of Detroit Michigan, GO
5.00%, 04/01/34	285	336,380
5.00%, 04/01/35	285	335,388
5.00%, 04/01/36	200	234,750
5.00%, 04/01/37	320	374,522
5.00%, 04/01/38	145	169,242
Michigan Finance Authority, RB, Series C-2, AMT, Senior Lien, 5.00%, 07/01/22(g)	415	437,161
Michigan Strategic Fund, RB, AMT, 5.00%, 06/30/48	1,200	1,441,632

		6,735,241

Minnesota — 0.4%
City of Minneapolis Minnesota, RB, Series A, 5.75%, 07/01/55	1,480	1,653,145
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Refunding RB
Series A, 5.75%, 09/01/46	195	222,684
Series A, 6.00%, 09/01/51	290	332,491

		2,208,320

Missouri — 0.3%
Industrial Development Authority of the City of St. Louis Missouri, Refunding RB
Series A, 4.38%, 11/15/35	685	690,610
Series A, 4.75%, 11/15/47	760	768,254

		1,458,864

Nevada — 0.2%
Tahoe-Douglas Visitors Authority, RB
5.00%, 07/01/40	315	367,715
5.00%, 07/01/45	395	455,171
5.00%, 07/01/51	420	479,346

		1,302,232

New Hampshire — 0.7%
New Hampshire Business Finance Authority, RB
Series A, 4.13%, 08/15/40	530	538,141
Series A, 4.25%, 08/15/46	595	600,414
Series A, 4.50%, 08/15/55	1,235	1,247,017
New Hampshire Business Finance Authority, Refunding RB(b)
Series B, 4.63%, 11/01/42	1,015	1,055,539
Series C, AMT, 4.88%, 11/01/42	485	506,888

		3,947,999

New Jersey — 4.5%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	1,065	1,140,359
5.25%, 11/01/44	770	819,388
New Jersey Economic Development Authority, RB
6.00%, 10/01/43	1,530	1,688,737

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) April 30, 2021	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
New Jersey Economic Development Authority, RB (continued)
Series A, 5.00%, 07/01/32	$165	$178,185
Series A, 5.00%, 07/01/37	260	277,360
Series A, 5.25%, 11/01/54(b)	1,675	1,704,999
Series B, 5.00%, 06/15/43	2,245	2,697,637
AMT, 5.38%, 01/01/43	2,155	2,413,622
Series B, AMT, 6.50%, 04/01/31	1,940	2,085,345
New Jersey Economic Development Authority, Refunding RB, Series A, 6.00%, 08/01/49(b)	500	526,090
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.25%, 06/15/41	1,140	1,327,496
Series S, 5.25%, 06/15/43	2,345	2,905,361
Tobacco Settlement Financing Corp., Refunding RB, Sub-Series B, 5.00%, 06/01/46	5,970	6,997,079

		24,761,658

New Mexico — 0.6%
New Mexico Hospital Equipment Loan Council, Refunding RB, 5.50%, 07/01/42	2,970	3,135,162

New York — 6.5%
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	2,890	2,914,883
Huntington Local Development Corp., RB, Series A, 5.25%, 07/01/56	185	194,890
Metropolitan Transportation Authority, Refunding RB
Series C-1, 4.75%, 11/15/45	1,740	2,092,959
Series C-1, 5.00%, 11/15/50	565	688,842
Series C-1, 5.25%, 11/15/55	840	1,040,777
New York City Industrial Development Agency, Refunding RB
Class A, (AGM), 3.00%, 01/01/37	250	269,972
Class A, (AGM), 3.00%, 01/01/39	250	267,883
Class A, (AGM), 3.00%, 01/01/40	175	187,378
New York Counties Tobacco Trust IV, Refunding RB
Series A, 6.25%, 06/01/41(b)	5,200	5,278,156
Series A, 5.00%, 06/01/42	3,155	3,186,676
Series A, 5.00%, 06/01/45	1,185	1,196,850
New York Counties Tobacco Trust VI, Refunding RB
Series A-2-B, 5.00%, 06/01/45	2,655	2,847,992
Series A-2-B, 5.00%, 06/01/51	1,900	2,006,438
New York Liberty Development Corp., Refunding RB(b)
Series 1, Class 1, 5.00%, 11/15/44	6,205	6,755,880
Series 2, Class 2, 5.15%, 11/15/34	455	508,617
Series 2, Class 2, 5.38%, 11/15/40	1,080	1,215,238
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	395	499,545
AMT, 5.00%, 10/01/40	1,120	1,393,146
New York Transportation Development Corp., Refunding ARB, AMT, 5.38%, 08/01/36	1,490	1,844,843
Westchester County Healthcare Corp., RB, Series A, Senior Lien, 5.00%, 11/01/44	1,234	1,372,575

		35,763,540

Ohio — 2.3%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	5,000	5,616,150
Cleveland-Cuyahoga County Port Authority, RB
4.00%, 07/01/46	65	75,619
4.00%, 07/01/51	95	110,209

Security	Par (000)	Value

Ohio (continued)
County of Hamilton Ohio, Refunding RB, Series C, 5.00%, 01/01/46	$875	$931,945
County of Hardin Ohio, Refunding RB
5.00%, 05/01/30	240	260,374
5.25%, 05/01/40	480	512,616
5.50%, 05/01/50	1,130	1,206,478
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(b)	840	930,182
Port of Greater Cincinnati Development Authority, RB, 4.25%, 12/01/50(b)	385	387,749
Southern Ohio Port Authority, RB, Series A, AMT, 7.00%, 12/01/42(b)	2,315	2,613,820

		12,645,142

Oklahoma — 2.3%
Oklahoma Development Finance Authority, RB
7.25%, 09/01/51(b)	4,615	4,722,437
Series B, 5.00%, 08/15/38	2,990	3,637,873
Series B, 5.25%, 08/15/43	2,690	3,290,812
Tulsa County Industrial Authority, Refunding RB, 5.25%, 11/15/37	750	801,510

		12,452,632

Oregon — 0.5%
Hospital Facilities Authority of Multnomah County Oregon, Refunding RB, Series A, 5.50%, 10/01/49	1,765	1,873,318
Oregon State Facilities Authority, RB(b)
Series A, 5.00%, 06/15/29	115	119,901
Series A, 5.00%, 06/15/39	565	571,605

		2,564,824

Pennsylvania — 1.5%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A, 5.00%, 05/01/42	2,140	2,223,995
Bucks County Industrial Development Authority, RB
4.00%, 07/01/46	100	109,526
4.00%, 07/01/51	100	109,072
Montgomery County Industrial Development Authority, Refunding RB, 5.38%, 01/01/50	1,135	1,151,934
Northampton County Industrial Development Authority, TA, 7.00%, 07/01/32	1,765	1,873,230
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	2,710	2,866,042

		8,333,799

Puerto Rico — 12.9%
Children’s Trust Fund, RB(d)
Series A, 0.00%, 05/15/57	23,995	1,513,845
Series B, 0.00%, 05/15/57	11,915	636,857
Children’s Trust Fund, Refunding RB, 5.63%, 05/15/43	850	859,656
Commonwealth of Puerto Rico, GO(e)(f)
Series A, 5.25%, 07/01/22	145	128,023
Series A, 5.25%, 07/01/26	50	44,146
Series A, 5.13%, 07/01/31	515	454,702
Series A, 5.38%, 07/01/33	500	441,458
Series A, 6.00%, 07/01/38	750	671,923
Commonwealth of Puerto Rico, Refunding GO(e)(f)
5.00%, 07/01/18	90	75,975
Series A, 8.00%, 07/01/35	9,295	7,432,970
Series A, 5.50%, 07/01/39	1,265	1,061,384
Series A, 6.50%, 07/01/40	1,110	949,513
Series A, 5.00%, 07/01/41	2,230	1,788,112

22	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Puerto Rico (continued)
Commonwealth of Puerto Rico, Refunding GO(e)(f) (continued)
Series B, 6.00%, 07/01/39	$110	$98,549
Series D, 5.75%, 07/01/41	165	142,376
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB
Series A, Senior Lien, 5.00%, 07/01/33	170	177,213
Series A, Senior Lien, 5.13%, 07/01/37	200	208,676
Series A, Senior Lien, 5.75%, 07/01/37	1,290	1,355,235
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB(b)
Series A, Senior Lien, 5.00%, 07/01/35	1,780	2,111,988
Series A, Senior Lien, 5.00%, 07/01/47	3,135	3,664,627
Puerto Rico Electric Power Authority, RB
3rd Series, 5.40%, 01/01/22(a)(e)(f)	90	83,030
Series A, 5.00%, 07/01/29(e)(f)	660	610,781
Series A, 7.00%, 07/01/33(e)(f)	3,295	3,123,386
Series A, 6.75%, 07/01/36(e)(f)	1,140	1,080,625
Series A, 5.00%, 07/01/42(e)(f)	1,315	1,216,935
Series A, 7.00%, 07/01/43(e)(f)	375	355,469
Series A-3, 10.00%, 07/01/19(e)(f)	323	298,988
Series B-3, 10.00%, 07/01/19(e)(f)	323	298,988
Series C-1, 5.40%, 01/01/18(e)(f)	887	821,272
Series C-2, 5.40%, 07/01/18(e)(f)	888	821,405
Series C-4, 5.40%, 07/01/20(e)(f)	90	83,030
Series CCC, 5.25%, 07/01/26(e)(f)	260	240,611
Series CCC, 5.25%, 07/01/28(e)(f)	145	134,187
Series TT, 5.00%, 07/01/25(e)(f)	100	92,543
Series TT, 5.00%, 07/01/26(e)(f)	225	208,221
Series WW, 5.50%, 07/01/19(e)(f)	1,375	1,272,461
Series WW, 5.50%, 07/01/20	1,595	1,196,250
Series WW, 5.25%, 07/01/33(e)(f)	120	111,051
Series WW, 5.50%, 07/01/38(e)(f)	205	189,712
Series WW, 5.50%, 07/01/49(e)(f)	145	134,187
Series XX, 5.25%, 07/01/27(e)(f)	110	101,797
Series XX, 5.25%, 07/01/35	585	513,337
Series XX, 5.25%, 07/01/35(e)(f)	60	55,526
Series XX, 5.75%, 07/01/36(e)(f)	85	78,661
Series XX, 5.25%, 07/01/40(e)(f)	1,020	943,935
Puerto Rico Electric Power Authority, Refunding RB(e)(f)
Series AAA, 5.25%, 07/01/22	2,545	2,355,209
Series AAA, 5.25%, 07/01/29	95	87,915
Series UU, 1.00%, 07/01/19(a)	55	44,825
Series UU, 1.16%, 07/01/19(a)	60	48,900
Series UU, 1.00%, 07/01/20(a)	495	413,429
Series UU, 0.84%, 07/01/31(a)	580	484,422
Series ZZ, 5.25%, 07/01/19	455	421,069
Series ZZ, 5.25%, 07/01/21	50	46,271
Series ZZ, 5.25%, 07/01/24	345	319,272
Series ZZ, 5.25%, 07/01/26	40	37,017
Series ZZ, 5.00%, 07/01/49	145	134,187
Puerto Rico Electric Power Authority, Refunding RB, BAB, 6.13%, 07/01/40	1,085	981,925
Puerto Rico Public Buildings Authority, Refunding RB(e)(f)
Series F, (GTD), 5.25%, 07/01/24	235	232,326
Series M-2, (GTD), 10.00%, 07/01/34	155	163,525
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	2,453	2,723,247
Series A-1, Restructured, 5.00%, 07/01/58	5,234	5,879,928
Series A-2, Restructured, 4.33%, 07/01/40	6,129	6,699,120
Series A-2, Restructured, 4.54%, 07/01/53	21	22,963

Security	Par (000)	Value

Puerto Rico (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB (continued)
Series A-2, Restructured, 4.78%, 07/01/58	$2,080	$2,315,560
Series B-1, Restructured, 4.55%, 07/01/40	2,402	2,660,023
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(d)
Series A-1, Restructured, 0.00%, 07/01/24	1,570	1,476,742
Series A-1, Restructured, 0.00%, 07/01/29	1,079	913,373
Series A-1, Restructured, 0.00%, 07/01/31	686	531,437
Series A-1, Restructured, 0.00%, 07/01/33	337	242,401
Series A-1, Restructured, 0.00%, 07/01/46	10,261	3,235,396
Series A-1, Restructured, 0.00%, 07/01/51	3,047	695,082
Series B-1, Restructured, 0.00%, 07/01/46	883	278,613

		71,327,793

Rhode Island — 2.0%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 07/15/35(e)(f)	4,190	628,500
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/40	980	1,095,630
Series B, 4.50%, 06/01/45	5,055	5,474,515
Series B, 5.00%, 06/01/50	3,330	3,722,041

		10,920,686

South Carolina — 0.1%
South Carolina Jobs-Economic Development Authority, RB, Series A, 5.00%, 11/15/54	345	375,867

Tennessee — 0.4%
Memphis-Shelby County Industrial Development Board, Refunding TA
Series A, 5.50%, 07/01/37	925	945,840
Series A, 5.63%, 01/01/46	1,085	1,091,423

		2,037,263

Texas — 6.4%
Arlington Higher Education Finance Corp., RB, 5.00%, 01/15/51	715	751,129
Arlington Higher Education Finance Corp., Refunding RB, 5.00%, 08/15/41	370	402,031
Brazoria County Industrial Development Corp., RB, AMT, 7.00%, 03/01/39	675	723,060
Central Texas Regional Mobility Authority, Refunding RB, CAB(d)
0.00%, 01/01/28	1,000	904,150
0.00%, 01/01/29	2,000	1,758,440
0.00%, 01/01/30	1,170	997,109
0.00%, 01/01/33	3,690	2,872,148
0.00%, 01/01/34	4,000	3,015,440
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	250	291,788
City of Houston Texas Airport System Revenue, Refunding RB
AMT, 5.00%, 07/01/29	730	800,460
Series A, AMT, 6.63%, 07/15/38	2,890	2,923,235
Series C, AMT, 5.00%, 07/15/27	1,615	1,883,930
Harris County Cultural Education Facilities Finance Corp., RB, Series B, 7.00%, 01/01/23(g)	475	528,675
Mission Economic Development Corp., Refunding RB, AMT, Senior Lien, 4.63%, 10/01/31(b)	785	832,610
New Hope Cultural Education Facilities Finance Corp., RB
Series A, 5.88%, 04/01/23(g)	1,210	1,341,152
Series A, 6.00%, 04/01/23(g)	1,845	2,049,371
Series A, 10.00%, 12/01/25(b)	1,140	1,138,199

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) April 30, 2021	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Texas (continued)
New Hope Cultural Education Facilities Finance Corp., Refunding RB, Series A, 5.00%, 08/15/36(b)	$1,085	$1,091,792
Newark Higher Education Finance Corp., RB(b)
Series A, 5.50%, 08/15/35	290	334,834
Series A, 5.75%, 08/15/45	580	662,824
Port Beaumont Navigation District, Refunding RB(b)
Series A, AMT, 3.63%, 01/01/35	650	666,731
Series A, AMT, 4.00%, 01/01/50	1,400	1,445,528
Red River Health Facilities Development Corp., RB
5.13%, 01/01/41	900	907,407
7.25%, 12/15/42(e)(f)	2,895	1,915,234
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.00%, 10/01/49	865	937,245
Texas Transportation Commission, RB, CAB(d)
0.00%, 08/01/46	1,420	479,960
0.00%, 08/01/47	2,120	681,813
0.00%, 08/01/48	2,235	682,345
0.00%, 08/01/49	2,100	607,299
0.00%, 08/01/50	3,015	823,999
0.00%, 08/01/51	1,770	456,324
0.00%, 08/01/52	1,770	430,924
0.00%, 08/01/53	160	36,838

		35,374,024

Utah(b) — 0.3%
Mida Mountain Village Public Infrastructure District, SAB, 4.00%, 08/01/50	905	927,851
Utah Charter School Finance Authority, RB
Series A, 5.00%, 06/15/41	205	228,405
Series A, 5.00%, 06/15/52	265	288,723

		1,444,979

Virginia — 1.8%
Lower Magnolia Green Community Development Authority, SAB(b)
5.00%, 03/01/35	495	536,758
5.00%, 03/01/45	505	542,011
Norfolk Redevelopment & Housing Authority, RB
Series A, 4.00%, 01/01/29	300	314,814
Series A, 5.00%, 01/01/34	485	522,869
Series A, 5.00%, 01/01/49	955	1,014,582
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	2,370	2,394,364
Virginia Small Business Financing Authority, RB, AMT, Senior Lien, 6.00%, 01/01/37	4,440	4,710,263

		10,035,661

Washington — 1.0%
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.50%, 09/01/42	1,495	1,519,742
Washington State Convention Center Public Facilities District RB
4.00%, 07/01/31	1,315	1,500,704
4.00%, 07/01/58	795	861,931
Washington State Housing Finance Commission, RB(b)
Series A, 5.00%, 07/01/50	225	253,060
Series A, 5.00%, 07/01/56	255	282,275

Security	Par (000)	Value

Washington (continued)
Washington State Housing Finance Commission, Refunding RB(b)
5.75%, 01/01/35	$315	$340,115
6.00%, 01/01/45	850	913,682

		5,671,509

Wisconsin — 5.1%
Public Finance Authority, RB
5.00%, 06/15/39	175	205,072
5.00%, 06/15/41(b)	345	362,188
5.00%, 01/01/42(b)	605	632,164
6.85%, 11/01/46(b)	900	946,539
7.00%, 11/01/46(b)	570	603,453
5.00%, 06/15/49	530	606,760
5.63%, 06/15/49(b)	2,500	2,515,375
5.00%, 04/01/50(b)	115	132,778
5.00%, 06/15/53	355	404,991
5.00%, 06/15/55(b)	4,925	5,001,362
5.00%, 01/01/56(b)	1,470	1,509,469
Series A, 6.25%, 10/01/31(b)	605	635,970
Series A, 5.38%, 06/01/44(b)	555	563,419
Series A, 7.00%, 10/01/47(b)	605	634,125
Series A, 5.63%, 06/15/49(b)	2,950	3,111,689
Series A, 5.50%, 06/01/54(b)	680	681,544
Series A-1, 4.50%, 01/01/35(b)	1,225	1,357,141
Series A-1, 5.50%, 12/01/48(b)(e)(f)	20	6,578
Series A-1, 5.00%, 01/01/55(b)	2,640	2,945,184
Series B, 0.00%, 01/01/35(b)(d)	1,780	822,378
Series B, 0.00%, 01/01/60(b)(d)	35,940	3,008,178
Wisconsin Health & Educational Facilities Authority, Refunding RB
5.00%, 11/01/46	470	505,302
5.00%, 11/01/54	785	833,018

		28,024,677

Total Municipal Bonds — 90.6% (Cost: $454,372,429)		500,611,261

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

Illinois — 2.7%
Illinois Finance Authority, RB, Series A, (AGM), 6.00%, 08/15/41	7,180	7,292,941
Illinois Finance Authority, Refunding RB
Series C, 4.00%, 02/15/27(g)	4	4,201
Series C, 4.00%, 02/15/41	1,495	1,674,796
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 01/01/40	5,056	5,854,998

		14,826,936

Massachusetts — 0.5%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Series A, 4.00%, 06/01/45	2,268	2,542,881

New York — 14.3%
City of New York Water & Sewer System, RB, Series CC, 5.00%, 06/15/47	14,181	15,544,265
Hudson Yards Infrastructure Corp., RB(i)
5.75%, 02/15/47(g)	1,047	1,052,216
5.75%, 02/15/47	644	647,292

24	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York City Housing Development Corp., RB, M/F Housing
Series C-1A, 4.15%, 11/01/39	$1,893	$1,981,170
Series C-1A, 4.20%, 11/01/44	3,470	3,631,415
Series C-1A, 4.30%, 11/01/47	2,840	2,971,712
Series D-1B, 4.25%, 11/01/45	8,996	9,587,763
New York City Water & Sewer System, Refunding RB, Series HH, 5.00%, 06/15/31(i)	8,610	8,658,647
New York Liberty Development Corp., ARB, 5.25%, 12/15/43	18,104	18,646,177
New York Liberty Development Corp., Refunding RB, 5.75%, 11/15/51(i)	6,600	6,787,282
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	1,444	1,668,921
New York State Dormitory Authority, Refunding RB, Series D, 4.00%, 02/15/47	6,956	8,037,772

		79,214,632

Pennsylvania — 0.6%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	2,505	3,051,766

Rhode Island — 0.3%
Narragansett Bay Commission, Refunding RB, Series A, 4.00%, 09/01/22(g)	1,710	1,797,107

Texas — 0.4%
Lower Colorado River Authority, Refunding, RB, 4.00%, 05/15/43	2,271	2,343,827

Washington — 1.5%
City of Bellingham Washington Water & Sewer Revenue, RB, 5.00%, 08/01/40	7,966	8,057,182

Wisconsin — 0.2%
Wisconsin Health & Educational Facilities Authority, Refunding RB, 4.00%, 12/01/46	1,142	1,272,598

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 20.5% (Cost: $108,490,930)		113,106,929

Total Investments — 111.1% (Cost: $562,863,359)		613,718,190

Other Assets Less Liabilities — 1.4%		7,462,181

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (12.5)%		(68,807,784)

Net Assets Applicable to Common Shares — 100.0%		$552,372,587

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(d)	Zero-coupon bond.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(h)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between May 15, 2021 to February 15, 2047, is $10,356,969. See Note 4 of the Notes to Financial Statements for details.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Shares Held at 04/30/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class(a)	$2,764,208	$—	$(2,763,928)	(b)	$(280)	$—	$—	—	$696	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) April 30, 2021	BlackRock MuniAssets Fund, Inc. (MUA)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	69	06/21/21	$9,117	$(48,152)
U.S. Long Treasury Bond	38	06/21/21	5,978	(39,981)

				$(88,133)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$88,133	$—	$88,133

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$(88,133)	$—	$(88,133)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$3,773,625

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

26	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	BlackRock MuniAssets Fund, Inc. (MUA)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$500,611,261	$—	$500,611,261
Municipal Bonds Transferred to Tender Option Bond Trusts	—	113,106,929	—	113,106,929

	$—	$613,718,190	$—	$613,718,190

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(88,133)	$—	$—	$(88,133)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $68,781,335 are categorized as Level 2 within the fair value hierarchy.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments April 30, 2021	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 1.1%
County of Jefferson Alabama Sewer Revenue, Refunding RB
Series A, Senior Lien, (AGM), 5.00%, 10/01/44	$570	$633,572
Series A, Senior Lien, (AGM), 5.25%, 10/01/48	1,090	1,215,938
Series D, Sub Lien, 6.00%, 10/01/42	2,875	3,312,144
Series D, Sub Lien, 7.00%, 10/01/51	1,545	1,827,488
Health Care Authority of the City of Huntsville, RB
Series B1, 4.00%, 06/01/45	315	364,354
Series B1, (AGM), 3.00%, 06/01/50	865	899,479
Opelika Utilities Board, Refunding RB, 4.00%, 06/01/41	960	1,087,584
Selma Industrial Development Board, RB, Series A, 5.38%, 12/01/35	900	924,831

		10,265,390

Arizona — 3.6%
Arizona Health Facilities Authority, Refunding RB, Series A, 5.00%, 02/01/42	2,200	2,273,524
Arizona Industrial Development Authority, RB
4.38%, 07/01/39(a)	575	617,952
Series A, 5.00%, 07/01/39(a)	480	508,488
Series A, (BAM), 4.00%, 06/01/44	425	477,135
Series A, 5.00%, 07/01/49(a)	550	576,323
Series A, 5.00%, 07/01/54(a)	425	443,275
Arizona Industrial Development Authority, Refunding RB(a)
Series A, 5.50%, 07/01/52	130	140,566
Series G, 5.00%, 07/01/47	435	483,337
City of Phoenix Civic Improvement Corp., ARB, Series B, AMT, Junior Lien, 3.25%, 07/01/49	670	728,625
Glendale Industrial Development Authority, RB
5.00%, 05/15/41	65	73,408
5.00%, 05/15/56	575	639,239
Industrial Development Authority of the City of Phoenix, RB, Series A, 5.00%, 07/01/46(a)	2,120	2,326,276
Industrial Development Authority of the County of Pima, RB(a)
5.00%, 07/01/34	400	426,848
5.00%, 06/15/47	840	858,976
Industrial Development Authority of the County of Pima, Refunding RB, 5.00%, 06/15/52(a)	260	272,782
Maricopa County Industrial Development Authority, Refunding RB
5.00%, 07/01/39(a)	215	250,193
5.00%, 07/01/54(a)	490	554,641
Series A, 4.13%, 09/01/38	775	892,963
Maricopa County Pollution Control Corp., Refunding RB, Series B, 3.60%, 04/01/40	1,400	1,543,570
Pinal County Electric District No.3, Refunding RB
4.75%, 07/01/21(b)	680	684,998
4.75%, 07/01/31	3,070	3,091,981
Salt Verde Financial Corp., RB
5.00%, 12/01/32	3,500	4,637,115
5.00%, 12/01/37	6,845	9,510,375
University Medical Center Corp., Refunding RB, 6.00%, 07/01/21(b)	900	908,370

		32,920,960

Security	Par (000)	Value

Arkansas — 1.1%
Arkansas Development Finance Authority, RB
5.00%, 12/01/47	$385	$456,980
AMT, 4.50%, 09/01/49(a)	4,925	5,409,275
City of Benton Arkansas, RB, (AGM), 4.00%, 06/01/39	505	556,333
City of Fort Smith Arkansas Water & Sewer Revenue, Refunding RB, Subordinate, 4.00%, 10/01/40	840	936,491
City of Little Rock Arkansas, RB, 4.00%, 07/01/41	1,835	1,955,486
Pulaski County Public Facilities Board, RB, 5.00%, 12/01/42	465	513,416

		9,827,981

California — 9.3%
California Educational Facilities Authority, RB, Series V-1, 5.00%, 05/01/49	1,545	2,403,587
California Health Facilities Financing Authority, Refunding RB
Series A, 5.00%, 07/01/33	1,320	1,445,888
Series A, 4.00%, 04/01/45	1,030	1,186,251
California Municipal Finance Authority, ARB, AMT, Senior Lien, 5.00%, 12/31/43	800	954,960
California Municipal Finance Authority, RB, S/F Housing
Series A, 5.25%, 08/15/39	185	203,450
Series A, 5.25%, 08/15/49	460	501,474
California Municipal Finance Authority, Refunding RB, Series A, 5.00%, 02/01/42	285	336,425
California Pollution Control Financing Authority, RB, Series A, AMT, 5.00%, 11/21/45(a)	1,755	1,834,449
California State Public Works Board, RB
Series F, 5.25%, 09/01/33	1,230	1,369,052
Series I, 5.50%, 11/01/30	2,500	2,821,500
Series I, 5.50%, 11/01/31	3,965	4,472,322
Series I, 5.00%, 11/01/38	955	1,061,607
California Statewide Communities Development Authority, Refunding RB
4.00%, 03/01/42	1,000	1,122,440
4.00%, 03/01/48	1,345	1,491,080
Carlsbad Unified School District, GO, CAB, Series B, 6.00%, 05/01/34	1,000	1,163,580
City of Los Angeles Department of Airports, Refunding ARB
Series A, AMT, 5.00%, 05/15/31	245	327,320
Series A, AMT, 5.00%, 05/15/32	295	393,055
Series A, AMT, 5.00%, 05/15/33	290	382,893
Series A, AMT, 5.00%, 05/15/34	305	400,730
Series A, AMT, 5.00%, 05/15/35	480	627,710
Series A, AMT, 5.00%, 05/15/38	210	272,011
Series A, AMT, 5.00%, 05/15/39	225	290,572
Series A, AMT, 5.00%, 05/15/40	465	598,855
Series A, AMT, 5.00%, 05/15/41	505	648,885
Department of Veterans Affairs Veteran’s Farm & Home Purchase Program, RB, S/F Housing, Series A, 2.45%, 12/01/45	850	851,573
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 5.00%, 06/01/47	2,335	2,413,689
Series A-2, 5.00%, 06/01/47	4,350	4,496,595
Hartnell Community College District, GO, CAB, Series D, 7.00%, 08/01/34(c)	1,650	2,107,677
Kern Community College District, GO, Series C, 5.50%, 11/01/23(b)	2,445	2,766,615

28	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
Montebello Unified School District, GO, CAB, (NPFGC), 0.00%, 08/01/22(d)	$2,405	$2,387,155
Norwalk-La Mirada Unified School District, Refunding GO, CAB, Series E, (AGC), 0.00%, 08/01/38(d)	8,000	5,025,920
Palomar Community College District, GO, CAB
Series B, 0.00%, 08/01/30(d)	1,500	1,345,755
Series B, 6.20%, 08/01/39(c)	2,605	3,331,013
Redondo Beach Unified School District, GO, Series E, 5.50%, 08/01/21(b)	1,335	1,352,328
Regents of the University of California Medical Center Pooled Revenue, Refunding RB
Series J, 5.25%, 05/15/23(b)	5,005	5,520,615
Series J, 5.25%, 05/15/38	1,420	1,557,428
Riverside County Public Financing Authority, RB, 5.25%, 11/01/40	2,500	3,001,725
Riverside County Redevelopment Successor Agency, Refunding, TA, Series A, (BAM), 4.00%, 10/01/39	1,550	1,783,321
San Diego Community College District, GO, CAB, 6.00%, 08/01/33	2,800	3,675,532
San Diego County Regional Airport Authority, ARB, Series B, AMT, 5.00%, 07/01/47	1,405	1,656,917
San Diego Unified School District, GO, CAB(d)
Series A, 0.00%, 07/01/29	5,315	4,788,868
Series A, 0.00%, 07/01/29(e)	685	614,760
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
Series A, AMT, 5.50%, 05/01/28	1,085	1,192,437
Series A, AMT, 5.25%, 05/01/33	850	927,622
Series A, AMT, 5.00%, 05/01/44	1,090	1,228,441
State of California, Refunding GO
5.00%, 02/01/38	3,000	3,242,100
3.00%, 12/01/46	1,395	1,507,981
Stockton Public Financing Authority, RB, Series A, 6.25%, 10/01/23(b)	440	504,346
Visalia Unified School District, COP, (AGM), 4.00%, 05/01/48	1,225	1,227,536
Washington Township Health Care District, GO, Series B, 5.50%, 08/01/40	920	1,042,516

		85,860,561

Colorado — 1.9%
Arapahoe County School District No.6 Littleton, GO, Series A, (SAW), 5.50%, 12/01/43	1,260	1,652,969
City & County of Denver Colorado Airport System Revenue, ARB
Series B, 5.25%, 11/15/32	3,250	3,636,847
Series A, AMT, 5.50%, 11/15/28	1,000	1,122,700
Series A, AMT, 5.50%, 11/15/30	340	381,205
Series A, AMT, 5.50%, 11/15/31	405	453,770
City & County of Denver Colorado, RB, CAB(d)
Series A-2, 0.00%, 08/01/37	1,490	891,527
Series A-2, 0.00%, 08/01/38	915	519,025
Colorado Educational & Cultural Facilities Authority, RB
5.50%, 07/01/40	2,510	2,518,935
5.00%, 03/01/50(a)	360	365,803
Colorado Educational & Cultural Facilities Authority, Refunding RB, Series A, Class A, 5.00%, 10/01/59(a)	1,690	1,813,387
Colorado Health Facilities Authority, Refunding RB
Series A, 4.00%, 08/01/44	1,285	1,461,469

Security	Par (000)	Value

Colorado (continued)
Colorado Health Facilities Authority, Refunding RB (continued)
Series A, 3.25%, 08/01/49	$1,415	$1,468,048
Denver International Business Center Metropolitan District No.1, GO, Series A, 4.00%, 12/01/48	555	569,874
State of Colorado, COP, Series O, 4.00%, 03/15/44	930	1,074,299

		17,929,858

Connecticut — 0.7%
Connecticut State Health & Educational Facilities Authority, Refunding RB
Series F, 5.00%, 07/01/21(b)	550	554,240
Series I-1, 5.00%, 07/01/42	590	693,569
State of Connecticut Special Tax Revenue, RB
Series A, 4.00%, 05/01/36	240	287,602
Series A, 4.00%, 05/01/39	150	177,639
State of Connecticut, GO
Series A, 4.00%, 01/15/38	2,260	2,669,760
Series A, 5.00%, 04/15/38	985	1,213,609
State of Connecticut, Refunding GO, Series E, 5.00%, 09/15/37	970	1,205,050

		6,801,469

Delaware — 0.7%
County of Kent Delaware, RB
Series A, 5.00%, 07/01/40	330	367,095
Series A, 5.00%, 07/01/48	900	987,156
Delaware State Health Facilities Authority, RB
5.00%, 06/01/43	820	988,215
5.00%, 06/01/48	1,395	1,657,609
Delaware Transportation Authority, RB, 5.00%, 06/01/55	1,790	2,051,752

		6,051,827

District of Columbia — 2.6%
District of Columbia, Refunding RB
5.00%, 04/01/35	315	377,105
5.00%, 10/01/48	1,695	1,989,439
District of Columbia, TA, 5.13%, 06/01/41	1,520	1,525,578
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB
Series A, 5.00%, 10/01/53	1,475	1,528,115
Series B, Subordinate, 4.00%, 10/01/49	1,255	1,422,543
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, CAB(d)
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/34	10,170	7,689,435
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/35	13,485	9,854,973

		24,387,188

Florida — 7.4%
Capital Projects Finance Authority, Refunding RB
Series A-1, 5.00%, 10/01/32	140	170,590
Series A-1, 5.00%, 10/01/33	155	187,786
Series A-1, 5.00%, 10/01/34	155	186,739
Series A-1, 5.00%, 10/01/35	50	59,998
Capital Trust Agency, Inc., RB
Series A, 5.00%, 06/01/45(a)	480	504,062
Series A, 5.00%, 12/15/49	160	176,050
Series A, 5.00%, 12/15/54	140	153,661
Central Florida Expressway Authority, Refunding RB,
Senior Lien, 5.00%, 07/01/48	2,760	3,371,230

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) April 30, 2021	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/21(b)	$4,525	$4,619,799
City of Pompano Beach Florida, Refunding RB, 4.00%, 09/01/50	420	449,581
City of Tampa Florida, RB, CAB(d)
Series A, 0.00%, 09/01/49	285	102,158
Series A, 0.00%, 09/01/53	300	89,397
Collier County Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	1,755	1,980,026
County of Broward Florida Airport System Revenue, ARB, Series A, AMT, 5.00%, 10/01/45	2,845	3,265,975
County of Broward Florida Port Facilities Revenue, ARB, Series B, AMT, 4.00%, 09/01/49	1,070	1,193,339
County of Lee Florida Airport Revenue, Refunding RB, Series A, AMT, 5.38%, 10/01/32	1,500	1,521,195
County of Miami-Dade Florida Aviation Revenue, Refunding RB, Series A, AMT, 5.00%, 10/01/22(b)	2,900	3,090,443
County of Miami-Dade Seaport Department, ARB
Series A, 5.38%, 10/01/33	1,015	1,131,197
Series A, 6.00%, 10/01/38	5,215	5,876,106
Series B, AMT, 6.25%, 10/01/38	460	518,379
Series B, AMT, 6.00%, 10/01/42	615	691,734
County of Miami-Dade Seaport Department, RB, Series B, AMT, 6.00%, 10/01/31	4,135	4,653,736
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(d)
Series A-2, 0.00%, 10/01/41	275	146,630
Series A-2, 0.00%, 10/01/42	370	189,466
Series A-2, 0.00%, 10/01/43	335	164,833
Series A-2, 0.00%, 10/01/44	345	163,395
Series A-2, 0.00%, 10/01/45	285	129,912
Series A-2, 0.00%, 10/01/46	625	273,931
Series A-2, 0.00%, 10/01/47	605	255,346
Series A-2, 0.00%, 10/01/48	430	174,782
Series A-2, 0.00%, 10/01/49	355	138,908
Cypress Bluff Community Development District, SAB, Series A, 3.80%, 05/01/50(a)	430	435,611
Escambia County Health Facilities Authority, Refunding RB, 4.00%, 08/15/45	1,725	1,977,298
Esplanade Lake Club Community Development District, SAB, Series A-1, 4.13%, 11/01/50	615	639,440
Florida Development Finance Corp., RB
Series A, 5.00%, 06/15/40	155	176,206
Series A, 5.00%, 06/15/50	520	579,764
Series A, 5.00%, 06/15/55	310	344,562
AMT, 5.00%, 05/01/29(a)	270	291,638
Series A, AMT, 5.00%, 08/01/29(a)(f)	105	108,568
Florida Development Finance Corp., Refunding RB, Series C, 5.00%, 09/15/50(a)	270	290,039
Florida Housing Finance Corp., RB, S/F Housing, 1st Series, (FHLMC, FNMA, GNMA), 3.75%, 07/01/42	315	338,496
Hillsborough County Aviation Authority, Refunding RB, Sub-Series A, AMT, 5.50%, 10/01/29	1,735	1,940,164
Lee County Housing Finance Authority, RB, S/F Housing, Series A-2, AMT, (FHLMC, FNMA, GNMA), 6.00%, 09/01/40	60	60,802
Miami-Dade County Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/40	3,465	3,956,649

Security	Par (000)	Value

Florida (continued)
Miami-Dade County Florida Aviation Revenue, Refunding RB
Series A, 4.00%, 10/01/37	$235	$280,256
Series A, 4.00%, 10/01/38	235	279,375
Series A, 4.00%, 10/01/39	175	207,177
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/21(b)	3,620	3,725,776
Orange County Health Facilities Authority, Refunding RB, 5.00%, 08/01/41	1,305	1,450,194
Palm Beach County Health Facilities Authority, RB, Series B, 5.00%, 11/15/42	210	252,216
Palm Beach County Health Facilities Authority, Refunding RB, 4.00%, 08/15/49	1,185	1,358,792
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/23(b)	1,785	1,973,300
Sarasota County Florida Utility System Revenue, RB
Series A, 5.00%, 10/01/45	310	399,243
Series A, 5.00%, 10/01/50	465	594,656
Southern Groves Community Development District No.5, Refunding SAB, 4.00%, 05/01/43	220	230,364
Stevens Plantation Community Development District, SAB, Series A, 7.10%, 05/01/35(g)(h)	800	506,893
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/21(b)	3,995	4,079,135
Trout Creek Community Development District, SAB
4.00%, 05/01/40	635	663,689
4.00%, 05/01/51	1,055	1,083,306
Village Community Development District No.10, SAB, 5.13%, 05/01/43	2,360	2,451,474
Volusia County Educational Facility Authority, Refunding RB, 5.00%, 10/15/49	1,265	1,551,358
Westside Community Development District, SAB, 4.00%, 05/01/50	815	845,399

		68,702,224

Georgia — 2.7%
Development Authority for Fulton County, RB, 4.00%, 06/15/49	470	541,299
Gainesville & Hall County Hospital Authority, Refunding RB, Series A, (GTD), 5.50%, 08/15/54	640	741,645
George L Smith II Congress Center Authority, RB, 4.00%, 01/01/54	990	1,119,373
Georgia Housing & Finance Authority, RB, S/F Housing
Series A, 3.95%, 12/01/43	120	125,070
Series A, 4.00%, 12/01/48	170	178,007
Series B, 2.50%, 06/01/50	520	521,331
Griffin-Spalding County Hospital Authority, RB, 4.00%, 04/01/42	2,310	2,610,924
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/35	360	493,600
Series A, 5.00%, 05/15/36	1,860	2,571,673
Series A, 5.00%, 05/15/37	400	558,240
Series A, 5.00%, 05/15/38	1,265	1,786,256
Series A, 5.00%, 05/15/43	330	396,742
Series A, 5.00%, 05/15/49	4,575	6,782,300
Municipal Electric Authority of Georgia, RB
5.00%, 01/01/48	835	994,861
4.00%, 01/01/49	2,105	2,360,149
5.00%, 01/01/56	350	417,669

30	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Georgia (continued)
Municipal Electric Authority of Georgia, RB (continued) 4.00%, 01/01/59	$1,335	$1,486,109
Municipal Electric Authority of Georgia, Refunding RB, Sub-Series A, 4.00%, 01/01/49	700	788,578

		24,473,826

Hawaii — 0.3%
State of Hawaii Airports System Revenue, ARB, Series A, AMT, 5.00%, 07/01/45	1,500	1,701,375
State of Hawaii Airports System Revenue, COP
AMT, 5.25%, 08/01/25	425	467,262
AMT, 5.25%, 08/01/26	460	505,581
State of Hawaii Department of Budget & Finance, Refunding RB, 5.25%, 11/15/37	400	425,440

		3,099,658

Idaho — 0.4%
Idaho Health Facilities Authority, RB
4.00%, 12/01/43	670	767,163
Series 2017, 5.00%, 12/01/46	540	648,972
Series A, 5.00%, 03/01/39	500	558,685
Power County Industrial Development Corp., RB, AMT, 6.45%, 08/01/32	2,000	2,008,580

		3,983,400

Illinois — 11.4%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/36	985	1,218,258
Series A, 5.00%, 12/01/38	610	749,245
Series A, 5.00%, 12/01/40	730	885,278
Series A, 5.00%, 12/01/41	480	579,701
Series C, 5.25%, 12/01/35	2,655	2,952,068
Series D, 5.00%, 12/01/46	3,480	3,793,134
Series H, 5.00%, 12/01/36	585	686,416
Series H, 5.00%, 12/01/46	240	275,556
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/25	1,120	1,306,744
Series C, 5.00%, 12/01/27	500	605,725
Series C, 5.00%, 12/01/30	605	720,289
Series C, 5.00%, 12/01/34	475	560,970
Series D, 5.00%, 12/01/25	435	507,532
Series F, 5.00%, 12/01/22	455	486,199
Series F, 5.00%, 12/01/23	310	343,173
Series F, 5.00%, 12/01/24	340	387,365
Series G, 5.00%, 12/01/34	315	372,740
Chicago Midway International Airport, Refunding ARB, Series A, 2nd Lien, AMT, 5.00%, 01/01/41	1,870	2,065,995
Chicago O’Hare International Airport, ARB, Series D, AMT, Senior Lien, 5.00%, 01/01/42	430	504,025
Chicago O’Hare International Airport, Refunding RB
Series B, AMT, 4.00%, 01/01/29	1,600	1,637,440
Series A, Senior Lien, 4.00%, 01/01/37	675	792,592
Chicago Transit Authority Sales Tax Receipts Fund, RB, 5.25%, 12/01/21(b)	10,900	11,219,588
Chicago Transit Authority, Refunding RB, (AGM-CR), 5.00%, 06/01/28	3,000	3,006,750
City of Chicago Illinois Special Assessment Revenue, SAB, 6.75%, 12/01/32	1,437	1,440,837
City of Chicago Illinois Wastewater Transmission Revenue, RB, 2nd Lien, 5.00%, 01/01/42	3,530	3,632,582

Security	Par (000)	Value

Illinois (continued)
City of Chicago Illinois Waterworks Revenue, Refunding RB, 2nd Lien, 5.00%, 11/01/42	$1,000	$1,059,270
Cook County Community College District No.508, GO
5.50%, 12/01/38	3,075	3,363,281
5.25%, 12/01/43	2,935	3,157,209
County of Will Illinois, GO, 5.00%, 11/15/25(b)	600	722,484
Illinois Finance Authority, RB
Series A, 5.00%, 02/15/37	820	910,364
Series A, 6.00%, 08/15/41	1,885	1,915,047
Series A, 5.00%, 02/15/47	240	262,498
Series A, 5.00%, 02/15/50	130	141,782
Illinois Finance Authority, Refunding RB
4.00%, 03/01/35	1,290	1,462,924
Series A, 5.00%, 11/15/45	1,205	1,390,474
Series C, 5.00%, 02/15/41	555	662,581
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/40	2,980	3,451,049
Series A, 5.00%, 01/01/45	930	1,182,328
Series C, 5.00%, 01/01/37	2,000	2,307,560
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	2,370	2,769,179
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	2,550	2,841,133
Metropolitan Pier & Exposition Authority, Refunding RB, CAB(d)
Series B, (AGM), 0.00%, 06/15/43	3,765	2,023,725
Series B, (AGM), 0.00%, 06/15/47	22,775	10,539,359
Railsplitter Tobacco Settlement Authority, RB(b)
5.50%, 06/01/21	2,050	2,058,220
6.00%, 06/01/21	3,110	3,123,591
State of Illinois, GO
5.25%, 02/01/31	1,485	1,633,351
5.25%, 02/01/32	2,365	2,595,919
5.50%, 07/01/33	3,000	3,238,740
5.50%, 07/01/38	695	747,236
5.00%, 02/01/39	1,910	2,064,996
5.50%, 05/01/39	795	1,011,932
Series A, 5.00%, 04/01/38	4,545	4,809,746
Series D, 5.00%, 11/01/28	900	1,077,183
State of Illinois, Refunding GO, Series B, 5.00%, 10/01/27	90	109,864
University of Illinois, RB, Series A, 5.00%, 04/01/44	1,225	1,367,492
Upper Illinois River Valley Development Authority, Refunding RB, 5.00%, 01/01/55(a)	390	411,407

		105,142,126

Indiana — 1.7%
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	975	1,078,369
AMT, 7.00%, 01/01/44	2,355	2,630,394
Indiana Finance Authority, RB
Series A, 1st Lien, 5.25%, 10/01/38	3,935	4,014,920
Series A, AMT, 5.00%, 07/01/40	565	606,866
Series A, AMT, 5.00%, 07/01/44	535	572,359
Series A, AMT, 5.00%, 07/01/48	1,770	1,908,839
Series A, AMT, 5.25%, 01/01/51	500	545,645
Indianapolis Local Public Improvement Bond Bank, RB
Series A, 5.00%, 01/15/40	1,520	1,637,922
Series F, 5.25%, 02/01/36	3,055	3,066,426

		16,061,740

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) April 30, 2021	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Iowa — 1.0%
Iowa Finance Authority, RB, Series A, 5.00%, 05/15/48	$1,900	$2,159,065
Iowa Finance Authority, Refunding RB
5.25%, 12/01/25	1,260	1,364,089
Series B, 5.25%, 12/01/50(f)	2,445	2,668,742
Iowa Student Loan Liquidity Corp., Refunding RB, Series B, AMT, 3.00%, 12/01/39	1,715	1,738,101
Iowa Tobacco Settlement Authority, Refunding RB, Series C, 5.63%, 06/01/46	980	980,225

		8,910,222

Kansas — 0.2%
Kansas City Industrial Development Authority, ARB, AMT, (AGM), 4.00%, 03/01/57	615	705,454
Seward County Unified School District No.480 Liberal, Refunding GO, 5.00%, 09/01/39	720	765,915

		1,471,369

Kentucky — 1.1%
County of Boyle, Refunding RB, 5.00%, 06/01/37	2,500	2,980,400
Kentucky Economic Development Finance Authority, RB(b)
Series A, 5.25%, 01/01/23	1,230	1,334,009
Series A, 5.38%, 01/01/23	1,830	1,988,533
Kentucky Public Transportation Infrastructure Authority, RB, CAB(c)
Series C, 6.45%, 07/01/34	500	598,165
Series C, 6.60%, 07/01/39	830	985,185
Series C, 6.75%, 07/01/43	1,770	2,104,689

		9,990,981

Louisiana — 1.2%
City of Alexandria Louisiana Utilities Revenue, RB, 5.00%, 05/01/24(b)	860	982,739
Lake Charles Harbor & Terminal District, ARB, Series B, AMT, (AGM), 5.50%, 01/01/29	1,500	1,697,040
Louisiana Public Facilities Authority, RB, 6.50%, 05/01/21(b)	400	400,000
Louisiana Public Facilities Authority, Refunding RB, 5.00%, 05/15/47	1,635	1,911,511
Parish of St. John the Baptist Louisiana, Refunding RB, Sub-Series B-1, 2.38%, 06/01/37(f)	650	677,632
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.50%, 05/15/30	960	961,565
Series A, 5.25%, 05/15/31	990	992,059
Series A, 5.25%, 05/15/32	1,320	1,378,819
Series A, 5.25%, 05/15/33	1,430	1,493,392
Series A, 5.25%, 05/15/35	605	655,421

		11,150,178

Maine — 0.0%
Maine State Housing Authority, RB, S/F Housing, Series C, 3.95%, 11/15/43	335	373,816

Maryland — 1.5%
Anne Arundel County Consolidated Special Taxing District, ST
5.13%, 07/01/36	170	175,624
5.25%, 07/01/44	170	174,507
Howard County Housing Commission, RB, M/F Housing, 5.00%, 12/01/42	1,430	1,730,872
Maryland Health & Higher Educational Facilities Authority, RB
Series 2017, 5.00%, 12/01/46	305	366,625

Security	Par (000)	Value

Maryland (continued)
Maryland Health & Higher Educational Facilities Authority, RB (continued)
Series A, 5.00%, 05/15/42	$1,760	$2,115,256
Series B, 4.00%, 04/15/45	795	920,292
Maryland Stadium Authority, RB, 5.00%, 05/01/34	2,700	3,392,469
Maryland State Transportation Authority, Refunding RB, Series A, 2.50%, 07/01/47	4,915	4,932,202

		13,807,847

Massachusetts — 2.6%
Massachusetts Development Finance Agency, RB
5.00%, 01/01/48	1,115	1,306,602
5.00%, 10/01/48	830	874,862
Series A, 5.25%, 01/01/42	1,110	1,309,334
Series A, 5.00%, 01/01/47	1,570	1,809,943
Massachusetts Development Finance Agency, Refunding RB
4.00%, 07/01/39	1,140	1,280,950
5.00%, 04/15/40	400	431,396
5.00%, 09/01/43	750	890,167
Series A, 5.00%, 10/01/35	500	585,915
Series A, 5.00%, 01/01/40	435	515,057
Series A, 5.00%, 10/01/43	750	865,290
Series A, 4.00%, 06/01/49	225	252,941
Series P, 5.45%, 05/15/59	2,010	2,638,366
Massachusetts Educational Financing Authority, RB
Series B, AMT, 2.63%, 07/01/36	475	487,350
AMT, Subordinate, 3.75%, 07/01/47	1,865	1,926,414
Massachusetts Educational Financing Authority, Refunding RB
Series A, AMT, 3.63%, 07/01/32	1,250	1,303,000
Series B, AMT, 3.63%, 07/01/34	815	850,444
Massachusetts Housing Finance Agency, RB, M/F Housing
Series A, 3.80%, 12/01/43	160	173,019
Series A, 3.85%, 06/01/46	205	223,249
Series C-1, 3.15%, 12/01/49	400	418,736
Series C-1, 3.25%, 12/01/54	1,475	1,550,830
Series D-1, 2.55%, 12/01/50	420	422,843
Massachusetts Port Authority, RB, Series E, AMT, 5.00%, 07/01/51	3,100	3,922,926

		24,039,634

Michigan — 2.8%
City of Detroit Michigan Sewage Disposal System Revenue, Refunding RB, Series A, Senior Lien, 5.25%, 07/01/22(b)	5,320	5,630,635
City of Detroit Michigan Water Supply System Revenue, RB, Series B, 2nd Lien, (AGM), 6.25%, 07/01/36	5	5,022
Eastern Michigan University, RB, Series A, 4.00%, 03/01/47	1,170	1,305,837
Michigan Finance Authority, RB
5.00%, 11/01/44	1,555	1,807,205
Series C-2, AMT, Senior Lien, 5.00%, 07/01/22(b)	240	252,816
Series C-1, Senior Lien, 5.00%, 07/01/22(b)	455	480,248
Michigan Finance Authority, Refunding RB
5.00%, 11/15/41	5,560	6,619,680
4.00%, 11/15/46	570	629,029
Series A, 4.00%, 12/01/49	590	678,305

32	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Michigan (continued)
Michigan State Hospital Finance Authority, Refunding RB
5.00%, 11/15/47	$215	$271,878
Series C, 4.00%, 06/01/22(b)	2,100	2,185,680
Michigan State Housing Development Authority, RB, M/F Housing
Series A, 3.80%, 10/01/38	1,690	1,897,093
Series A, 4.15%, 10/01/53	940	1,038,174
Michigan State Housing Development Authority, RB, S/F Housing, Series A, 4.00%, 06/01/49	230	243,605
Michigan State University, Refunding RB, Series B, 5.00%, 02/15/48	730	913,296
Michigan Strategic Fund, RB, AMT, 5.00%, 06/30/48	1,795	2,156,441

		26,114,944

Minnesota — 1.2%
City of Maple Grove Minnesota, Refunding RB, 4.00%, 05/01/37	880	991,188
City of Minneapolis Minnesota, Refunding RB, Series A, 5.00%, 11/15/49	560	677,040
City of Otsego, Refunding RB, Series A, 5.00%, 09/01/44	425	444,546
City of Spring Lake Park Minnesota, RB, 5.00%, 06/15/39	1,080	1,196,078
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	3,800	4,294,760
Series A, 5.25%, 02/15/53	1,500	1,826,670
Series A, 5.25%, 02/15/58	520	633,251
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Refunding RB, Series A, 4.00%, 11/15/43	575	642,758
Minneapolis-St Paul Metropolitan Airports Commission, Refunding RB, Sub Series D, AMT, 5.00%, 01/01/41	290	341,452
Minnesota Higher Education Facilities Authority, RB, Series 8-K, 4.00%, 03/01/43	385	411,280

		11,459,023

Mississippi — 1.0%
County of Warren Mississippi, RB, Series A, 5.38%, 12/01/35	400	411,072
Mississippi Development Bank, RB, (AGM), 6.88%, 12/01/40	3,595	4,123,213
Mississippi State University Educational Building Corp., Refunding RB, 5.25%, 08/01/23(b)	2,000	2,226,020
State of Mississippi, RB
Series A, 5.00%, 10/15/37	330	403,719
Series A, 4.00%, 10/15/38	1,650	1,879,862

		9,043,886

Missouri — 1.2%
Health & Educational Facilities Authority of the State of Missouri, RB
5.25%, 10/01/21(b)	500	509,960
4.13%, 02/15/43	300	307,224
4.00%, 06/01/53	2,075	2,389,383
Series A, 5.00%, 10/01/23(b)	500	555,225
Series A, 5.00%, 06/01/42	540	649,680
Series C-2, 5.00%, 10/01/34	1,000	1,104,900
Health & Educational Facilities Authority of the State of Missouri, Refunding RB
5.50%, 05/01/43	305	327,710

Security	Par (000)	Value

Missouri (continued)
Health & Educational Facilities Authority of the State of Missouri, Refunding RB (continued)
Series A, 4.00%, 07/01/46	$1,670	$1,960,747
Missouri Development Finance Board, RB, Series B, 5.00%, 11/01/41	900	917,946
Missouri Housing Development Commission, RB, S/F Housing
2.35%, 11/01/46	1,180	1,188,555
2.40%, 11/01/51	1,230	1,238,524

		11,149,854

Montana — 0.0%
Montana Board of Housing, RB, S/F Housing
Series B-2, 3.50%, 12/01/42	95	101,674
Series B-2, 3.60%, 12/01/47	150	159,727

		261,401

Nebraska — 0.3%
Central Plains Energy Project, RB
5.25%, 09/01/37	575	612,444
5.00%, 09/01/42	600	636,750
Douglas County Hospital Authority No.3, Refunding RB, 5.00%, 11/01/45	400	464,440
Nebraska Public Power District, Refunding RB
Series A, 5.00%, 01/01/32	250	257,948
Series A, 4.00%, 01/01/44	400	407,564

		2,379,146

Nevada — 1.3%
City of Carson City Nevada, Refunding RB, 5.00%, 09/01/42	650	779,643
City of Las Vegas Nevada Special Improvement District No.809, SAB, 5.65%, 06/01/23	230	230,869
City of Reno Nevada, Refunding RB
Series A-1, (AGM), 4.00%, 06/01/43	1,570	1,739,230
Series A-1, (AGM), 4.00%, 06/01/46	1,250	1,374,175
County of Clark Department of Aviation, Refunding RB, Series A-2, Sub Lien, 4.25%, 07/01/36	1,000	1,109,680
County of Clark Nevada, GO
Series A, 5.00%, 06/01/36	1,205	1,505,153
Series A, 5.00%, 06/01/37	3,000	3,736,110
Tahoe-Douglas Visitors Authority, RB
5.00%, 07/01/40	285	332,695
5.00%, 07/01/45	350	403,316
5.00%, 07/01/51	380	433,694

		11,644,565

New Hampshire — 0.6%
New Hampshire Business Finance Authority, Refunding RB(a)
Series A, 3.63%, 07/01/43(f)	430	444,384
Series B, 4.63%, 11/01/42	2,095	2,178,674
Series B, AMT, 3.75%, 07/01/45(f)	395	407,225
Series C, AMT, 4.88%, 11/01/42	1,140	1,191,448
New Hampshire Housing Finance Authority, RB, M/F Housing, (FHA 542(C)), 4.00%, 07/01/52	800	863,584

		5,085,315

New Jersey — 11.4%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	1,265	1,354,511

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) April 30, 2021	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
Casino Reinvestment Development Authority, Inc., Refunding RB (continued)
5.25%, 11/01/44	$1,885	$2,005,904
Hudson County Improvement Authority, RB, 4.00%, 10/01/46	1,195	1,403,910
New Jersey Economic Development Authority, RB
5.00%, 06/15/36	460	573,257
4.00%, 11/01/38	370	419,288
4.00%, 11/01/39	295	333,347
5.00%, 06/15/49	1,670	2,011,198
Series A, 5.00%, 06/15/47	2,500	2,939,425
Series B, 4.50%, 06/15/40	1,270	1,487,995
Series EEE, 5.00%, 06/15/43	160	192,525
Series EEE, 5.00%, 06/15/48	2,705	3,203,261
Series LLL, 5.00%, 06/15/34	365	456,141
Series WW, 5.00%, 06/15/36	210	243,753
AMT, 5.13%, 09/15/23	1,895	2,017,758
AMT, (AGM), 5.00%, 01/01/31	790	874,672
AMT, (AGM), 5.13%, 07/01/42	200	220,500
AMT, 5.38%, 01/01/43	3,000	3,360,030
Series B, AMT, 5.63%, 11/15/30	660	744,817
New Jersey Economic Development Authority, Refunding ARB, AMT, 5.00%, 10/01/47	1,060	1,214,251
New Jersey Economic Development Authority, Refunding RB
Series UU, 5.00%, 06/15/24(b)	80	91,808
Series UU, 5.00%, 06/15/40	345	381,877
New Jersey Economic Development Authority, Refunding SAB
6.50%, 04/01/28	5,000	5,498,300
5.75%, 04/01/31	2,675	2,814,688
New Jersey Educational Facilities Authority, Refunding RB, Series A, 5.00%, 07/01/42	1,450	1,698,283
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/47	300	332,316
New Jersey Health Care Facilities Financing Authority, Refunding RB
5.00%, 10/01/37	685	807,855
Series A, 4.63%, 07/01/21(b)	510	513,631
Series A, 5.63%, 07/01/21(b)	1,700	1,714,807
Series A, 5.00%, 07/01/25	500	527,945
New Jersey Higher Education Student Assistance Authority, RB, Series B, AMT, 3.50%, 12/01/39	680	721,235
New Jersey Housing & Mortgage Finance Agency, Refunding RB, Series A, AMT, 3.80%, 10/01/32	1,255	1,342,223
New Jersey Transportation Trust Fund Authority, RB
5.00%, 06/15/46	2,070	2,470,276
Series A, 5.50%, 06/15/21(b)	2,600	2,615,886
Series AA, 4.13%, 06/15/39	1,040	1,189,874
Series AA, 5.50%, 06/15/39	3,510	3,857,174
Series AA, 5.00%, 06/15/44	1,835	2,002,017
Series AA, 5.00%, 06/15/45	1,325	1,541,979
Series AA, 5.00%, 06/15/46	400	450,832
Series AA, 3.00%, 06/15/50	130	133,615
Series B, 5.25%, 06/15/36	3,940	3,961,788
Series BB, 4.00%, 06/15/50	1,980	2,186,395
Series BB, 5.00%, 06/15/50	3,720	4,397,710
Series S, 5.25%, 06/15/43	2,810	3,481,478

Security	Par (000)	Value

New Jersey (continued)
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, 0.00%, 12/15/35(d)	$1,000	$700,660
New Jersey Transportation Trust Fund Authority, Refunding RB
4.00%, 12/15/39	510	583,848
Series A, 5.00%, 12/15/32	1,600	1,967,152
Series A, 5.00%, 12/15/36	720	878,983
New Jersey Turnpike Authority, RB
Series A, 5.00%, 07/01/22(b)	715	755,090
Series A, 4.00%, 01/01/42	845	1,001,764
Series A, 4.00%, 01/01/48	270	307,492
Series A, 5.00%, 07/01/22	1,120	1,182,821
Series E, 5.00%, 01/01/45	4,450	5,106,820
South Jersey Port Corp., ARB, Series B, AMT, 5.00%, 01/01/35	625	730,269
South Jersey Transportation Authority, RB, Series A, 4.00%, 11/01/50	275	315,147
State of New Jersey, GO
Series A, 4.00%, 06/01/31	925	1,149,562
Series A, 3.00%, 06/01/32	935	1,070,594
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	1,340	1,653,118
Series A, 4.00%, 06/01/37	500	575,205
Series A, 5.25%, 06/01/46	4,955	5,957,694
Sub-Series B, 5.00%, 06/01/46	10,110	11,849,324

		105,576,078

New Mexico — 0.1%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/44	200	216,042
New Mexico Hospital Equipment Loan Council, Refunding RB, Series VIC, 5.00%, 08/01/44	450	519,417

		735,459

New York — 7.9%
City of New York, GO, Series C, 5.00%, 08/01/42	805	1,025,361
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	3,585	3,615,867
Hudson Yards Infrastructure Corp., RB, 5.75%, 02/15/47	940	944,380
Metropolitan Transportation Authority, RB
Series A, 5.25%, 11/15/21(b)	1,565	1,607,474
Series A-1, 5.25%, 11/15/39	1,000	1,099,910
Series B, 5.25%, 11/15/38	2,970	3,356,219
Metropolitan Transportation Authority, Refunding RB
Series C-1, 4.75%, 11/15/45	1,950	2,345,557
Series C-1, 5.00%, 11/15/50	370	451,100
Series C-1, 5.25%, 11/15/55	1,040	1,288,581
Series C-1, 5.00%, 11/15/56	2,670	3,080,299
Series C-1, 5.25%, 11/15/56	10	11,895
Monroe County Industrial Development Corp., Refunding RB
4.00%, 12/01/46	1,000	1,148,050
Series A, 4.00%, 07/01/50	770	893,215
New York City Housing Development Corp., RB, M/F Housing
Series A, 3.00%, 11/01/55	1,505	1,542,369
Series I-1, 2.55%, 11/01/45	1,200	1,202,724
Series I-1, (FHA 542 (C)), 2.65%, 11/01/50	3,205	3,215,865
Series I-1, (FHA 542 (C)), 2.70%, 11/01/55	950	953,259

34	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York City Industrial Development Agency, Refunding RB
(AGM), 3.00%, 03/01/49	$775	$805,543
3.00%, 03/01/49	605	620,639
Class A, (AGM), 3.00%, 01/01/37	155	167,383
Class A, (AGM), 3.00%, 01/01/39	155	166,087
Class A, (AGM), 3.00%, 01/01/40	110	117,780
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Sub-Series E-1, 5.00%, 02/01/42	1,050	1,086,120
Series C, Subordinate, 4.00%, 05/01/45	1,615	1,884,915
Sub-Series C-1, Subordinate, 4.00%, 05/01/40	310	369,371
New York City Water & Sewer System, Refunding RB, Series CC, 5.00%, 06/15/47	1,000	1,092,140
New York Counties Tobacco Trust IV, Refunding RB
Series A, 5.00%, 06/01/38	1,415	1,416,358
Series A, 6.25%, 06/01/41(a)	3,200	3,248,096
New York Counties Tobacco Trust VI, Refunding RB, Series A-2-B, 5.00%, 06/01/45	500	536,345
New York Liberty Development Corp., Refunding RB(a)
Series 1, Class 1, 5.00%, 11/15/44	6,005	6,538,124
Series 2, Class 2, 5.15%, 11/15/34	420	469,493
Series 2, Class 2, 5.38%, 11/15/40	1,450	1,631,569
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	670	774,580
New York State Environmental Facilities Corp., RB, Series B, Subordinate, 5.00%, 06/15/48	1,305	1,630,885
New York State Housing Finance Agency, RB, M/F Housing
Series L-1, (SONYMA), 2.50%, 11/01/45	1,605	1,622,190
Series L-1, (SONYMA), 2.60%, 11/01/50	810	822,725
New York State Thruway Authority, Refunding RB, Series B, Subordinate, 3.00%, 01/01/46	900	949,266
New York State Urban Development Corp., RB
Series A, 4.00%, 03/15/49	5,700	6,637,536
Series A, 3.00%, 03/15/50	930	977,765
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	640	809,389
AMT, 5.00%, 10/01/40	1,825	2,270,081
Port Authority of New York & New Jersey, Refunding ARB, Series 223, AMT, 4.00%, 07/15/41	1,075	1,265,189
State of New York Mortgage Agency, Refunding RB, S/F Housing, Series 211, 3.75%, 10/01/43	1,190	1,280,107
Triborough Bridge & Tunnel Authority, RB
Series A, 4.00%, 11/15/54	710	823,302
Series A, 5.00%, 11/15/54	610	767,398
Series A, 5.00%, 11/15/56	2,480	3,152,526
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/41	535	622,612
Westchester County Healthcare Corp., RB, Series A, Senior Lien, 5.00%, 11/01/44	467	519,083
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 4.00%, 06/01/42	400	434,804

		73,291,526

North Carolina — 0.9%
County of Union NC Enterprise System Revenue, RB, 3.00%, 06/01/51	5,740	6,205,686

Security	Par (000)	Value

North Carolina (continued)
North Carolina Medical Care Commission, RB
4.00%, 11/01/52	$400	$459,408
Series A, 4.00%, 10/01/50	115	126,319
Series A, 5.00%, 10/01/50	305	358,778
University of North Carolina at Chapel Hill, RB, 5.00%, 02/01/49	550	846,318

		7,996,509

North Dakota — 0.1%
County of Burleigh North Dakota, Refunding RB, Series A, 5.00%, 07/01/21(b)	480	483,711
County of Cass North Dakota, Refunding RB, Series B, 5.25%, 02/15/58	695	843,980

		1,327,691

Ohio — 3.6%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A-2, Class 1, 4.00%, 06/01/37	210	246,569
Series A-2, Class 1, 4.00%, 06/01/38	210	245,971
Series A-2, Class 1, 4.00%, 06/01/39	210	245,255
Series A-2, Class 1, 3.00%, 06/01/48	1,505	1,547,592
Series A-2, Class 1, 4.00%, 06/01/48	550	618,948
Series B-2, Class 2, 5.00%, 06/01/55	10,765	12,091,571
City of Dayton Ohio Airport Revenue, Refunding RB, Series A, AMT, (AGM), 4.00%, 12/01/32	2,000	2,067,780
County of Franklin Ohio, RB
Series 2017, 5.00%, 12/01/46	290	349,676
Series A, 6.13%, 07/01/22(b)	50	53,459
Series A, 6.13%, 07/01/40	770	809,285
Series A, 4.00%, 12/01/49	365	422,290
County of Hamilton Ohio, Refunding RB
4.00%, 08/15/50	1,085	1,258,947
Series A, 3.75%, 08/15/50	755	847,925
County of Montgomery Ohio, Refunding RB
4.00%, 11/15/42	655	738,663
4.00%, 08/01/51	810	933,890
Northwest Local School District/Hamilton & Butler Counties, GO, 4.00%, 12/01/50	1,135	1,204,939
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(a)	1,335	1,478,326
Ohio Housing Finance Agency, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.00%, 09/01/48	100	108,955
Ohio Turnpike & Infrastructure Commission, RB, Series A-1, Junior Lien, 5.25%, 02/15/31	2,470	2,697,265
State of Ohio, RB, AMT, 5.00%, 06/30/53	1,000	1,118,650
State of Ohio, Refunding RB
Series A, 5.00%, 01/15/41	1,500	1,546,725
Series A, 4.00%, 01/15/50	2,250	2,580,097

		33,212,778

Oklahoma — 0.8%
Oklahoma City Public Property Authority, Refunding RB, 5.00%, 10/01/39	720	822,463
Oklahoma Development Finance Authority, RB
Series B, 5.25%, 08/15/48	1,460	1,767,943
Series B, 5.50%, 08/15/57	625	762,369
Oklahoma State University RB, Series A, 4.00%, 09/01/46(i)	500	604,835

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) April 30, 2021	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oklahoma (continued)
Oklahoma Turnpike Authority, RB
Series A, 4.00%, 01/01/48	$1,780	$1,997,480
Series C, 4.00%, 01/01/42	1,420	1,617,778

		7,572,868

Oregon — 1.0%
Clackamas County School District No.12 North Clackamas, GO, CAB, Series A, (GTD), 0.00%, 06/15/38(d)	510	287,844
Medford Hospital Facilities Authority, Refunding RB, Series A, 4.00%, 08/15/50	1,210	1,415,434
Multnomah & Clackamas Counties School District No.10JT Gresham-Barlow, GO, CAB, Series A, (GTD), 0.00%, 06/15/38(d)	530	330,561
Oregon Health & Science University, RB
Series A, 4.00%, 07/01/37	675	773,509
Series A, 5.00%, 07/01/42	600	725,196
Oregon State Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/45	1,475	1,690,320
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 27-A, AMT, 5.00%, 07/01/45	1,290	1,592,195
Salem-Keizer School District No.24J, GO, CAB, Series A, (GTD), 0.00%, 06/15/40(d)	1,980	1,246,608
State of Oregon Housing & Community Services Department, RB, S/F Housing, Series C, 3.95%, 07/01/43	170	178,917
Warm Springs Reservation Confederated Tribe, Refunding RB, Series B, 5.00%, 11/01/39(a)	650	766,825

		9,007,409

Pennsylvania — 4.9%
Altoona Area School District, GO, (BAM SAW), 5.00%, 12/01/36	110	130,205
Bristol Township School District, GO, (SAW), 5.25%, 06/01/37	2,500	2,739,050
Bucks County Industrial Development Authority, RB, 4.00%, 08/15/50	1,305	1,445,679
Commonwealth Financing Authority, RB
5.00%, 06/01/33	335	412,831
5.00%, 06/01/34	750	922,057
(AGM), 4.00%, 06/01/39	1,365	1,557,656
County of Lehigh Pennsylvania, Refunding RB, Series A, 4.00%, 07/01/49	420	483,932
Delaware River Port Authority, RB, 4.50%, 01/01/32	1,500	1,658,445
Hospitals & Higher Education Facilities Authority of Philadelphia, RB, Series A, 5.63%, 07/01/42	795	837,111
Lancaster Industrial Development Authority, RB, 5.00%, 12/01/49	950	1,088,918
Montgomery County Higher Education and Health Authority, Refunding RB
4.00%, 09/01/49	715	811,067
Series A, 5.00%, 09/01/43	905	1,100,507
Series A, 5.00%, 09/01/48	980	1,179,293
Series A, 4.00%, 09/01/49	1,380	1,536,382
Pennsylvania Economic Development Financing Authority, RB
Series A-1, 4.00%, 04/15/50	470	541,553
AMT, 5.00%, 12/31/38	390	453,473
AMT, 5.00%, 06/30/42	2,455	2,818,978
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	1,905	2,014,690

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Higher Education Assistance Agency, RB, Series B, AMT, Subordinate, 3.00%, 06/01/47	$100	$95,384
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/49	1,680	1,951,774
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 125B, 3.65%, 10/01/42	1,000	1,084,780
Series 128B, 3.85%, 04/01/38	965	1,070,600
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing, Series 119, 3.50%, 10/01/36	1,150	1,214,055
Pennsylvania Turnpike Commission, RB
Series A, 5.00%, 12/01/44	1,380	1,583,978
Sub-Series B-1, 5.25%, 06/01/47	1,170	1,416,507
Series A, Subordinate, 5.00%, 12/01/44	2,080	2,571,171
Series A, Subordinate, 4.00%, 12/01/49	1,075	1,228,284
Series A, Subordinate, 4.00%, 12/01/50	610	704,800
Pennsylvania Turnpike Commission, Refunding RB
2nd Series, 5.00%, 12/01/41	1,250	1,521,700
Series C, 5.00%, 12/01/23(b)	1,305	1,463,858
Series C, 5.00%, 12/01/43	415	461,003
Pottsville Hospital Authority, Refunding RB, Series B, 5.00%, 07/01/45	1,250	1,489,050
Springfield School District/Delaware County, GO
(SAW), 5.00%, 03/01/40	865	1,064,962
(SAW), 5.00%, 03/01/43	590	724,166
Swarthmore Borough Authority, RB, 5.00%, 09/15/48	1,900	2,386,837
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/36	1,290	1,567,518

		45,332,254

Puerto Rico — 5.4%
Children’s Trust Fund, Refunding RB
5.50%, 05/15/39	1,115	1,142,240
5.63%, 05/15/43	1,200	1,213,632
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB
Series A, Senior Lien, 5.00%, 07/01/33	4,505	4,696,147
Series A, Senior Lien, 5.13%, 07/01/37	1,270	1,325,093
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	9,061	10,059,250
Series A-1, Restructured, 5.00%, 07/01/58	17,440	19,592,271
Series A-2, Restructured, 4.33%, 07/01/40	2,508	2,741,294
Series A-2, Restructured, 4.78%, 07/01/58	2,097	2,334,485
Series B-1, Restructured, 4.75%, 07/01/53	425	470,624
Series B-2, Restructured, 4.78%, 07/01/58	412	457,205
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(d)
Series A-1, Restructured, 0.00%, 07/01/46	18,474	5,825,037
Series A-1, Restructured, 0.00%, 07/01/51	1,442	328,949

		50,186,227

Rhode Island — 1.9%
Rhode Island Health and Educational Building Corp., Refunding RB, Series A, (AGM, GTD), 3.75%, 05/15/32	1,155	1,319,241
Rhode Island Housing and Mortgage Finance Corp., RB, M/F Housing, Series 3-B, (FHA INS), 4.13%, 10/01/49	480	500,885
Rhode Island Student Loan Authority, RB, Series A, AMT, 3.63%, 12/01/37	945	1,005,745

36	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Rhode Island (continued)
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	$1,000	$1,149,810
Series A, 5.00%, 06/01/40	2,050	2,291,879
Series B, 4.50%, 06/01/45	6,005	6,503,355
Series B, 5.00%, 06/01/50	4,500	5,029,785

		17,800,700

South Carolina — 4.4%
Charleston County Airport District, ARB
Series A, AMT, 5.50%, 07/01/38	1,000	1,102,850
Series A, AMT, 6.00%, 07/01/38	1,695	1,887,450
Series A, AMT, 5.50%, 07/01/41	1,000	1,101,190
County of Berkeley South Carolina, SAB
4.25%, 11/01/40	315	347,124
4.38%, 11/01/49	470	516,727
County of Charleston South Carolina, ARB, 5.25%, 12/01/38	3,705	4,152,231
South Carolina Jobs-Economic Development Authority, RB
5.00%, 01/01/40(a)	485	506,830
5.00%, 04/01/44	200	219,148
4.00%, 04/01/49	200	204,950
5.00%, 04/01/49	270	294,610
4.00%, 04/01/54	210	214,589
5.00%, 04/01/54	490	533,688
5.00%, 01/01/55(a)	845	859,889
South Carolina Jobs-Economic Development Authority, Refunding RB
5.00%, 02/01/38	2,875	3,413,401
Series A, 5.00%, 05/01/43	1,680	2,011,548
Series A, 4.25%, 05/01/48	1,445	1,621,767
Series A, 5.00%, 05/01/48	3,030	3,578,006
South Carolina Ports Authority, ARB
AMT, 5.25%, 07/01/25(b)	1,650	1,963,918
AMT, 5.00%, 07/01/55	710	844,360
South Carolina Public Service Authority, RB
Series A, 5.50%, 12/01/54	4,450	5,065,435
Series E, 5.00%, 12/01/48	440	487,027
Series E, 5.50%, 12/01/53	2,500	2,793,425
South Carolina Public Service Authority, Refunding RB
Series A, 5.00%, 12/01/36	175	208,653
Series A, 5.00%, 12/01/50	1,035	1,181,173
Series E, 5.25%, 12/01/55	4,685	5,481,778

		40,591,767

South Dakota — 0.2%
City of Rapid City South Dakota Sales Tax Revenue, RB, 4.00%, 12/01/48	740	811,861
South Dakota Health & Educational Facilities Authority, Refunding RB, Series A, 4.00%, 09/01/50	705	812,146

		1,624,007

Tennessee — 1.6%
Chattanooga Health Educational & Housing Facility Board, RB, Series A, 5.25%, 01/01/23(b)	3,650	3,956,563
Chattanooga Health Educational & Housing Facility Board, Refunding RB, Series A, 4.00%, 08/01/44	115	129,976
Chattanooga-Hamilton County Hospital Authority, Refunding RB, Series A, 5.00%, 10/01/44	875	955,990
Greeneville Health & Educational Facilities Board, Refunding RB, Series A, 4.00%, 07/01/40	375	418,474

Security	Par (000)	Value

Tennessee (continued)
Johnson City Health & Educational Facilities Board, RB, Series A, 5.00%, 08/15/42	$800	$841,336
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/40	1,530	1,824,663
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB
Series A, 4.00%, 10/01/49	230	242,202
Series A, 5.25%, 10/01/58	2,860	3,304,101
Metropolitan Nashville Airport Authority, ARB, Series B, AMT, 5.00%, 07/01/40	2,500	2,902,625

		14,575,930

Texas — 6.2%
Brazos Higher Education Authority, Inc., RB, Series 1B, AMT, Subordinate, 3.00%, 04/01/40	65	61,885
Central Texas Regional Mobility Authority, RB, Series E, Senior Lien, 4.00%, 01/01/50	1,555	1,774,131
Central Texas Regional Mobility Authority, Refunding RB, Sub Lien, 5.00%, 01/01/23(b)	430	464,314
City of Austin Texas Airport System Revenue, ARB, AMT, 5.00%, 11/15/39	440	499,145
City of Austin Texas Electric Utility Revenue, Refunding RB, Series A, 5.00%, 11/15/37	1,500	1,605,150
City of Beaumont Texas, GO, 5.25%, 03/01/23(b)	2,340	2,556,076
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	130	151,730
City of Houston Texas Airport System Revenue, Refunding RB
Sub-Series D, 5.00%, 07/01/37	1,175	1,463,227
Series A, AMT, 5.00%, 07/01/27	125	145,781
Series A, AMT, 6.63%, 07/15/38	225	227,588
Sub-Series A, AMT, 4.00%, 07/01/47	690	782,729
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.00%, 02/01/48	850	1,048,721
Dallas Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/21(b)	2,200	2,251,568
El Paso Independent School District, GO, (PSF), 4.00%, 08/15/43	890	1,036,610
Harris County Cultural Education Facilities Finance Corp., RB, Series B, 7.00%, 01/01/23(b)	565	628,845
Harris County-Houston Sports Authority, Refunding RB, Series G, Senior Lien, (NPFGC), 0.00%, 11/15/41(d)	11,690	4,603,405
Leander Independent School District, Refunding GO, CAB(d)
Series D, (PSF), 0.00%, 08/15/24(b)	370	218,137
Series D, (PSF), 0.00%, 08/15/35	3,630	2,124,675
Lower Colorado River Authority, Refunding RB, 5.50%, 05/15/33	2,240	2,465,210
Midland County Fresh Water Supply District No.1, RB, CAB(d)
Series A, 0.00%, 09/15/38	10,760	5,559,369
Series A, 0.00%, 09/15/40	2,525	1,159,328
Series A, 0.00%, 09/15/41	1,395	607,495
New Hope Cultural Education Facilities Finance Corp., RB
Series A, 5.00%, 04/01/25(b)	145	170,967
Series A, 5.00%, 08/15/50(a)	455	475,384
North Texas Tollway Authority, RB, Series A, 5.50%, 09/01/21(b)	3,150	3,204,904

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) April 30, 2021	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
North Texas Tollway Authority, RB, CAB, Series B, 0.00%, 09/01/31(b)(d)	$2,415	$1,299,536
North Texas Tollway Authority, Refunding RB
4.25%, 01/01/49	3,165	3,642,535
Series A, 5.00%, 01/01/48	1,060	1,276,240
Red River Education Finance Corp., RB, 5.25%, 03/15/23(b)	1,820	1,991,553
San Antonio Public Facilities Corp., Refunding RB, 4.00%, 09/15/42	1,355	1,406,273
San Antonio Water System, Refunding RB, Series A, Junior Lien, 5.00%, 05/15/48	945	1,173,454
Tarrant County Cultural Education Facilities Finance Corp., RB
Series B, 5.00%, 07/01/35	1,500	1,877,265
Series B, 5.00%, 07/01/48	3,330	4,056,007
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	255	276,547
Texas Department of Housing & Community Affairs, RB, S/F Housing, Series A, (GNMA), 4.25%, 09/01/43	195	216,668
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, 5.00%, 06/30/58	1,095	1,312,949
Texas Transportation Commission, RB, Series A, 5.00%, 08/01/57	1,085	1,255,562
Texas Transportation Commission, RB, CAB(d)
0.00%, 08/01/35	270	163,420
0.00%, 08/01/36	145	83,416
0.00%, 08/01/37	195	106,347
0.00%, 08/01/38	200	103,586
0.00%, 08/01/39	1,000	491,850
0.00%, 08/01/43	795	317,674
0.00%, 08/01/44	870	328,347
0.00%, 08/01/45	1,135	403,617

		57,069,220

Utah — 0.5%
County of Utah, RB
Series A, 4.00%, 05/15/43	155	184,114
Series A, 3.00%, 05/15/50	710	748,631
Salt Lake City Corp. Airport Revenue, ARB
Series A, AMT, 5.00%, 07/01/43	530	634,288
Series A, AMT, 5.00%, 07/01/47	665	776,042
Series A, AMT, 5.00%, 07/01/48	640	757,888
Utah Charter School Finance Authority, RB
(UT CSCE), 5.00%, 10/15/48	360	415,933
Series A, 5.00%, 06/15/39(a)	200	215,292
Utah Charter School Finance Authority, Refunding RB
5.00%, 06/15/40(a)	150	173,136
4.00%, 04/15/42	400	426,512
5.00%, 06/15/55(a)	385	432,736

		4,764,572

Vermont — 0.3%
University of Vermont and State Agricultural College, Refunding RB
4.00%, 10/01/37	500	555,245

Security	Par (000)	Value

Vermont (continued)
University of Vermont and State Agricultural College, Refunding RB (continued)
5.00%, 10/01/43	$1,470	$1,802,749
Vermont Student Assistance Corp., RB, Series A, AMT, 4.13%, 06/15/30	330	351,114

		2,709,108

Virginia — 1.6%
Ballston Quarter Community Development Authority, TA, Series A, 5.38%, 03/01/36	490	495,826
Hanover County Economic Development Authority, Refunding RB, Series A, 5.00%, 07/01/47	970	992,339
Henrico County Economic Development Authority, Refunding RB, 4.00%, 10/01/45	160	173,277
Lexington Industrial Development Authority, RB, 5.00%, 01/01/22(b)	940	970,174
Virginia Beach Development Authority, Refunding RB
5.00%, 09/01/44	585	653,936
4.00%, 09/01/48	375	396,758
Virginia Housing Development Authority, RB, M/F Housing
Series 1, (FHLMC, FNMA, GNMA), 2.55%, 11/01/50	840	845,561
Series B, 4.00%, 06/01/53	385	418,191
Series D, 3.90%, 10/01/48	1,430	1,557,985
Virginia Small Business Financing Authority, RB
AMT, 5.00%, 01/01/48(a)(f)	470	474,272
AMT, 5.00%, 12/31/52	2,330	2,720,135
AMT, Senior Lien, 5.25%, 01/01/32	950	1,001,167
AMT, Senior Lien, 6.00%, 01/01/37	3,900	4,137,393

		14,837,014

Washington — 2.3%
Grant County Public Utility District No.2 Priest Rapids Hydroelectric Project, Refunding RB, Series A, 5.00%, 01/01/26(b)	1,555	1,870,105
King County Housing Authority, Refunding RB, 3.00%, 06/01/40	440	468,644
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/43	1,470	1,728,882
Series C, AMT, 5.00%, 04/01/40	930	1,054,880
Series C, AMT, Intermediate Lien, 5.00%, 05/01/37	1,450	1,733,954
State of Washington, COP
Series B, 5.00%, 07/01/36	1,000	1,250,810
Series B, 5.00%, 07/01/37	3,910	4,890,315
Series B, 5.00%, 07/01/38	650	812,773
State of Washington, GO, Series C, 5.00%, 02/01/36	1,300	1,624,207
Washington Health Care Facilities Authority, RB, Series A, 5.75%, 01/01/23(b)	2,820	3,074,392
Washington Health Care Facilities Authority, Refunding RB
5.00%, 09/01/55	285	355,352
Series A, 4.00%, 08/01/44	250	280,860
Washington State Housing Finance Commission, Refunding RB(a)
5.00%, 01/01/38	600	692,508
5.00%, 01/01/43	900	1,031,112

		20,868,794

38	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

West Virginia — 0.4%
West Virginia Hospital Finance Authority, RB, Series A, 4.00%, 06/01/51	$2,910	$3,232,253

Wisconsin — 1.3%
Public Finance Authority, RB
Series A, 4.00%, 11/15/37	100	113,632
Series A, 5.00%, 07/15/39(a)	100	112,411
Series A, 5.00%, 10/15/40(a)	425	464,742
Series A, 5.00%, 11/15/41	270	324,270
Series A, 5.00%, 07/15/49(a)	245	270,774
Series A, 5.00%, 10/15/50(a)	540	582,244
Series A, 5.00%, 07/15/54(a)	115	126,119
Series A, 5.00%, 07/01/55(a)	300	311,322
Series A, 5.00%, 10/15/55(a)	560	600,214
Series A-1, 4.50%, 01/01/35(a)	230	254,810
Series A-1, 5.00%, 01/01/55(a)	305	340,258
Series B, 5.00%, 06/01/49	320	366,864
Public Finance Authority, Refunding RB
5.00%, 09/01/49(a)	165	168,311
5.00%, 11/15/49	335	374,235
5.00%, 09/01/54(a)	130	132,388
Series A, 4.00%, 10/01/49	2,000	2,267,700
AMT, 4.00%, 08/01/35	280	281,294
Wisconsin Health & Educational Facilities Authority, Refunding RB, 5.00%, 04/01/44	2,005	2,505,929
Wisconsin Housing & Economic Development Authority, RB, M/F Housing
Series A, 3.15%, 11/01/44	480	505,762
Series A, 4.45%, 05/01/57	575	630,407
WPPI Energy, Refunding RB, Series A, 5.00%, 07/01/37	665	757,395

		11,491,081

Wyoming — 0.0%
Wyoming Municipal Power Agency, Inc., Refunding RB, Series A, (BAM), 5.00%, 01/01/27(b)	330	411,566

Total Municipal Bonds — 117.7% (Cost: $971,785,191)		1,086,605,200

Municipal Bonds Transferred to Tender Option Bond Trusts(j)

Arizona — 0.1%
Maricopa County Industrial Development Authority, RB, Series A, 4.00%, 01/01/41	915	1,041,801

California — 3.3%
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/42(k)	3,896	4,475,669
Los Angeles Unified School District, GO, Series B-1, 5.25%, 07/01/42(k)	1,451	1,806,602
Sacramento Area Flood Control Agency, Refunding SAB
5.00%, 10/01/47	8,384	9,957,702
Series A, 5.00%, 10/01/43	2,775	3,306,940
San Marcos Unified School District, GO, Series A, 5.25%, 08/01/31(b)	10,680	10,812,325

		30,359,238

Colorado — 1.6%
City & County of Denver Colorado Airport System Revenue, Refunding ARB(k)
Series A, AMT, 5.25%, 12/01/43	1,901	2,337,709

Security	Par (000)	Value

Colorado (continued)
City & County of Denver Colorado Airport System Revenue, Refunding ARB(k) (continued)
Series A, AMT, 5.25%, 12/01/48	$1,664	$2,033,326
Colorado Health Facilities Authority, Refunding RB(k)
Series A, 5.00%, 08/01/44	1,950	2,400,801
Series A, 4.00%, 08/01/49	2,490	2,807,201
County of Adams Colorado, Refunding COP, 4.00%, 12/01/45	4,650	5,153,500

		14,732,537

Connecticut — 0.7%
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45	5,687	6,789,427

District of Columbia — 0.7%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, (FHA), 4.10%, 09/01/39	1,300	1,475,617
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, (AGM), 4.00%, 10/01/53	1,299	1,477,684
Washington Metropolitan Area Transit Authority, RB, Series B, 5.00%, 07/01/42	2,992	3,612,105

		6,565,406

Florida — 1.3%
City Of South Miami Health Facilities Authority, Inc., Refunding RB, 5.00%, 08/15/47	1,290	1,552,799
City of Tampa Florida, RB, Series A, 4.00%, 11/15/46	1,932	2,151,943
County of Broward Florida Port Facilities Revenue, ARB, Series B, AMT, 4.00%, 09/01/49	2,350	2,620,885
Escambia County Health Facilities Authority, Refunding RB, 4.00%, 08/15/45(k)	1,771	2,029,671
Greater Orlando Aviation Authority, ARB, Series A, AMT, 4.00%, 10/01/49(k)	3,543	4,037,280

		12,392,578

Georgia — 0.7%
Dalton Whitfield County Joint Development Authority, RB, 4.00%, 08/15/48	3,647	4,099,864
Georgia Housing & Finance Authority, Refunding RB
Series A, 3.60%, 12/01/44	1,042	1,129,342
Series A, 3.70%, 06/01/49	1,057	1,173,171

		6,402,377

Idaho — 0.2%
Idaho State Building Authority, RB, Series A, 4.00%, 09/01/48	1,700	1,915,475

Illinois — 1.1%
City of Chicago IIllinois Waterworks Revenue, Refunding RB, 2nd Lien, (AGM), 5.25%, 11/01/33	480	481,805
Illinois Finance Authority, Refunding RB
Series C, 4.00%, 02/15/27(b)	5	5,713
Series C, 4.00%, 02/15/41	2,033	2,277,722
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/40	825	955,563
Series B, 5.00%, 01/01/40	3,329	3,939,545
Series C, 5.00%, 01/01/38	2,252	2,596,718

		10,257,066

Iowa — 0.2%
Iowa Finance Authority, Refunding RB, Series E, 4.00%, 08/15/46	1,455	1,593,982

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) April 30, 2021	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Louisiana — 0.9%
City of Shreveport Louisiana Water & Sewer Revenue, RB
Series B, Junior Lien, (AGM), 4.00%, 12/01/44	$2,043	$2,304,122
Series B, Junior Lien, (AGM), 4.00%, 12/01/49	4,105	4,628,894
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, Series A, 1st Lien, 4.00%, 05/01/41	1,245	1,383,618

		8,316,634

Maryland — 1.7%
City of Baltimore Maryland, RB
Series A, 5.00%, 07/01/46	3,014	3,570,724
Series A, 4.00%, 07/01/49	3,122	3,659,704
Maryland Stadium Authority, RB
5.00%, 05/01/42	1,740	2,162,977
5.00%, 05/01/47	4,894	6,068,596

		15,462,001

Massachusetts — 1.9%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Series A, 4.00%, 06/01/45	1,502	1,684,027
Commonwealth of Massachusetts, GO, Series A, 5.00%, 01/01/46	1,982	2,454,189
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 07/01/47	3,359	3,970,987
Massachusetts Housing Finance Agency, RB, Series A-1, (FHA), 3.10%, 06/01/60	1,111	1,155,045
Massachusetts School Building Authority, RB, Series B, 5.00%, 10/15/21(b)	7,713	7,880,535

		17,144,783

Michigan — 2.6%
Michigan Finance Authority, RB(k)
4.00%, 02/15/47	5,486	6,290,825
Series A, 4.00%, 02/15/44	1,912	2,195,418
Michigan State Building Authority, Refunding RB, Series I, 5.00%, 10/15/45	5,670	6,641,555
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 4.05%, 10/01/48	2,337	2,599,353
Michigan State Housing Development Authority, RB, S/F Housing, Series C, 3.90%, 12/01/33	5,385	6,001,098

		23,728,249

Nebraska — 0.0%
Nebraska Investment Finance Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 3.70%, 03/01/47	102	101,716

Nevada — 0.7%
County of Clark Nevada, GO, Series A, 5.00%, 05/01/48	2,260	2,772,341
Las Vegas Valley Water District, Refunding GO, Series C, 5.00%, 06/01/28	4,100	4,115,088

		6,887,429

New Jersey — 0.3%
New Jersey Transportation Trust Fund Authority, RB, Series B, 5.25%, 06/15/36(k)	2,401	2,423,347

New York — 9.7%
City of New York Water & Sewer System, RB, Series CC, 5.00%, 06/15/47	6,001	6,577,263
City of New York, GO, Sub-Series-D1, Series D, 5.00%, 12/01/43(k)	2,620	3,247,935

Security	Par (000)	Value

New York (continued)
City of New York, Refunding GO, Series B, 4.00%, 08/01/32	$3,990	$4,402,087
Hudson Yards Infrastructure Corp., RB(k)
5.75%, 02/15/47(b)	1,256	1,261,727
5.75%, 02/15/47	773	776,176
New York City Housing Development Corp., Refunding RB, Series A, 4.15%, 11/01/38	2,970	3,321,648
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-1, (SAW), 4.00%, 07/15/42(k)	1,395	1,453,897
New York City Water & Sewer System, Refunding RB
Series BB, 5.25%, 06/15/44(b)	4,993	5,149,665
Series BB, 4.00%, 06/15/47	3,660	3,862,764
Series FF, 5.00%, 06/15/45	3,019	3,171,657
New York Liberty Development Corp., ARB, 5.25%, 12/15/43	22,829	23,512,412
New York Liberty Development Corp., Refunding RB, 5.75%, 11/15/51(k)	12,111	12,453,633
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	947	1,095,229
New York State Dormitory Authority, Refunding RB, Series D, 4.00%, 02/15/47	4,317	4,988,962
New York State Thruway Authority, Refunding RB
Series A, 5.00%, 03/15/31	1,560	1,587,425
Series B, Subordinate, 4.00%, 01/01/50	2,083	2,377,764
New York State Urban Development Corp., RB, Series A, 4.00%, 03/15/46	4,846	5,529,091
Port Authority of New York & New Jersey, ARB, Series 221, AMT, 4.00%, 07/15/60	854	969,006
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	3,210	3,817,075

		89,555,416

North Carolina — 0.8%
North Carolina Capital Facilities Finance Agency, Refunding RB, Series B, 5.00%, 10/01/25(b)	5,550	6,660,666
North Carolina Housing Finance Agency, RB, S/F Housing, Series 39-B, (FHLMC, FNMA, GNMA), 4.00%, 01/01/48	819	910,226

		7,570,892

Pennsylvania — 2.4%
Commonwealth of Pennsylvania, GO(k)
1st Series, 4.00%, 03/01/36	1,559	1,824,740
1st Series, 4.00%, 03/01/38	3,650	4,265,463
County of Lehigh Pennsylvania, Refunding RB, Series A, 4.00%, 07/01/49(k)	2,996	3,451,729
Northampton County General Purpose Authority, Refunding RB, 4.00%, 11/01/38(k)	2,596	3,003,527
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	4,018	4,895,759
Pennsylvania Turnpike Commission, Refunding RB, Sub-Series B-2, (AGM), 5.00%, 06/01/35	1,640	1,994,142
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/38	2,533	2,936,044

		22,371,404

40	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Rhode Island — 0.4%
Narragansett Bay Commission, Refunding RB, Series A, 4.00%, 09/01/22(b)	$1,140	$1,198,072
Rhode Island Health and Educational Building Corp., RB, Series A, 4.00%, 09/15/47	1,982	2,201,308

		3,399,380

South Carolina — 0.2%
South Carolina Ports Authority, ARB, Series B, AMT, 4.00%, 07/01/49(k)	1,665	1,880,418

Texas — 5.7%
Board of Regents of the University of Texas System, Refunding RB, Series B, 5.00%, 08/15/43	3,842	4,063,932
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/23(b)	4,560	4,941,991
County of Hidalgo Texas, GO, Series A, 4.00%, 08/15/43	2,297	2,634,839
El Paso Independent School District, GO, (PSF-GTD), 4.00%, 08/15/48	2,999	3,525,876
Harris County Toll Road Authority, Refunding RB, Series A, Senior Lien, 5.00%, 08/15/43	1,858	2,299,156
Houston Community College System, GO, 4.00%, 02/15/23(b)	4,393	4,691,642
Howe Independent School District, GO, (PSF-GTD), 4.00%, 08/15/43	1,095	1,244,314
Lower Colorado River Authority, Refunding, RB, 4.00%, 05/15/43	1,504	1,552,204
Metropolitan Transit Authority of Harris County Sales & Use Tax Revenue, Refunding RB, Series A, 5.00%, 11/01/21(b)	4,060	4,155,126
North Texas Tollway Authority, RB, Series A, 5.50%, 09/01/41(b)	2,310	2,350,263
San Antonio Public Facilities Corp., Refunding RB, 4.00%, 09/15/42	3,794	3,937,738
San Antonio Water System, Refunding RB, Series C, Junior Lien, 5.00%, 05/15/46	1,515	1,832,423
Tarrant County Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 05/15/23(b)	4,456	4,890,868
Texas Department of Housing & Community Affairs, RB, S/F Housing
Series A, (GNMA), 3.63%, 09/01/44	1,389	1,516,759
Series A, (GNMA), 3.00%, 09/01/45	905	943,785
Series A, (GNMA), 3.75%, 09/01/49	1,191	1,301,304
Series A, (GNMA), 3.00%, 03/01/50	905	943,785
Texas Water Development Board, RB, Series A, 4.00%, 10/15/49	5,020	5,939,011

		52,765,016

Virginia — 1.7%
Fairfax County Economic Development Authority, RB, 5.00%, 04/01/47(k)	2,320	2,808,453
Hampton Roads Transportation Accountability Commission, RB
Series A, Senior Lien, 5.00%, 07/01/48	1,996	2,430,017
Series A, Senior Lien, 5.50%, 07/01/57(k)	1,338	1,671,987

Security	Par (000)	Value

Virginia (continued)
Hampton Roads Transportation Accountability Commission, RB (continued)
Series A, Senior Lien, 4.00%, 07/01/60(k)	$2,175	$2,520,586
Virginia Small Business Financing Authority, Refunding RB, Series A, 4.00%, 12/01/49	5,320	6,147,632

		15,578,675

Washington — 0.6%
Washington Health Care Facilities Authority, Refunding RB, Series B, 4.13%, 08/15/43	1,445	1,601,809
Washington State Convention Center Public Facilities District, RB, 5.00%, 07/01/58	2,999	3,506,326

		5,108,135

West Virginia — 0.2%
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48(k)	1,511	1,698,411

Wisconsin — 1.0%
Wisconsin Health & Educational Facilities Authority, Refunding RB
4.00%, 12/01/46	2,059	2,294,025
4.00%, 12/15/49(k)	2,140	2,435,020
Wisconsin Housing & Economic Development Authority, RB, M/F Housing
Series A, 4.10%, 11/01/43	1,342	1,481,759
Series A, 4.30%, 11/01/53	1,395	1,526,130
Series A, 4.45%, 05/01/57	1,678	1,852,200

		9,589,134

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 40.7% (Cost: $350,343,832)		375,630,927

Total Long-Term Investments — 158.4% (Cost: $1,322,129,023)		1,462,236,127

	Shares

Short-Term Securities

Money Market Funds — 0.9%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(l)(m)	7,842,333	7,843,901

Total Short-Term Securities — 0.9% (Cost: $7,843,901)		7,843,901

Total Investments — 159.3% (Cost: $1,329,972,924)		1,470,080,028

Other Assets Less Liabilities — 1.5%		13,965,052

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (23.1)%		(213,166,464)

VMTP Shares at Liquidation Value — (37.7)%		(347,800,000)

Net Assets Applicable to Common Shares — 100.0%		$923,078,616

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) April 30, 2021	BlackRock MuniHoldings Fund, Inc. (MHD)

(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(d)	Zero-coupon bond.
(e)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(f)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Non-income producing security.
(i)	When-issued security.
(j)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(k)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between May 15, 2021 to February 15, 2047, is $39,471,889. See Note 4 of the Notes to Financial Statements for details.

(l)	Affiliate of the Fund.
(m)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Shares Held at 04/30/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$5,685,668	$2,157,616	(a)	$—	$2,361	$(1,744)	$7,843,901	7,842,333	$702	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	187	06/21/21	$24,707	$(130,530)
U.S. Long Treasury Bond	104	06/21/21	16,361	(109,351)

				$(239,881)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$239,881	$—	$239,881

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$(239,881)	$—	$(239,881)

42	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	BlackRock MuniHoldings Fund, Inc. (MHD)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$10,266,969

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$1,086,605,200	$—	$1,086,605,200
Municipal Bonds Transferred to Tender Option Bond Trusts	—	375,630,927	—	375,630,927
Short-Term Securities
Money Market Funds	7,843,901	—	—	7,843,901

	$7,843,901	$1,462,236,127	$—	$1,470,080,028

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(239,881)	$—	$—	$(239,881)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(213,103,519)	$—	$(213,103,519)
VMTP Shares at Liquidation Value	—	(347,800,000)	—	(347,800,000)

	$—	$(560,903,519)	$—	$(560,903,519)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments April 30, 2021	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Arizona — 4.0%
Arizona Health Facilities Authority, Refunding RB, Series A, 5.00%, 02/01/30	$2,685	$2,780,586
Arizona Industrial Development Authority, RB(a)
4.00%, 07/01/29	500	546,515
Series A, 3.55%, 07/15/29	1,360	1,452,222
Series B, 4.25%, 07/01/27	440	471,526
City of Phoenix Civic Improvement Corp., ARB, Series B, AMT, Junior Lien, 5.00%, 07/01/35	4,000	5,071,040
Glendale Union High School District No.205, GO
Series C, (BAM), 5.00%, 07/01/24	1,945	2,140,278
Series C, (BAM), 5.00%, 07/01/27	500	549,790
Industrial Development Authority of the City of Phoenix, RB, Series A, 5.75%, 07/01/24(a)	620	661,025
Industrial Development Authority of the City of Phoenix, Refunding RB, Series A, 5.00%, 07/01/25	300	340,323
Industrial Development Authority of the County of Pima, RB(a)
4.13%, 06/15/29	350	354,956
5.00%, 07/01/29	300	322,467
Maricopa County Industrial Development Authority, Refunding RB
4.00%, 07/01/29(a)	295	324,659
Series A, 5.00%, 09/01/32	1,000	1,257,330
Series A, 5.00%, 09/01/33	800	1,002,696
Series A, 5.00%, 09/01/34	1,000	1,250,620
Phoenix-Mesa Gateway Airport Authority, ARB
AMT, 5.00%, 07/01/27	700	738,276
AMT, 5.00%, 07/01/32	1,925	2,028,296
Pinal County Electric District No.3, Refunding RB, Series A, 5.00%, 07/01/21(b)	1,600	1,612,400
University of Arizona, RB, 5.00%, 08/01/28	2,000	2,023,640

		24,928,645

Arkansas — 0.6%
City of Benton Arkansas, RB, (AGM), 5.00%, 06/01/29	1,055	1,204,188
University of Arkansas, Refunding RB, 5.00%, 03/01/31	2,315	2,708,156

		3,912,344

California — 6.6%
California Municipal Finance Authority, RB, Series A, 4.00%, 10/01/29(a)	420	458,262
City of Los Angeles Department of Airports, Refunding ARB, Series A, AMT, 5.00%, 05/15/36	3,670	4,790,891
County of Santa Barbara California, COP, Series B, AMT, 5.25%, 12/01/33	10,330	12,965,390
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 5.00%, 06/01/33	6,715	8,203,850
Series A-1, 5.00%, 06/01/35	5,785	7,043,989
San Diego County Regional Airport Authority, Refunding RB
AMT, 5.00%, 07/01/32	1,000	1,288,750
AMT, 5.00%, 07/01/33	1,030	1,320,553
AMT, 5.00%, 07/01/34	1,000	1,275,270
State of California, GO, 5.50%, 04/01/28	15	15,061
Transbay Joint Powers Authority, TA Series A, 5.00%, 10/01/35	700	880,033

Security	Par (000)	Value

California (continued)
Transbay Joint Powers Authority, TA (continued)
Series A, 5.00%, 10/01/36	$800	$1,002,352
Series A, 5.00%, 10/01/37	1,000	1,249,060

		40,493,461

Colorado — 1.9%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.00%, 12/01/32	5,000	6,250,550
Colorado Health Facilities Authority, Refunding RB
Series A, 5.00%, 11/09/22(b)	270	289,780
Series A, 5.00%, 08/01/34	1,500	1,916,625
Park Creek Metropolitan District, Refunding RB, Series A, Senior Lien, 5.00%, 12/01/34	500	584,265
Thompson Crossing Metropolitan District No.4, Refunding GO, 3.50%, 12/01/29	515	539,329
University of Northern Colorado, Refunding RB, Series A, 5.00%, 06/01/31	2,000	2,279,720

		11,860,269

Connecticut — 3.5%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing, Series C-2, AMT, 2.20%, 11/15/34	1,250	1,248,825
Connecticut State Health & Educational Facilities Authority, RB, Series A, 5.00%, 01/01/30(a)	130	145,322
Connecticut State Health & Educational Facilities Authority, Refunding RB
Series F, 5.00%, 07/01/21(b)	4,330	4,363,384
Series G-1, 5.00%, 07/01/27(a)	100	116,015
Series G-1, 5.00%, 07/01/28(a)	100	117,868
Series G-1, 5.00%, 07/01/29(a)	100	119,604
Series G-1, 5.00%, 07/01/30(a)	100	119,107
Series G-1, 5.00%, 07/01/32(a)	150	177,397
Series G-1, 5.00%, 07/01/34(a)	125	146,879
State of Connecticut Special Tax Revenue, RB, Series A, 5.00%, 05/01/35	1,750	2,269,155
State of Connecticut, GO
Series A, 5.00%, 04/15/30	5,000	6,288,600
Series A, 5.00%, 04/15/31	4,000	5,002,800
Series A, 5.00%, 04/15/34	1,185	1,499,677

		21,614,633

Delaware — 0.8%
County of Kent Delaware, RB
Series A, 5.00%, 07/01/29	880	1,012,088
Series A, 5.00%, 07/01/30	1,030	1,180,370
Series A, 5.00%, 07/01/31	750	856,860
Series A, 5.00%, 07/01/32	375	427,001
Series A, 5.00%, 07/01/33	1,190	1,350,852

		4,827,171

Florida — 8.0%
Capital Projects Finance Authority, Refunding RB, Series A-1, 5.00%, 10/01/31	1,500	1,843,440
Capital Region Community Development District, Refunding SAB
Series A-1, 4.13%, 05/01/23	200	205,266
Series A-1, 4.63%, 05/01/28	500	547,475
Capital Trust Agency, Inc., RB
Series A, 4.00%, 06/15/29(a)	625	661,637
Series A, 5.00%, 12/15/29	400	464,236

44	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Charlotte County Industrial Development Authority, RB, AMT, 5.00%, 10/01/29(a)	$1,000	$1,136,110
County of Lee Florida Airport Revenue, Refunding RB
Series A, AMT, 5.50%, 10/01/23	1,000	1,014,680
Series A, AMT, (AGM), 5.00%, 10/01/27	1,635	1,655,634
County of Miami-Dade Florida Transit System, Refunding RB, 5.00%, 07/01/22(b)	1,500	1,584,375
County of Miami-Dade Seaport Department, ARB
Series B, AMT, 6.00%, 10/01/28	3,470	3,913,084
Series B, AMT, 6.00%, 10/01/29	3,480	3,921,856
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(c)
Series A-2, 0.00%, 10/01/28	500	442,195
Series A-2, 0.00%, 10/01/29	800	685,720
Escambia County Health Facilities Authority, Refunding RB
5.00%, 08/15/35	3,100	3,931,079
Series A, 5.00%, 08/15/31	1,000	1,289,980
Esplanade Lake Club Community Development District, SAB
Series A-1, 3.63%, 11/01/30	370	390,472
Series A-2, 3.63%, 11/01/30	225	237,449
Florida Development Finance Corp., RB, AMT, 5.00%, 05/01/29(a)	2,255	2,435,716
Florida Gulf Coast University Financing Corp., Refunding RB
5.00%, 02/01/34	800	991,416
5.00%, 02/01/35	850	1,048,738
Harbor Bay Community Development District, Refunding SAB, Series A-2, 3.30%, 05/01/29	960	996,195
Harbor Bay Community Development District, SAB, Series A-1, 3.30%, 05/01/29	600	622,620
Hills Minneola Community Development District, SAB, 3.50%, 05/01/31(a)	1,100	1,143,846
Lakewood Ranch Stewardship District, SAB
3.65%, 05/01/22(a)	145	147,103
4.00%, 05/01/22	350	356,272
3.60%, 05/01/24	375	384,943
4.30%, 05/01/27(a)	520	557,679
3.80%, 05/01/29	720	769,046
Miami-Dade County Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/32	5,020	5,819,736
Midtown Miami Community Development District, Refunding SAB, Series A, 4.25%, 05/01/24	695	719,144
Osceola Chain Lakes Community Development District, SAB, 3.50%, 05/01/30	350	369,827
Pinellas County Industrial Development Authority, RB, 5.00%, 07/01/29	2,200	2,535,566
Sarasota County Health Facilities Authority, RB, 5.00%, 05/15/33	610	702,628
School District of Broward County, Refunding COP, Series A, (AGM), 5.00%, 07/01/21(b)	4,000	4,030,920
Southern Groves Community Development District No.5, Refunding SAB, 3.25%, 05/01/29	300	316,926
Sterling Hill Community Development District, Refunding SAB, Series B, 5.50%, 11/01/10(d)(e)	143	90,783

Security	Par (000)	Value

Florida (continued)
Talavera Community Development District, SAB
3.50%, 05/01/25	$365	$374,716
3.85%, 05/01/30	540	577,028
Tolomato Community Development District, Refunding SAB, Sub-Series A-2, 3.85%, 05/01/29	180	191,556

		49,107,092

Georgia — 6.5%
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, 5.00%, 11/01/32	8,315	9,786,256
Cobb County Kennestone Hospital Authority, Refunding RB
5.00%, 04/01/32	1,250	1,535,625
4.00%, 04/01/33	200	242,384
4.00%, 04/01/34	275	331,290
4.00%, 04/01/35	275	329,948
4.00%, 04/01/36	300	358,275
George L Smith II Congress Center Authority, RB, 4.00%, 01/01/36	1,750	2,045,680
Georgia Housing & Finance Authority, Refunding RB, S/F Housing, Series A, 2.75%, 12/01/35	3,000	3,171,330
Main Street Natural Gas, Inc., RB
Series A, 5.50%, 09/15/28	2,500	3,242,500
Series A, 5.00%, 05/15/33	5,000	6,208,700
Series A, 5.00%, 05/15/34	5,250	6,497,242
Municipal Electric Authority of Georgia, RB
5.00%, 01/01/34	700	858,235
5.00%, 01/01/35	1,225	1,499,155
Municipal Electric Authority of Georgia, Refunding RB
Sub-Series A, 5.00%, 01/01/34	2,295	2,860,993
Sub-Series A, 5.00%, 01/01/35	925	1,150,644

		40,118,257

Illinois — 14.8%
Chicago Board of Education, Refunding GO
Series A, 5.00%, 12/01/28	385	472,892
Series A, 5.00%, 12/01/29	470	584,163
Series A, 5.00%, 12/01/30	1,580	1,958,442
Series C, 5.00%, 12/01/26	4,730	5,633,146
Series D, 5.00%, 12/01/26	4,185	4,983,916
Chicago Board of Education, Refunding GO, CAB, Series A, 0.00%, 12/01/25(c)	420	392,225
Chicago Midway International Airport, Refunding ARB
Series A, 2nd Lien, AMT, 5.00%, 01/01/32	5,000	5,551,450
Series A, 2nd Lien, AMT, 5.50%, 01/01/32	1,500	1,619,910
Chicago O’Hare International Airport, Refunding ARB
Series C, AMT, Senior Lien, 5.25%, 01/01/28	1,350	1,455,867
Series C, AMT, Senior Lien, 5.25%, 01/01/29	3,020	3,255,862
Chicago O’Hare International Airport, Refunding RB
Series B, 5.00%, 01/01/32	3,745	4,334,538
Series A, AMT, Senior Lien, 5.00%, 01/01/23	13,000	13,982,410
Chicago Transit Authority Sales Tax Receipts Fund, RB, 5.25%, 12/01/21(b)	3,700	3,808,484
Cook County Community College District No.508, GO, 5.13%, 12/01/38	1,000	1,084,350
Illinois Finance Authority, RB
Series A, 5.00%, 02/15/28	810	917,390
Series A, 5.00%, 02/15/29	400	451,704
Series A, 5.00%, 02/15/30	500	563,125

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) April 30, 2021	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
Illinois Finance Authority, RB (continued)
Series A, 5.00%, 02/15/31	$500	$561,950
Series A, 5.00%, 02/15/32	500	560,685
Illinois Finance Authority, Refunding RB
5.00%, 03/01/30	550	673,216
5.00%, 03/01/32	920	1,118,803
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 01/01/34	9,140	9,830,984
Illinois State Toll Highway Authority, Refunding RB, Series A, 5.00%, 12/01/31	4,220	5,041,845
Metropolitan Pier & Exposition Authority, Refunding RB, 5.00%, 12/15/28	1,200	1,452,408
State of Illinois, GO
5.25%, 07/01/29	5,000	5,413,300
5.00%, 04/01/31	1,000	1,098,360
5.00%, 05/01/31	5,010	5,515,509
5.00%, 11/01/34	5,000	5,833,100
Series A, 5.00%, 03/01/35	2,000	2,520,480
Series D, 5.00%, 11/01/28	350	418,905
State of Illinois, Refunding GO, Series B, 5.00%, 10/01/27	120	146,485

		91,235,904

Indiana — 1.9%
Indiana Finance Authority, RB, Series A, 1st Lien, 5.25%, 10/01/31	10,000	10,208,200
Indiana Finance Authority, Refunding RB, Series A, 4.13%, 12/01/26	1,270	1,366,698

		11,574,898

Iowa — 0.1%
Iowa Student Loan Liquidity Corp., Refunding RB, Series A, AMT, 5.00%, 12/01/26	775	920,770

Kansas — 1.3%
Kansas City Industrial Development Authority, ARB, AMT, 4.00%, 03/01/35	1,480	1,736,173
Seward County Unified School District No.480 Liberal, Refunding GO
5.00%, 09/01/22(b)	3,990	4,248,193
5.00%, 09/01/33	2,010	2,138,178

		8,122,544

Kentucky(b) — 0.5%
Louisville/Jefferson County Metropolitan Government, Refunding RB
5.00%, 06/01/22	120	126,280
Series A, 5.00%, 06/01/22	2,750	2,893,907

		3,020,187

Louisiana — 2.9%
City of Bossier City Louisiana Utilities Revenue, Refunding RB, 5.00%, 10/01/24(b)	2,000	2,289,920
Louisiana Local Government Environmental Facilities & Community Development Auth, Refunding RB, 5.00%, 12/01/21(b)	7,160	7,360,551
New Orleans Aviation Board, ARB, Series A, 5.00%, 01/01/33	1,000	1,156,750

Security	Par (000)	Value

Louisiana (continued)
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, Series A-1, 4.00%, 05/01/34	$3,000	$3,112,080
Terrebonne Levee & Conservation District, RB, 5.00%, 07/01/23(b)	3,660	4,041,299

		17,960,600

Maine — 0.6%
Finance Authority of Maine, Refunding RB
Series A-1, AMT, (AGM), 5.00%, 12/01/28	1,000	1,198,700
Series A-1, AMT, (AGM), 3.00%, 12/01/29	2,300	2,383,260

		3,581,960

Maryland — 1.3%
City of Baltimore Maryland, Refunding TA(a)
Series A, Senior Lien, 2.95%, 06/01/27	175	179,365
Series A, Senior Lien, 3.05%, 06/01/28	190	195,713
Series A, Senior Lien, 3.15%, 06/01/29	200	207,232
City of Baltimore Maryland, TA, Series B, 3.38%, 06/01/29(a)	285	289,144
Maryland Economic Development Corp., Refunding RB
Series A, 5.00%, 06/01/29	1,835	2,179,007
Series A, 5.00%, 06/01/30	1,015	1,200,654
Series A, 5.00%, 06/01/31	1,000	1,173,650
Series A, 5.00%, 06/01/32	1,000	1,168,210
Maryland Health & Higher Educational Facilities Authority, RB, Series B, 5.00%, 07/01/22(b)	1,140	1,202,928

		7,795,903

Massachusetts — 1.6%
Massachusetts Development Finance Agency, Refunding RB
5.00%, 07/01/29	2,700	3,338,793
5.00%, 07/01/30	3,125	3,849,844
Series A, 5.00%, 01/01/31	1,730	1,984,967
Series G, 5.00%, 07/01/35	400	517,452

		9,691,056

Michigan — 2.6%
City of Detroit Michigan, GO
5.00%, 04/01/26	265	307,032
5.00%, 04/01/27	210	248,669
5.00%, 04/01/28	235	283,744
5.00%, 04/01/29	235	282,501
5.00%, 04/01/30	180	219,107
5.00%, 04/01/31	265	316,108
5.00%, 04/01/32	225	267,372
5.00%, 04/01/33	295	349,365
Michigan Finance Authority, Refunding RB, Series C-3, Senior Lien, (AGM), 5.00%, 07/01/31	4,000	4,558,640
Michigan State Building Authority, Refunding RB, Series II-A, 5.00%, 10/15/21(b)	2,500	2,553,900
Michigan Strategic Fund, RB
AMT, 5.00%, 06/30/33	2,415	2,997,498
AMT, 5.00%, 12/31/33	2,000	2,480,060
Michigan Strategic Fund, Refunding RB
5.00%, 11/15/29	440	513,374
5.00%, 11/15/34	490	557,066

		15,934,436

Minnesota — 2.0%
City of Minneapolis Minnesota, RB
4.00%, 06/01/30	150	161,729

46	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Minnesota (continued)
City of Minneapolis Minnesota, RB (continued)
4.00%, 06/01/31	$50	$53,433
City of Minneapolis Minnesota, Refunding RB, Series A, 5.00%, 11/15/33	2,370	2,960,888
Duluth Economic Development Authority, Refunding RB
Series A, 5.00%, 02/15/33	1,000	1,234,190
Series A, 5.00%, 02/15/34	1,185	1,458,652
Housing & Redevelopment Authority of The City of St. Paul Minnesota, RB, Series A, 4.75%, 07/01/29(a)	250	274,727
University of Minnesota, RB
Series B, 5.00%, 08/01/36	1,000	1,010,900
Series C, 5.00%, 08/01/27	1,390	1,537,507
Series C, 5.00%, 08/01/28	740	818,181
Series C, 5.00%, 08/01/29	1,555	1,718,244
Series C, 5.00%, 08/01/30	835	922,149

		12,150,600

Missouri — 0.3%
Industrial Development Authority of the City of St. Louis Missouri, Refunding RB, Series A, 3.88%, 11/15/29	350	347,725
St Louis County Industrial Development Authority, Refunding RB
5.00%, 09/01/27	360	418,863
5.00%, 09/01/32	1,015	1,175,350

		1,941,938

Montana — 0.1%
Yellowstone County School District No.2 Billings, GO, 5.00%, 06/15/24(b)	500	573,830

Nebraska — 0.7%
Douglas County Hospital Authority No.3, Refunding RB, 5.00%, 11/01/30	800	950,696
Nebraska Public Power District, Refunding RB
Series A, 5.00%, 01/01/30	1,000	1,032,000
Series A, 5.00%, 01/01/32	2,000	2,063,960

		4,046,656

Nevada — 1.2%
City of Las Vegas Nevada Special Improvement District No.814, SAB
3.50%, 06/01/28	160	172,264
3.25%, 06/01/30	350	361,753
City of Reno Nevada, Refunding RB, Series A-1, (AGM), 5.00%, 06/01/31	1,000	1,217,380
County of Clark Department of Aviation, Refunding RB, Series A-2, Sub Lien, 5.00%, 07/01/33	5,000	5,677,800

		7,429,197

New Hampshire(a) — 0.3%
New Hampshire Business Finance Authority, RB, AMT, 2.95%, 04/01/29	1,000	1,013,650
New Hampshire Business Finance Authority, Refunding RB, Series A, AMT, 4.00%, 11/01/27	795	824,614

		1,838,264

New Jersey — 22.4%
New Jersey Economic Development Authority, RB
AMT, 5.13%, 09/15/23	4,670	4,972,523
AMT, 5.50%, 01/01/26	1,500	1,696,095
AMT, 5.50%, 01/01/27	1,000	1,130,000
New Jersey Economic Development Authority, Refunding ARB AMT,
5.00%, 10/01/26	2,135	2,558,093

Security	Par (000)	Value

New Jersey (continued)
New Jersey Economic Development Authority, Refunding ARB (continued)
AMT, 5.00%, 10/01/27	$1,680	$2,057,614
New Jersey Educational Facilities Authority, RB, 5.00%, 06/15/28	10,000	11,359,100
New Jersey Educational Facilities Authority, Refunding RB
5.00%, 07/01/25(b)	1,966	2,339,933
5.00%, 07/01/30	3,034	3,555,181
New Jersey Higher Education Student Assistance Authority, RB, Series B, AMT, 3.50%, 12/01/39	2,130	2,259,163
New Jersey Higher Education Student Assistance Authority, Refunding RB
1st Series, AMT, 5.50%, 12/01/26	590	603,505
Series B, AMT, 5.00%, 12/01/27	1,000	1,223,800
Series B, AMT, 5.00%, 12/01/28	1,000	1,212,450
New Jersey Transportation Trust Fund Authority, RB
Series A, 5.25%, 06/15/21(b)	2,785	2,801,237
Series A, 5.00%, 06/15/30	2,000	2,373,240
Series AA, 5.25%, 06/15/31	12,000	13,190,880
Series AA, 5.25%, 06/15/32	2,250	2,646,180
Series AA, 5.00%, 06/15/35	3,000	3,672,150
Series B, 5.25%, 06/15/26	3,500	3,519,775
Series B, 5.50%, 06/15/31	11,780	11,850,091
Series C, 5.25%, 06/15/32	10,000	11,582,000
New Jersey Transportation Trust Fund Authority, Refunding RB
Series A, 5.00%, 06/15/30	1,695	2,011,456
Series A, 5.00%, 12/15/33	2,285	2,803,581
New Jersey Turnpike Authority, RB, Series E, 5.00%, 01/01/32	12,000	13,893,600
New Jersey Turnpike Authority, Refunding RB, Series B, 5.00%, 01/01/23(b)	6,000	6,480,780
Newark Housing Authority Scholarship Foundation A New Jersey Non, RB, M/F Housing
Series A, 5.00%, 12/01/23	1,230	1,334,980
Series A, 5.00%, 12/01/25	1,345	1,483,010
South Jersey Port Corp., ARB
Series B, AMT, 5.00%, 01/01/29	250	299,098
Series B, AMT, 5.00%, 01/01/30	200	238,226
Series B, AMT, 5.00%, 01/01/31	350	414,375
Series B, AMT, 5.00%, 01/01/32	425	500,552
State of New Jersey, GO, 5.00%, 06/01/28	5,000	5,870,400
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/30	850	1,059,933
Series A, 5.00%, 06/01/32	11,980	14,880,358
Series A, 5.00%, 06/01/33	220	272,545

		138,145,904

New Mexico — 1.2%
Albuquerque Bernalillo County Water Utility Authority, Refunding RB, 4.00%, 07/01/33	2,510	2,862,203
Albuquerque Municipal School District No.12, GO, Series 2017, (SAW), 5.00%, 08/01/30	1,250	1,525,488
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/34	170	188,142
New Mexico Hospital Equipment Loan Council, Refunding RB, Series A, 5.00%, 08/01/31	2,500	2,955,950

		7,531,783

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) April 30, 2021	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York — 10.9%
Buffalo & Erie County Industrial Land Development Corp., Refunding RB
Series A, 4.00%, 06/01/22	$410	$416,839
Series A, 4.50%, 06/01/27	1,710	1,920,245
Series A, 5.00%, 06/01/35	415	469,884
Build NYC Resource Corp., RB, Series A, 4.88%, 05/01/31(a)	450	504,005
Build NYC Resource Corp., Refunding RB, 5.00%, 08/01/35	665	807,230
Huntington Local Development Corp., RB, Series A, 5.00%, 07/01/36	940	969,563
Metropolitan Transportation Authority, RB
Series B, 5.25%, 11/15/38	3,145	3,553,976
Sub-Series A-1, 5.00%, 11/15/40	2,355	2,703,681
Sub-Series B-1, 5.00%, 11/15/21(b)	2,300	2,359,386
Sub-Series B-4, 5.00%, 11/15/21(b)	1,500	1,538,730
Monroe County Industrial Development Corp., Refunding RB, Series A, 5.00%, 07/01/23(b)	5,695	6,289,843
New York City Industrial Development Agency, Refunding RB
(AGM), 4.00%, 03/01/32	1,030	1,251,399
Class A, (AGM), 3.00%, 01/01/35	500	548,080
Class A, (AGM), 3.00%, 01/01/36	1,000	1,085,370
New York State Dormitory Authority, RB, Series A, 5.25%, 07/01/21(b)	900	907,236
New York State Dormitory Authority, Refunding RB
5.00%, 12/01/27(a)	900	1,085,553
5.00%, 12/01/28(a)	1,800	2,169,180
Series A, 5.00%, 05/01/32	3,060	3,549,753
Series A, 5.00%, 07/01/32	9,000	10,573,830
New York Transportation Development Corp., RB, AMT, 4.00%, 10/01/30	2,775	3,279,550
Niagara Area Development Corp., Refunding RB, Series B, 3.50%, 11/01/24(a)	1,000	1,039,530
Port Authority of New York & New Jersey, ARB, Consolidated, 221st Series, AMT, 4.00%, 07/15/36	2,650	3,133,121
Port Authority of New York & New Jersey, Refunding ARB
Series 223, AMT, 4.00%, 07/15/36	1,625	1,949,382
Series 223, AMT, 4.00%, 07/15/37	3,250	3,882,222
Troy Capital Resource Corp., Refunding RB
5.00%, 09/01/32	3,000	3,908,430
Series A, 5.00%, 09/01/33	860	1,116,246
Westchester County Healthcare Corp., Refunding RB, Series A, Senior Lien, 5.00%, 11/01/21(b)	6,125	6,271,735

		67,283,999

North Carolina — 0.3%
North Carolina Medical Care Commission, Refunding RB, Series A, 5.00%, 10/01/31	1,500	1,597,470

Ohio — 2.1%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A-2, Class 1, 4.00%, 06/01/37	1,000	1,174,140
Series A-2, Class 1, 4.00%, 06/01/38	1,000	1,171,290
Series A-2, Class 1, 4.00%, 06/01/39	1,000	1,167,880

Security	Par (000)	Value

Ohio (continued)
County of Allen Ohio Hospital Facilities Revenue, Refunding RB, 5.00%, 12/01/35	$850	$1,090,278
Ohio Air Quality Development Authority, Refunding RB, 3.25%, 09/01/29	1,550	1,681,471
Ohio Turnpike & Infrastructure Commission, RB, Series A-1, Junior Lien, 5.25%, 02/15/31	6,000	6,552,060

		12,837,119

Oklahoma — 1.2%
Oklahoma City Public Property Authority, Refunding RB
5.00%, 10/01/27	1,190	1,388,730
5.00%, 10/01/28	1,265	1,475,155
5.00%, 10/01/29	1,400	1,631,364
Oklahoma Development Finance Authority, RB
Series B, 5.00%, 08/15/29	1,200	1,510,752
Series B, 5.00%, 08/15/33	1,305	1,607,290

		7,613,291

Oregon — 1.1%
Klamath County School District, GO
(GTD), 5.00%, 06/15/30	1,000	1,100,370
(GTD), 5.00%, 06/15/31	1,000	1,099,790
State of Oregon, GO, Series H, 5.00%, 05/01/22(b)	2,000	2,096,640
Umatilla County School District No.16R Pendleton, GO, Series A, (GTD), 5.00%, 06/15/24(b)	2,000	2,296,900

		6,593,700

Pennsylvania — 7.2%
Allentown Neighborhood Improvement Zone Development Authority, RB(a)
5.00%, 05/01/22	550	570,598
5.00%, 05/01/23	335	353,706
5.00%, 05/01/28	835	976,641
Bucks County Industrial Development Authority, RB
5.00%, 07/01/35	1,100	1,339,536
5.00%, 07/01/36	1,250	1,519,113
Commonwealth Financing Authority, RB
5.00%, 06/01/33	2,000	2,464,660
5.00%, 06/01/34	3,750	4,610,287
County of Allegheny Pennsylvania, GO, Series C-67, 5.00%, 11/01/21(b)	5,075	5,195,227
County of Allegheny Pennsylvania, Refunding GO, Series C-68, 5.00%, 11/01/21(b)	2,515	2,574,580
Pennsylvania Economic Development Financing Authority, RB
Series A-1, 5.00%, 04/15/35	1,450	1,864,134
Series A-1, 4.00%, 04/15/36	1,545	1,834,688
AMT, 5.00%, 12/31/28	115	137,221
Pennsylvania Turnpike Commission, RB
Sub-Series B, 5.25%, 12/01/21(b)	4,000	4,116,480
Subordinate, 4.00%, 12/01/43	3,000	3,485,010
Pennsylvania Turnpike Commission, Refunding RB
2nd Series, 5.00%, 12/01/30	2,620	3,254,276
Sub-Series B, 5.00%, 06/01/32	5,000	6,124,950
School District of Philadelphia, GO
Series A, (SAW), 5.00%, 09/01/30	1,200	1,521,432

48	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
School District of Philadelphia, GO (continued)
Series A, (SAW), 5.00%, 09/01/31	$1,000	$1,261,110
Series A, (SAW), 5.00%, 09/01/32	1,200	1,506,984

		44,710,633

Puerto Rico — 4.5%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.50%, 07/01/34	4,365	4,780,548
Series A-1, Restructured, 4.75%, 07/01/53	350	388,559
Series A-1, Restructured, 5.00%, 07/01/58	2,209	2,481,613
Series A-2, Restructured, 4.33%, 07/01/40	1,919	2,098,100
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(c)
Series A-1, Restructured, 0.00%, 07/01/27	11,890	10,580,792
Series A-1, Restructured, 0.00%, 07/01/29	446	377,539
Series A-1, Restructured, 0.00%, 07/01/31	1,464	1,134,146
Series B-1, Restructured, 0.00%, 07/01/27	2,521	2,237,665
Series B-1, Restructured, 0.00%, 07/01/29	4,466	3,784,801

		27,863,763

Rhode Island — 1.6%
Providence Redevelopment Agency, Refunding RB, Series A, 5.00%, 04/01/29	1,000	1,097,290
Rhode Island Health and Educational Building Corp., RB, Series C, 5.00%, 05/15/30	2,305	2,418,775
Rhode Island Health and Educational Building Corp., Refunding RB, 5.00%, 09/01/32	2,000	2,213,300
Rhode Island Student Loan Authority, RB
Series A, AMT, 5.00%, 12/01/27	1,000	1,208,540
Series A, AMT, 5.00%, 12/01/28	1,000	1,221,130
Rhode Island Student Loan Authority, Refunding RB
Series A, AMT, 5.00%, 12/01/24	750	858,180
Series A, AMT, 5.00%, 12/01/25	850	994,891

		10,012,106

South Carolina — 2.9%
South Carolina Jobs-Economic Development Authority, Refunding RB, 4.00%, 11/15/27	730	774,844
South Carolina Public Service Authority, Refunding RB
Series A, 5.00%, 12/01/30	5,500	6,658,685
Series A, 5.00%, 12/01/31	5,660	6,846,166
Series A, 5.00%, 12/01/32	200	241,686
Series A, 5.00%, 12/01/33	800	963,296
Series A, 4.00%, 12/01/34	2,100	2,537,094

		18,021,771

Tennessee — 1.0%
Memphis-Shelby County Industrial Development Board, Refunding TA, Series A, 4.75%, 07/01/27	190	190,228
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/35	4,000	4,822,760
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB
5.00%, 10/01/29	350	401,513
5.00%, 10/01/34	450	513,436

		5,927,937

Texas — 8.1%
City of Grapevine Texas, GO, 5.00%, 02/15/33	5,685	6,162,028

Security	Par (000)	Value

Texas (continued)
City of Houston Texas Airport System Revenue, Refunding ARB
Sub-Series A, AMT, 5.00%, 07/01/31	$1,430	$1,770,269
Sub-Series A, AMT, 5.00%, 07/01/32	1,515	1,872,070
City of Houston Texas Airport System Revenue, Refunding RB(b)
Series A, AMT, Sub Lien, 5.00%, 07/01/21	1,500	1,511,115
Series A, AMT, Subordinate Lien, 5.00%, 07/01/22	1,010	1,064,348
Dallas Fort Worth International Airport, ARB, Series D, AMT, 5.00%, 11/01/21(b)	8,290	8,482,411
Love Field Airport Modernization Corp., RB, AMT, 5.00%, 11/01/28	1,000	1,066,580
Mission Economic Development Corp., Refunding RB, AMT, Senior Lien, 4.63%, 10/01/31(a)	1,360	1,442,484
New Hope Cultural Education Facilities Finance Corp., RB(a)
Series A, 3.63%, 08/15/22	70	70,356
Series A, 4.25%, 08/15/27	160	160,848
Red River Education Finance Corp., RB, 5.00%, 03/15/23(b)	1,340	1,460,077
San Jacinto River Authority, RB, (AGM), 5.25%, 10/01/25	2,910	2,919,952
Tarrant County Cultural Education Facilities Finance Corp., RB, Series B, 5.00%, 07/01/33	8,485	10,672,772
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB, 5.00%, 12/15/32	3,450	4,640,699
Via Metropolitan Transit, Refunding RB, 5.25%, 08/01/23(b)	6,305	7,016,835

		50,312,844

U.S. Virgin Islands — 0.6%
Virgin Islands Public Finance Authority, Refunding RB, Series A, (AGM), 5.25%, 10/01/24	3,600	3,865,716

Utah — 1.0%
Salt Lake City Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/33	3,500	4,320,260
Utah Charter School Finance Authority, RB, Series A, 3.63%, 06/15/29(a)	480	495,437
Utah Charter School Finance Authority, Refunding RB, 4.50%, 06/15/27(a)	1,500	1,587,510

		6,403,207

Vermont — 1.0%
University of Vermont and State Agricultural College, Refunding RB, 4.00%, 10/01/30	5,565	6,232,021

Virginia — 0.1%
Henrico County Economic Development Authority, Refunding RB, 4.00%, 10/01/33	495	552,435

Washington — 0.8%
Washington State Convention Center Public Facilities District RB, 4.00%, 07/01/31	1,730	1,974,311
Washington State Housing Finance Commission, Refunding RB(a)
5.00%, 01/01/27	1,560	1,850,597
5.00%, 01/01/28	750	888,787

		4,713,695

West Virginia — 0.2%
West Virginia University, RB, Series B, 5.00%, 10/01/21(b)	1,500	1,529,835

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) April 30, 2021	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wisconsin — 1.4%
Public Finance Authority, RB
5.00%, 04/01/30(a)	$500	$588,310
5.00%, 06/15/34	430	512,719
Series A, 4.00%, 03/01/30(a)	445	463,089
Public Finance Authority, Refunding RB
4.00%, 09/01/29(a)	150	150,147
Series B, AMT, 5.25%, 07/01/28	4,765	5,013,924
Wisconsin Health & Educational Facilities Authority, Refunding RB
(AGM), 4.00%, 02/15/35	750	898,920
(AGM), 4.00%, 02/15/36	800	954,392

		8,581,501

Total Municipal Bonds — 133.7% (Cost: $760,565,768)		825,011,345

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

California — 6.1%
Bay Area Toll Authority, Refunding RB, 3.07%, 04/01/31(g)	8,080	9,609,948
State of California, Refunding GO
5.00%, 10/01/35	12,500	15,068,249
4.00%, 03/01/37(g)	10,775	13,026,110

		37,704,307

Iowa — 1.3%
Iowa Finance Authority, Refunding RB, Series C, 4.13%, 02/15/35	7,500	8,223,600

Massachusetts — 3.2%
Massachusetts Development Finance Agency, Refunding RB
5.00%, 07/01/32	7,500	9,361,800
Series A, 5.00%, 07/01/21(b)	4,950	4,988,162
Series L, 5.00%, 07/01/21(b)	5,225	5,265,282

		19,615,244

New Jersey — 1.4%
New Jersey Housing & Mortgage Finance Agency, Refunding RB
Series BB, AMT, 3.70%, 04/01/28	4,367	4,804,153
Series BB, AMT, 3.70%, 10/01/28	3,384	3,722,920

		8,527,073

New York — 9.7%
City of New York, GO, Sub-Series 1-I, 3.61%, 03/01/32	7,009	7,892,702
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Sub-Series B-1, 5.00%, 08/01/36	9,444	11,343,036
New York State Dormitory Authority, Refunding RB, Series A, 5.00%, 03/15/36(g)	5,505	6,652,627
New York State Urban Development Corp., RB, Series A-1, 3.79%, 03/15/32	5,501	5,976,417
New York State Urban Development Corp., Refunding RB, 4.00%, 03/15/42	10,000	11,764,699

Security	Par (000)	Value

New York (continued)
Port Authority of New York & New Jersey, Refunding ARB 178th Series, AMT, 4.24%, 12/01/32	$4,009	$4,463,390
Consolidated, 169th Series, AMT, 5.00%, 10/15/26	5,530	5,646,683
Sales Tax Asset Receivable Corp., Refunding RB, Series A, 5.00%, 10/15/31	5,010	5,774,827

		59,514,381

Texas — 1.4%
Pflugerville Independent School District, GO, (PSF-GTD), 2.85%, 02/15/24(b)	7,500	8,490,300

Washington — 2.9%
Port of Seattle Washington, ARB, Series A, AMT, 5.00%, 05/01/34	15,000	18,052,500

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 26.0% (Cost: $148,383,950)		160,127,405

Total Long-Term Investments — 159.7% (Cost: $908,949,718)		985,138,750

	Shares

Short-Term Securities

Money Market Funds — 0.0%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(h)(i)	126,493	126,519

Total Short-Term Securities — 0.0% (Cost: $126,519)		126,519

Total Investments — 159.7% (Cost: $909,076,237)		985,265,269

Other Assets Less Liabilities — 1.9%		11,957,730

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (15.1)%		(93,091,343)

VMTP Shares at Liquidation Value — (46.5)%		(287,100,000)

Net Assets Applicable to Common Shares — 100.0%		$617,031,656

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Non-income producing security.
(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between September 15, 2024 to March 1, 2028, is $17,439,023. See Note 4 of the Notes to Financial Statements for details.

(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period end.

50	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Shares Held at 04/30/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$—	$127,048	(a)	$—	$(529)	$—	$126,519	126,493	$381	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	262	06/21/21	$34,617	$482,424
U.S. Long Treasury Bond	26	06/21/21	4,090	85,537

				$567,961

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$567,961	$—	$567,961

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$1,004,936	$—	$1,004,936

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$567,961	$—	$567,961

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$27,460,273

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) April 30, 2021	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$825,011,345	$—	$825,011,345
Municipal Bonds Transferred to Tender Option Bond Trusts	—	160,127,405	—	160,127,405
Short-Term Securities
Money Market Funds	126,519	—	—	126,519

	$126,519	$985,138,750	$—	$985,265,269

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$567,961	$—	$—	$567,961

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(93,068,875)	$—	$(93,068,875)
VMTP Shares at Liquidation Value	—	(287,100,000)	—	(287,100,000)

	$—	$(380,168,875)	$—	$(380,168,875)

See notes to financial statements.

52	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2021	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 1.5%
County of Jefferson Alabama Sewer Revenue, Refunding RB
Series A, Senior Lien, (AGM), 5.00%, 10/01/44	$805	$894,781
Series D, Sub Lien, 6.00%, 10/01/42	3,575	4,118,579

		5,013,360

Alaska — 0.0%
Northern Tobacco Securitization Corp., Refunding RB, Series A, 4.63%, 06/01/23	70	70,108

Arizona — 0.7%
Glendale Industrial Development Authority, RB
5.00%, 05/15/41	90	101,642
5.00%, 05/15/56	360	400,219
Industrial Development Authority of the City of Phoenix, RB, Series A, 5.00%, 07/01/46(a)	1,685	1,848,951

		2,350,812

Arkansas — 0.8%
Arkansas Development Finance Authority, RB, AMT, 4.50%, 09/01/49(a)	2,455	2,696,400

California — 6.0%
California Educational Facilities Authority, RB, Series V-1, 5.00%, 05/01/49	2,095	3,259,234
California Health Facilities Financing Authority, Refunding RB
Series A, 5.00%, 07/01/33	890	974,879
Series A, 4.00%, 04/01/45	390	449,163
California Municipal Finance Authority, ARB, AMT, Senior Lien, 4.00%, 12/31/47	1,475	1,626,158
California Municipal Finance Authority, RB, S/F Housing
Series A, 5.25%, 08/15/39	145	159,461
Series A, 5.25%, 08/15/49	370	403,359
California Municipal Finance Authority, Refunding RB, Series A, 5.00%, 02/01/42	225	265,599
California Pollution Control Financing Authority, RB, Series A, AMT, 5.00%, 11/21/45(a)	1,495	1,562,679
California State Public Works Board, RB, Series I, 5.00%, 11/01/38	775	861,513
City of Los Angeles Department of Airports, Refunding ARB
Series A, AMT, 5.00%, 05/15/31	345	460,920
Series A, AMT, 5.00%, 05/15/32	410	546,280
Series A, AMT, 5.00%, 05/15/33	405	534,730
Series A, AMT, 5.00%, 05/15/34	420	551,825
Series A, AMT, 5.00%, 05/15/35	665	869,641
Series A, AMT, 5.00%, 05/15/38	290	375,634
Series A, AMT, 5.00%, 05/15/39	310	400,343
Series A, AMT, 5.00%, 05/15/40	650	837,109
Series A, AMT, 5.00%, 05/15/41	695	893,019
Golden State Tobacco Securitization Corp., Refunding RB, Series A-2, 5.00%, 06/01/47	2,745	2,837,507
San Marcos Unified School District, GO, CAB, Series B, 0.00%, 08/01/42(b)	2,000	1,221,660
State of California, Refunding GO, 3.00%, 12/01/46	500	540,495
Stockton Public Financing Authority, RB, Series A, 6.25%, 10/01/23(c)	360	412,646

		20,043,854

Security	Par (000)	Value

Colorado — 1.7%
Arapahoe County School District No.6 Littleton, GO, Series A, (SAW), 5.50%, 12/01/43	$1,705	$2,236,755
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	1,765	2,007,388
State of Colorado, COP, Series O, 4.00%, 03/15/44	1,275	1,472,829

		5,716,972

Connecticut — 0.2%
State of Connecticut Special Tax Revenue, RB
Series A, 4.00%, 05/01/36	330	395,452
Series A, 4.00%, 05/01/39	210	248,695

		644,147

Delaware — 0.4%
Delaware Transportation Authority, RB, 5.00%, 06/01/55	1,165	1,335,358

District of Columbia — 6.0%
District of Columbia, Refunding RB
5.00%, 04/01/35	435	520,765
5.00%, 10/01/48	2,315	2,717,139
Series A, 6.00%, 07/01/23(c)	240	270,151
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB
Series A, 5.00%, 10/01/53	2,010	2,082,380
Series B, Subordinate, 4.00%, 10/01/49	765	867,127
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, CAB(b)
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/33	6,590	5,150,480
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/34	4,830	3,651,915
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/35	6,515	4,761,227

		20,021,184

Florida — 6.2%
Capital Projects Finance Authority, Refunding RB
Series A-1, 5.00%, 10/01/32	195	237,608
Series A-1, 5.00%, 10/01/33	215	260,477
Series A-1, 5.00%, 10/01/34	215	259,026
Series A-1, 5.00%, 10/01/35	75	89,998
Celebration Pointe Community Development District, SAB(a)
5.00%, 05/01/32	450	498,847
5.00%, 05/01/48	1,120	1,207,326
Collier County Health Facilities Authority, RB, Series A, 5.00%, 05/01/48	1,190	1,399,761
Collier County Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	1,340	1,511,815
Florida Development Finance Corp., RB
Series A, 5.00%, 06/15/40	215	244,414
Series A, 5.00%, 06/15/50	720	802,750
Series A, 5.00%, 06/15/55	435	483,498
Miami-Dade County Florida Aviation Revenue, Refunding RB
Series A, 4.00%, 10/01/37	325	387,589
Series A, 4.00%, 10/01/38	325	386,370
Series A, 4.00%, 10/01/39	240	284,129
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/21(c)	3,015	3,103,098
Palm Beach County Health Facilities Authority, RB, 5.00%, 11/15/45	3,150	3,647,700
Sarasota County Florida Utility System Revenue, RB
Series A, 5.00%, 10/01/45	435	560,228
Series A, 5.00%, 10/01/50	650	831,239

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) April 30, 2021	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Village Community Development District No.10, SAB, 5.13%, 05/01/43	$2,065	$2,145,039
Volusia County Educational Facility Authority, Refunding RB, 5.00%, 10/15/49	1,750	2,146,147

		20,487,059

Georgia — 4.9%
Development Authority for Fulton County, Refunding RB, 4.00%, 03/15/44	5,000	5,365,600
Gainesville & Hall County Hospital Authority, Refunding RB, Series A, (GTD), 5.50%, 08/15/54	515	596,792
George L Smith II Congress Center Authority, RB, 4.00%, 01/01/54	350	395,738
Georgia Housing & Finance Authority, RB, S/F Housing, Series B, 2.50%, 06/01/50	720	721,843
Glynn-Brunswick Memorial Hospital Authority, RB, 5.00%, 08/01/47	2,500	2,906,050
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/35	490	671,844
Series A, 5.00%, 05/15/36	490	677,484
Series A, 5.00%, 05/15/37	540	753,624
Series A, 5.00%, 05/15/38	295	416,558
Series A, 5.00%, 05/15/49	985	1,460,233
Municipal Electric Authority of Georgia, RB, 4.00%, 01/01/49	1,560	1,741,771
Municipal Electric Authority of Georgia, Refunding RB, Sub-Series A, 4.00%, 01/01/49	610	687,189

		16,394,726

Idaho — 0.3%
Idaho Health Facilities Authority, RB, Series 2017, 5.00%, 12/01/46	745	895,341

Illinois — 10.8%
Chicago Board of Education, GO
Series C, 5.25%, 12/01/35	1,465	1,628,919
Series D, 5.00%, 12/01/46	1,915	2,087,440
Series H, 5.00%, 12/01/36	450	528,012
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/25	1,460	1,703,432
Series F, 5.00%, 12/01/24	615	700,676
Series G, 5.00%, 12/01/34	450	532,485
Chicago O’Hare International Airport, Refunding RB, Series A, Senior Lien, 4.00%, 01/01/37	935	1,097,886
Chicago Transit Authority Sales Tax Receipts Fund, RB, 5.25%, 12/01/21(c)	1,050	1,080,786
City of Chicago Illinois Special Assessment Revenue, SAB, 6.75%, 12/01/32	766	768,045
City of Chicago Illinois Waterworks Revenue, Refunding RB
2nd Lien, (AGM), 5.25%, 11/01/33	260	260,978
2nd Lien, 5.00%, 11/01/42	915	969,232
Cook County Community College District No.508, GO, 5.50%, 12/01/38	805	880,469
Illinois Finance Authority, RB
Series A, 5.00%, 02/15/47	235	257,029
Series A, 5.00%, 02/15/50	130	141,782
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/45	1,290	1,640,003
Series C, 5.00%, 01/01/37	2,800	3,230,584

Security	Par (000)	Value

Illinois (continued)
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	$870	$1,016,534
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	1,340	1,492,988
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, Series B, (AGM), 0.00%, 06/15/43(b)	5,175	2,781,614
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(c)	1,140	1,144,982
Regional Transportation Authority, RB, Series A, (NPFGC), 6.70%, 11/01/21	910	938,674
State of Illinois, GO
5.00%, 02/01/39	1,540	1,664,971
Series A, 5.00%, 04/01/35	3,000	3,182,370
Series A, 5.00%, 04/01/38	3,490	3,693,292
University of Illinois, RB, Series A, 5.00%, 04/01/44	985	1,099,575
Village of Hodgkins Illinois, RB, AMT, 6.00%, 11/01/23	1,525	1,531,451

		36,054,209

Indiana — 3.1%
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	790	873,756
AMT, 7.00%, 01/01/44	1,905	2,127,771
Indiana Finance Authority, RB
Series A, 1st Lien, 5.25%, 10/01/38	3,280	3,346,617
Series A, AMT, 5.00%, 07/01/44	450	481,423
Series A, AMT, 5.00%, 07/01/48	1,430	1,542,169
Series A, AMT, 5.25%, 01/01/51	405	441,972
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	1,270	1,368,527

		10,182,235

Iowa — 0.9%
Iowa Finance Authority, Refunding RB, Series B, 5.25%, 12/01/50(d)	2,810	3,067,143

Kentucky — 1.2%
Kentucky Economic Development Finance Authority, RB, Series A, 5.25%, 01/01/23(c)	995	1,079,137
Kentucky Economic Development Finance Authority, Refunding RB, Series A, (AGM), 5.00%, 12/01/45	1,235	1,501,810
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Series C, 6.75%, 07/01/43(e)	1,200	1,426,908

		4,007,855

Louisiana — 2.1%
Louisiana Public Facilities Authority, Refunding RB, 4.00%, 12/15/50	2,000	2,215,640
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.50%, 05/15/30	810	811,320
Series A, 5.25%, 05/15/31	830	831,726
Series A, 5.25%, 05/15/32	1,110	1,159,462
Series A, 5.25%, 05/15/33	1,205	1,258,418
Series A, 5.25%, 05/15/35	505	547,087

		6,823,653

Maryland — 0.8%
Maryland Health & Higher Educational Facilities Authority, RB
Series 2017, 5.00%, 12/01/46	420	504,861

54	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Maryland (continued)
Maryland Health & Higher Educational Facilities Authority, RB (continued)
Series B, (NPFGC), 7.00%, 07/01/22(f)	$450	$479,894
Maryland State Transportation Authority, Refunding RB, Series A, 2.50%, 07/01/47	1,755	1,761,142

		2,745,897

Massachusetts — 1.5%
Massachusetts Development Finance Agency, Refunding RB(a)
4.00%, 10/01/32	215	232,794
4.13%, 10/01/42	470	506,420
Massachusetts Housing Finance Agency, RB, M/F Housing
Series C-1, 3.15%, 12/01/49	550	575,762
Series C-1, 3.25%, 12/01/54	2,030	2,134,362
Massachusetts Port Authority, RB, Series E, AMT, 5.00%, 07/01/51	1,110	1,404,661

		4,853,999

Michigan — 3.2%
City of Detroit Michigan Sewage Disposal System Revenue, Refunding RB, Series A, Senior Lien, 5.25%, 07/01/22(c)	4,425	4,683,376
Michigan Finance Authority, Refunding RB
5.00%, 12/01/48	2,000	2,442,360
Series A, 4.00%, 12/01/49	810	931,233
Michigan State University, Refunding RB, Series B, 5.00%, 02/15/48	990	1,238,579
Michigan Strategic Fund, RB, AMT, 5.00%, 06/30/48	1,070	1,285,455

		10,581,003

Minnesota — 1.4%
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	2,020	2,283,004
Series A, 5.25%, 02/15/53	2,045	2,490,360

		4,773,364

Mississippi — 3.0%
County of Lowndes Mississippi, Refunding RB, Series A, 6.80%, 04/01/22	3,000	3,172,140
State of Mississippi, RB
Series A, 5.00%, 10/15/37	1,000	1,223,390
Series A, 4.00%, 10/15/38	5,000	5,696,550

		10,092,080

Missouri — 3.1%
Health & Educational Facilities Authority of the State of Missouri, RB, 4.00%, 06/01/53	2,885	3,322,106
Health & Educational Facilities Authority of the State of Missouri, Refunding RB
5.50%, 05/01/43	245	263,243
5.00%, 09/01/48	2,610	3,079,226
Series A, 4.00%, 07/01/46	595	698,589
Series C, 5.00%, 11/15/47	2,570	3,076,496

		10,439,660

Security	Par (000)	Value

Nebraska — 0.7%
Central Plains Energy Project, RB
5.25%, 09/01/37	$825	$878,724
5.00%, 09/01/42	1,445	1,533,506

		2,412,230

New Hampshire(a) — 0.7%
New Hampshire Business Finance Authority, Refunding RB
Series B, 4.63%, 11/01/42	1,545	1,606,707
Series C, AMT, 4.88%, 11/01/42	805	841,330

		2,448,037

New Jersey — 15.8%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	1,675	1,793,523
5.25%, 11/01/44	1,525	1,622,813
Hudson County Improvement Authority, RB, 4.00%, 10/01/46	1,655	1,944,327
New Jersey Economic Development Authority, RB
4.00%, 11/01/38	510	577,937
4.00%, 11/01/39	405	457,646
5.00%, 06/15/49	2,295	2,763,891
Series EEE, 5.00%, 06/15/48	3,690	4,369,698
New Jersey Economic Development Authority, Refunding ARB, AMT, 5.00%, 10/01/47	1,425	1,632,366
New Jersey Economic Development Authority, Refunding SAB, 5.75%, 04/01/31	2,240	2,356,973
New Jersey Transportation Trust Fund Authority, RB
Series A, 5.50%, 06/15/21(c)	1,635	1,644,990
Series AA, 5.00%, 06/15/44	1,270	1,385,568
Series B, 5.25%, 06/15/36	2,460	2,473,604
Series BB, 4.00%, 06/15/50	1,490	1,645,318
Series BB, 5.00%, 06/15/50	4,120	4,870,581
New Jersey Turnpike Authority, RB
Series A, 5.00%, 07/01/22(c)	740	781,492
Series A, 4.00%, 01/01/42	730	865,430
Series E, 5.00%, 01/01/45	2,615	3,000,974
State of New Jersey, GO
Series A, 4.00%, 06/01/31	560	695,951
Series A, 3.00%, 06/01/32	1,300	1,488,526
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.25%, 06/01/46	525	631,239
Sub-Series B, 5.00%, 06/01/46	13,345	15,640,874

		52,643,721

New York — 15.4%
City of New York, GO, Series C, 5.00%, 08/01/42	1,115	1,420,220
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	1,960	1,976,876
Metropolitan Transportation Authority, Refunding RB
Series C-1, 4.75%, 11/15/45	1,585	1,906,517
Series C-1, 5.00%, 11/15/50	515	627,883
Series C-1, 5.25%, 11/15/55	760	941,655
Monroe County Industrial Development Corp., Refunding RB
4.00%, 12/01/46	520	596,986
Series A, 4.00%, 07/01/50	1,065	1,235,421
New York City Housing Development Corp., RB, M/F Housing, Series A, 3.00%, 11/01/55	1,055	1,081,196

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) April 30, 2021	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York City Industrial Development Agency, Refunding RB
Class A, (AGM), 3.00%, 01/01/37	$215	$232,176
Class A, (AGM), 3.00%, 01/01/39	215	230,379
Class A, (AGM), 3.00%, 01/01/40	150	160,609
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Sub-Series E-1, 5.00%, 02/01/42	1,960	2,027,424
Series C, Subordinate, 4.00%, 05/01/45	1,080	1,260,500
Sub-Series C-1, Subordinate, 4.00%, 05/01/40	430	512,354
New York Counties Tobacco Trust IV, Refunding RB
Series A, 5.00%, 06/01/38	1,910	1,911,834
Series A, 6.25%, 06/01/41(a)	1,800	1,827,054
New York Liberty Development Corp., ARB, 5.25%, 12/15/43	10,735	11,056,191
New York Liberty Development Corp., Refunding RB(a)
Series 1, Class 1, 5.00%, 11/15/44	2,860	3,113,911
Series 2, Class 2, 5.15%, 11/15/34	340	380,066
Series 2, Class 2, 5.38%, 11/15/40	850	956,437
New York State Environmental Facilities Corp., RB, Series B, Subordinate, 5.00%, 06/15/48	1,780	2,224,502
New York State Urban Development Corp., RB
Series A, 4.00%, 03/15/49	7,895	9,193,570
Series A, 3.00%, 03/15/50	1,285	1,350,998
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	350	442,634
AMT, 5.00%, 10/01/40	1,000	1,243,880
Triborough Bridge & Tunnel Authority, RB
Series A, 4.00%, 11/15/54	985	1,142,186
Series A, 5.00%, 11/15/54	840	1,056,745
Series A, 5.00%, 11/15/56	885	1,124,994

		51,235,198

North Carolina — 0.9%
County of Union NC Enterprise System Revenue, RB, 3.00%, 06/01/51	2,055	2,221,722
University of North Carolina at Chapel Hill, RB, 5.00%, 02/01/49	530	815,543

		3,037,265

North Dakota — 0.4%
County of Cass North Dakota, Refunding RB, Series B, 5.25%, 02/15/58	950	1,153,642

Ohio — 2.9%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A-2, Class 1, 4.00%, 06/01/37	285	334,630
Series A-2, Class 1, 4.00%, 06/01/38	285	333,817
Series A-2, Class 1, 4.00%, 06/01/39	285	332,846
Series A-2, Class 1, 4.00%, 06/01/48	755	849,647
Series B-2, Class 2, 5.00%, 06/01/55	2,735	3,072,034
County of Franklin Ohio, RB
Series 2017, 5.00%, 12/01/46	400	482,312
Series A, 6.13%, 07/01/22(c)	40	42,767
Series A, 6.13%, 07/01/40	620	651,632
Series A, 4.00%, 12/01/49	505	584,265

Security	Par (000)	Value

Ohio (continued)
County of Hamilton Ohio, Refunding RB
4.00%, 08/15/50	$590	$684,589
Series A, 3.75%, 08/15/50	1,040	1,168,003
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(a)	730	808,373
State of Ohio, RB, AMT, 5.00%, 06/30/53	275	307,629

		9,652,544

Oklahoma — 1.8%
Oklahoma Development Finance Authority, RB, Series B, 5.50%, 08/15/57	1,155	1,408,857
Oklahoma Turnpike Authority, RB
Series A, 4.00%, 01/01/48	2,050	2,300,469
Series C, 4.00%, 01/01/42	1,950	2,221,596

		5,930,922

Oregon — 1.3%
Medford Hospital Facilities Authority, Refunding RB, Series A, 4.00%, 08/15/50	1,680	1,965,230
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 27-A, AMT, 5.00%, 07/01/45	1,795	2,215,497

		4,180,727

Pennsylvania — 3.4%
Allentown Neighborhood Improvement Zone Development Authority, RB(a)
Subordinate, 5.00%, 05/01/28	185	211,573
Subordinate, 5.13%, 05/01/32	230	270,549
Subordinate, 5.38%, 05/01/42	435	505,709
Hospitals & Higher Education Facilities Authority of Philadelphia, RB, Series A, 5.63%, 07/01/42	635	668,636
Lancaster Industrial Development Authority, RB, 5.00%, 12/01/49	1,300	1,490,099
Montgomery County Higher Education and Health Authority, Refunding RB
Series A, 5.00%, 09/01/43	1,220	1,483,557
Series A, 4.00%, 09/01/49	555	617,893
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 06/30/42	850	976,021
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	1,035	1,094,595
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/49	2,305	2,677,880
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	1,105	1,268,330

		11,264,842

Puerto Rico — 5.8%
Children’s Trust Fund, Refunding RB
5.50%, 05/15/39	675	691,490
5.63%, 05/15/43	690	697,838
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB
Series A, Senior Lien, 5.00%, 07/01/33	2,430	2,533,105
Series A, Senior Lien, 5.13%, 07/01/37	695	725,149
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	1,843	2,046,043
Series A-1, Restructured, 5.00%, 07/01/58	6,807	7,647,052

56	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Puerto Rico (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB (continued)
Series A-2, Restructured, 4.33%, 07/01/40	$85	$92,907
Series A-2, Restructured, 4.78%, 07/01/58	2,941	3,274,068
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(b)
Series A-1, Restructured, 0.00%, 07/01/46	3,564	1,123,765
Series A-1, Restructured, 0.00%, 07/01/51	1,971	449,625

		19,281,042

Rhode Island — 2.1%
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	820	942,844
Series B, 4.50%, 06/01/45	2,645	2,864,509
Series B, 5.00%, 06/01/50	2,945	3,291,715

		7,099,068

South Carolina — 5.7%
South Carolina Jobs-Economic Development Authority, Refunding RB
5.00%, 02/01/36	2,505	2,980,850
5.00%, 11/15/47	1,350	1,558,197
Series A, 5.00%, 05/01/48	3,060	3,613,432
South Carolina Public Service Authority, RB, Series A, 5.50%, 12/01/54	6,180	7,034,694
South Carolina Public Service Authority, Refunding RB
Series A, 5.00%, 12/01/50	1,430	1,631,959
Series E, 5.25%, 12/01/55	1,735	2,030,071

		18,849,203

Tennessee — 1.0%
Chattanooga Health Educational & Housing Facility Board, RB, Series A, 5.25%, 01/01/23(c)	995	1,078,570
Chattanooga Health Educational & Housing Facility Board, Refunding RB, Series A, 4.00%, 08/01/44	160	180,837
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/40	690	822,887
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Series A, 5.25%, 10/01/58	955	1,103,292

		3,185,586

Texas — 5.8%
Central Texas Regional Mobility Authority, RB, Series E, Senior Lien, 4.00%, 01/01/50	2,160	2,464,387
City of Houston Texas Airport System Revenue, Refunding RB, AMT, 5.00%, 07/01/29	775	849,803
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.00%, 02/01/48	1,155	1,425,027
Clifton Higher Education Finance Corp., RB, 6.00%, 08/15/43	745	821,936
Fort Bend County Industrial Development Corp., RB, Series B, 4.75%, 11/01/42	670	710,522
Harris County Cultural Education Facilities Finance Corp., RB, Series B, 7.00%, 01/01/23(c)	455	506,415
New Hope Cultural Education Facilities Finance Corp., Refunding RB, Series A, 5.00%, 08/15/46(a)	1,980	1,990,593
North Texas Tollway Authority, Refunding RB, Series A, 5.00%, 01/01/38	925	1,065,480
San Antonio Water System, Refunding RB, Series A, Junior Lien, 5.00%, 05/15/48	1,245	1,545,979

Security	Par (000)	Value

Texas (continued)
Tarrant County Cultural Education Facilities Finance Corp., RB, Series B, 5.00%, 07/01/48	$4,545	$5,535,901
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.00%, 10/01/49	1,000	1,083,520
Texas Transportation Commission, RB, Series A, 5.00%, 08/01/57	1,140	1,319,208

		19,318,771

Utah — 1.0%
County of Utah, RB
Series A, 4.00%, 05/15/43	215	255,383
Series A, 3.00%, 05/15/50	985	1,038,594
Salt Lake City Corp. Airport Revenue, ARB
Series A, AMT, 5.00%, 07/01/47	915	1,067,787
Series A, AMT, 5.00%, 07/01/48	875	1,036,175

		3,397,939

Virginia — 1.8%
Front Royal & Warren County Industrial Development Authority, RB, 4.00%, 01/01/50	1,160	1,268,703
Lexington Industrial Development Authority, RB, Series A, 5.00%, 01/01/48	820	865,863
Virginia Small Business Financing Authority, RB
AMT, Senior Lien, 5.25%, 01/01/32	1,615	1,701,984
AMT, Senior Lien, 6.00%, 01/01/37	1,940	2,058,088

		5,894,638

Washington — 1.6%
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/43	1,465	1,723,001
Series C, AMT, 5.00%, 04/01/40	755	856,381
Washington Health Care Facilities Authority, RB, Series A, 5.75%, 01/01/23(c)	2,290	2,496,581
Washington Health Care Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	340	381,970

		5,457,933

Total Municipal Bonds — 127.9% (Cost: $385,349,158)		425,733,727

Municipal Bonds Transferred to Tender Option Bond Trusts(g)

California — 2.1%
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/42(h)	3,056	3,511,679
Sacramento Area Flood Control Agency, Refunding SAB, 5.00%, 10/01/47	3,075	3,651,751

		7,163,430

Colorado — 0.8%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/48(h)	2,253	2,751,938

District of Columbia — 0.6%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, (AGM), 4.00%, 10/01/53	1,798	2,046,024

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) April 30, 2021	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Georgia — 1.1%
Dalton Whitfield County Joint Development Authority, RB, 4.00%, 08/15/48	$1,821	$2,047,620
Georgia Housing & Finance Authority, Refunding RB, Series A, 3.60%, 12/01/44	1,442	1,563,704

		3,611,324

Illinois — 1.1%
Illinois Finance Authority, Refunding RB
Series C, 4.00%, 02/15/27(c)	6	6,974
Series C, 4.00%, 02/15/41	3,219	3,605,744

		3,612,718

Massachusetts — 3.0%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Series A, 4.00%, 06/01/45	2,042	2,290,277
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 07/01/47	4,574	5,406,924
Massachusetts School Building Authority, RB, Series B, 5.00%, 10/15/21(c)	2,266	2,315,099

		10,012,300

New York — 8.9%
Hudson Yards Infrastructure Corp., RB, 5.75%, 02/15/47(h)	603	605,355
New York Liberty Development Corp., Refunding RB, 5.75%, 11/15/51(h)	6,440	6,622,741
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	1,308	1,512,460
New York State Dormitory Authority, Refunding RB, Series D, 4.00%, 02/15/47	5,956	6,882,919
New York State Thruway Authority, Refunding RB, Series B, Subordinate, 4.00%, 01/01/50	2,884	3,292,289
New York State Urban Development Corp., RB, Series A, 4.00%, 03/15/46	6,617	7,549,007
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	2,595	3,085,766

		29,550,537

North Carolina — 0.9%
North Carolina Capital Facilities Finance Agency, Refunding RB, Series B, 5.00%, 10/01/25(c)	2,550	3,060,306

Pennsylvania — 0.9%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	2,340	2,850,752

Rhode Island — 0.5%
Narragansett Bay Commission, Refunding RB, Series A, 4.00%, 09/01/22(c)	1,530	1,607,938

Texas — 5.5%
Board of Regents of the University of Texas System, Refunding RB, Series B, 5.00%, 08/15/43	1,831	1,936,718
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/23(c)	2,520	2,731,100
Lower Colorado River Authority, Refunding, RB, 4.00%, 05/15/43	2,030	2,095,475
Metropolitan Transit Authority of Harris County Sales & Use Tax Revenue, Refunding RB, Series A, 5.00%, 11/01/21(c)	3,400	3,479,662
Texas Water Development Board, RB, Series A, 4.00%, 10/15/49	6,900	8,163,183

		18,406,138

Security	Par (000)	Value

Virginia — 2.4%
Hampton Roads Transportation Accountability Commission, RB, Series A, Senior Lien, 4.00%, 07/01/60(h)	$2,145	$2,485,819
Virginia Small Business Financing Authority, Refunding RB, Series A, 4.00%, 12/01/49	4,780	5,523,625

		8,009,444

Wisconsin — 2.0%
Wisconsin Health & Educational Facilities Authority, Refunding RB
4.00%, 12/01/46	2,833	3,155,673
4.00%, 12/15/49(h)	2,940	3,345,308

		6,500,981

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 29.8% (Cost: $92,040,287)		99,183,830

Total Long-Term Investments — 157.7% (Cost: $477,389,445)		524,917,557

	Shares

Short-Term Securities

Money Market Funds — 0.2%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(i)(j)	655,023	655,154

Total Short-Term Securities — 0.2% (Cost: $655,068)		655,154

Total Investments — 157.9% (Cost: $478,044,513)		525,572,711

Other Assets Less Liabilities — 1.6%		5,347,771

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (17.4)%		(58,015,576)

VMTP Shares at Liquidation Value — (42.1)%		(140,000,000)

Net Assets Applicable to Common Shares — 100.0%		$332,904,906

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.
(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(g)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between May 15, 2021 to February 15, 2047, is $10,662,473. See Note 4 of the Notes to Financial Statements for details.

(i)	Affiliate of the Fund.
(j)	Annualized 7-day yield as of period end.

58	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	BlackRock MuniVest Fund II, Inc. (MVT)

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Shares Held at 04/30/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$5,634,448	$—	$(4,980,448	)(a)	$2,908	$(1,754)	$655,154	655,023	$642	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	68	06/21/21	$8,985	$(47,423)
U.S. Long Treasury Bond	42	06/21/21	6,607	(44,179)

				$(91,602)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$91,602	$—	$91,602

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$(91,602)	$—	$(91,602)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$3,897,906

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) April 30, 2021	BlackRock MuniVest Fund II, Inc. (MVT)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$425,733,727	$—	$425,733,727
Municipal Bonds Transferred to Tender Option Bond Trusts	—	99,183,830	—	99,183,830
Short-Term Securities
Money Market Funds	655,154	—	—	655,154

	$655,154	$524,917,557	$—	$525,572,711

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(91,602)	$—	$—	$(91,602)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(57,997,363)	$—	$(57,997,363)
VMTP Shares at Liquidation Value	—	(140,000,000)	—	(140,000,000)

	$—	$(197,997,363)	$—	$(197,997,363)

See notes to financial statements.

60	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

April 30, 2021

	MUA	MHD	MUI	MVT

ASSETS
Investments at value — unaffiliated(a)	$613,718,190	$1,462,236,127	$985,138,750	$524,917,557
Investments at value — affiliated(b)	—	7,843,901	126,519	655,154
Cash	49,562	52,693	36,780	20,562
Cash pledged for futures contracts	249,000	677,000	501,000	262,000
Receivables:
Investments sold	175,000	238,684	2,015,000	155,000
Capital shares sold	644,696	—	—	—
Dividends — affiliated	21	85	5	14
Interest — unaffiliated	8,739,261	18,170,798	12,569,029	6,526,500
Deferred offering costs	113,838	—	—	—
Prepaid expenses	—	253,623	18,650	18,849

Total assets	623,689,568	1,489,472,911	1,000,405,733	532,555,636

ACCRUED LIABILITIES
Payables:
Investments purchased	—	598,330	—	—
Income dividend distributions — Common Shares	1,957,205	3,228,086	2,067,998	1,248,383
Interest expense and fees	26,449	62,945	22,468	18,213
Investment advisory fees	279,166	657,699	450,478	217,715
Offering costs	66,675	—	—	—
Directors’ and Officer’s fees	1,131	62,305	388,408	944
Other accrued expenses	190,569	420,124	235,783	153,302
Reorganization costs	—	421,985	—	—
Variation margin on futures contracts	14,451	39,302	40,067	14,810

Total accrued liabilities	2,535,646	5,490,776	3,205,202	1,653,367

OTHER LIABILITIES
TOB Trust Certificates	68,781,335	213,103,519	93,068,875	57,997,363
VMTP Shares, at liquidation value of $100,000 per share(c)(d)(e)	—	347,800,000	287,100,000	140,000,000

Total other liabilities	68,781,335	560,903,519	380,168,875	197,997,363

Total liabilities	71,316,981	566,394,295	383,374,077	199,650,730

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$552,372,587	$923,078,616	$617,031,656	$332,904,906

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$498,830,470	$808,007,673	$543,452,912	$289,962,077
Accumulated earnings	53,542,117	115,070,943	73,578,744	42,942,829

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$552,372,587	$923,078,616	$617,031,656	$332,904,906

Net asset value per Common Share	$14.77	$17.30	$16.11	$15.60

(a) Investments at cost — unaffiliated	$562,863,359	$1,322,129,023	$908,949,718	$477,389,445
(b) Investments at cost — affiliated	$—	$7,843,901	$126,519	$655,068
(c) Preferred Shares outstanding	—	3,478	2,871	1,400
(d) Preferred Shares authorized	—	8,478	15,671	8,400
(e) Par value per Preferred Share	—	$0.10	$0.10	$0.10
(f) Common Shares outstanding	37,399,972	53,356,788	38,296,266	21,339,875
(g) Common Shares authorized	200,000,000	199,991,522	199,984,329	199,991,600
(h) Par value per Common Share	$0.10	$0.10	$0.10	$0.10

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	61

Statements of Operations

Year Ended April 30, 2021

	MUA	MHD	MUI	MVT

INVESTMENT INCOME
Dividends — affiliated	$696	$702	$381	$642
Interest — unaffiliated	26,887,529	20,678,731	34,045,459	20,100,793

Total investment income	26,888,225	20,679,433	34,045,840	20,101,435

EXPENSES
Investment advisory	3,231,629	2,958,025	5,412,067	2,604,040
Professional	158,349	67,425	94,159	72,365
Accounting services	88,899	71,840	129,543	82,633
Transfer agent	58,382	32,274	50,833	37,075
Offering	46,500	—	—	—
Directors and Officer	27,446	18,148	131,252	17,956
Registration	12,272	8,346	13,026	8,454
Printing and postage	8,082	5,056	7,752	5,441
Custodian	7,266	6,627	31,700	7,581
Rating agency	—	51,672	56,805	56,805
Reorganization	—	253,421	—	—
Miscellaneous	26,315	12,894	18,777	12,338

Total expenses excluding interest expense, fees and amortization of offering costs	3,665,140	3,485,728	5,945,914	2,904,688
Interest expense, fees and amortization of offering costs(a)	504,278	1,788,282	3,592,634	1,840,854

Total expenses	4,169,418	5,274,010	9,538,548	4,745,542
Less:
Fees waived and/or reimbursed by the Manager	(2,700)	(149,863)	(2,799)	(3,949)

Total expenses after fees waived and/or reimbursed	4,166,718	5,124,147	9,535,749	4,741,593

Net investment income	22,721,507	15,555,286	24,510,091	15,359,842

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	2,825,784	524,890	(1,049,558)	524,475
Investments — affiliated	(280)	2,361	(529)	2,908
Futures contracts	—	—	1,004,936	—

	2,825,504	527,251	(45,151)	527,383

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	68,133,833	38,957,909	56,287,354	41,548,536
Investments — affiliated	—	(1,744)	—	(1,754)
Futures contracts	(88,133)	(239,881)	567,961	(91,602)

	68,045,700	38,716,284	56,855,315	41,455,180

Net realized and unrealized gain	70,871,204	39,243,535	56,810,164	41,982,563

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$93,592,711	$54,798,821	$81,320,255	$57,342,405

(a)	Related to TOB Trusts and VMTP Shares.

See notes to financial statements.

62	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	MUA		MHD

	Year Ended April 30,		Year Ended April 30,

	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$22,721,507	$22,749,403	$15,555,286	$10,486,733
Net realized gain (loss)	2,825,504	334,198	527,251	(3,960,047)
Net change in unrealized appreciation (depreciation)	68,045,700	(46,796,601)	38,716,284	(15,384,545)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	93,592,711	(23,713,000)	54,798,821	(8,857,859)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(23,399,374)	(23,653,518)	(12,698,865)	(10,721,474)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of common shares	17,859,043	—	—	—
Net proceeds from the issuance of common shares due to reorganization	—	—	665,215,154	—
Reinvestment of common distributions	889,656	1,152,444	—	314,453
Redemption of common shares	—	—	(424)	—

Net increase in net assets derived from capital share transactions	18,748,699	1,152,444	665,214,730	314,453

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	88,942,036	(46,214,074)	707,314,686	(19,264,880)
Beginning of year	463,430,551	509,644,625	215,763,930	235,028,810

End of year	$552,372,587	$463,430,551	$923,078,616	$215,763,930

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	63

Statements of Changes in Net Assets (continued)

	MUI		MVT

	Year Ended April 30,		Year Ended April 30,

	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$24,510,091	$21,633,592	$15,359,842	$14,543,622
Net realized gain (loss)	(45,151)	(4,458,934)	527,383	(5,150,968)
Net change in unrealized appreciation (depreciation)	56,855,315	(26,677,346)	41,455,180	(22,171,548)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	81,320,255	(9,502,688)	57,342,405	(12,778,894)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(24,222,388)	(20,450,206)	(14,660,494)	(14,408,274)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	—	—	235,604

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	57,097,867	(29,952,894)	42,681,911	(26,951,564)
Beginning of year	559,933,789	589,886,683	290,222,995	317,174,559

End of year	$617,031,656	$559,933,789	$332,904,906	$290,222,995

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

64	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows

Year Ended April 30, 2021

	MUA	MHD	MUI	MVT

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$93,592,711	$54,798,821	$81,320,255	$57,342,405

Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Proceeds from sales of long-term investments	110,666,811	68,791,351	121,740,472	71,331,904
Purchases of long-term investments	(128,481,381)	(77,197,589)	(131,357,874)	(80,215,045)
Net proceeds from sales (purchases) of short-term securities.	2,763,928	(2,157,616)	(127,048)	4,980,448
Amortization of premium and accretion of discount on investments and other fees	(921,615)	1,008,086	7,326,199	1,713,722
Net realized (gain) loss on investments	(2,825,504)	(527,251)	1,050,087	(527,383)
Net unrealized appreciation on investments	(68,133,833)	(38,956,165)	(56,287,354)	(41,546,782)

(Increase) Decrease in Assets
Receivables
Dividends — affiliated	451	2,639	657	2,463
Interest — unaffiliated	(120,919)	(2,663,381)	274,620	333,322
Prepaid expenses	—	(221,171)	4,434	4,958
Deferred offering costs	(113,838)	—	—	—

Increase (Decrease) in Liabilities
Payables
Interest expense and fees	(351,385)	(135,249)	(262,616)	(164,595)
Investment advisory fees	(228,012)	(263,333)	(424,400)	(197,461)
Directors’ and Officer’s fees	(3,125)	(6,702)	91,898	(1,696)
Other accrued expenses	57,340	(63,123)	26,141	8,301
Reorganization costs	—	(112,141)	—	—
Variation margin on futures contracts	14,451	39,302	40,067	14,810

Net cash provided by operating activities	5,916,080	2,336,478	23,415,538	13,079,371

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(22,448,329)	(15,527,112)	(23,858,574)	(14,596,474)
Payments for offering costs	66,675	—	—	—
Repayments of TOB Trust Certificates	(3,918,802)	(5,224,239)	(5,609,706)	(2,843,589)
Repayments of Loan for TOB Trust Certificates	(2,505,000)	(1,695,000)	—	(2,340,000)
Payments on Common Shares redeemed	—	(424)	—	—
Proceeds from TOB Trust Certificates	3,468,591	3,357,356	6,665,001	4,643,254
Proceeds from Loan for TOB Trust Certificates	2,505,000	1,695,000	—	2,340,000
Decrease in bank overdraft	—	—	(74,479)	—
Proceeds from issuance of Common Shares	17,214,347	—	—	—

Net cash used for financing activities	(5,617,518)	(17,394,419)	(22,877,758)	(12,796,809)

CASH
Net increase (decrease) in restricted and unrestricted cash	298,562	(15,057,941)	537,780	282,562
Restricted and unrestricted cash at beginning of year	—	15,787,634	—	—

Restricted and unrestricted cash at end of year.	$298,562	$729,693	$537,780	$282,562

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$855,663	$1,923,531	$3,855,250	$2,005,449

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$889,656	$—	$—	$—

Fair value of investments and derivatives acquired through reorganization	—	1,071,266,329	—	—

Common Shares issued in reorganization	—	665,215,154	—	—

Preferred Shares issued in reorganization	—	264,100,000	—	—

F I N A N C I A L S T A T E M E N T S	65

Statements of Cash Flows (continued)

Year Ended April 30, 2021

	MUA	MHD	MUI	MVT

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$49,562	$52,693	$36,780	$20,562
Cash pledged
Futures contracts	249,000	677,000	501,000	262,000

	$298,562	$729,693	$537,780	$282,562

See notes to financial statements.

66	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	MUA
	Year Ended April 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$12.83	$14.14	$14.01	$14.07	$14.45

Net investment income(a)	0.62	0.63	0.67	0.68	0.70

Net realized and unrealized gain (loss)	1.96	(1.29)	0.12	(0.06)	(0.38)

Net increase (decrease) from investment operations	2.58	(0.66)	0.79	0.62	0.32

Distributions to Common Shareholders(b)

From net investment income	(0.64)	(0.63)	(0.66)	(0.68)	(0.70)

From net realized gain	—	(0.02)	—	—	—

Total distributions to Common Shareholders	(0.64)	(0.65)	(0.66)	(0.68)	(0.70)

Net asset value, end of year	$14.77	$12.83	$14.14	$14.01	$14.07

Market price, end of year	$15.26	$12.48	$14.98	$13.21	$14.82

Total Return Applicable to Common Shareholders(c)

Based on net asset value	20.41%	(5.03)%	5.97%	4.47%	2.23%

Based on market price	27.89%	(12.80)%	19.07%	(6.48)%	5.56%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses	0.81%	0.98%	1.01%	0.93%	0.87%

Total expenses after fees waived and/or reimbursed	0.80%	0.98%	1.01%	0.93%	0.87%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(d)	0.71%	0.69%	0.70%	0.69%	0.69%

Net investment income	4.39%	4.43%	4.77%	4.83%	4.93%

Supplemental Data

Net assets applicable to Common Shareholders, end of year (000)	$552,373	$463,431	$509,645	$504,470	$505,306

Borrowings outstanding, end of year (000)	$68,781	$69,232	$71,659	$71,925	$67,507

Portfolio turnover rate	19%	21%	19%	15%	11%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	67

Financial Highlights (continued)

(For a share outstanding throughout each period)

	MHD
	Year Ended April 30,
	2021		2020		2019	2018	2017
Net asset value, beginning of year	$15.18		$16.56		$16.41	$16.85	$17.95

Net investment income(a)	0.78		0.74		0.81	0.88	0.95

Net realized and unrealized gain (loss)	2.07		(1.36)		0.22	(0.39)	(1.07)

Net increase (decrease) from investment operations	2.85		(0.62)		1.03	0.49	(0.12)

Distributions to Common Shareholders(b)

From net investment income	(0.73)		(0.76)		(0.83)	(0.92)	(0.98)

From net realized gain	—		—		(0.05)	(0.01)	—

Total distributions to Common Shareholders	(0.73)		(0.76)		(0.88)	(0.93)	(0.98)

Net asset value, end of year	$17.30		$15.18		$16.56	$16.41	$16.85

Market price, end of year	$16.33		$13.91		$15.92	$14.98	$16.65

Total Return Applicable to Common Shareholders(c)

Based on net asset value	19.31%		(4.02)%		6.84%	3.07%	(0.67)%

Based on market price	22.90%		(8.52)%		12.51%	(4.79)%	(2.87)%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses	1.56	%(d)	2.16	%(e)	2.47%	2.16%	1.87%

Total expenses after fees waived and/or reimbursed	1.51	%(d)	2.15	%(e)	2.47%	2.16%	1.87%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(f)	0.98	%(d)	0.97	%(e)	1.00%	1.01%	0.99%

Net investment income to Common Shareholders	4.59%		4.40	%(e)	4.98%	5.19%	5.42%

Supplemental Data

Net assets applicable to Common Shareholders, end of year (000)	$923,079		$215,764		$235,029	$232,921	$238,684

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$347,800		$83,700		$83,700	$83,700	$83,700

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$365,405		$357,782		$380,799	$378,281	$385,166

Borrowings outstanding, end of year (000)	$213,104		$53,130		$52,674	$63,166	$62,233

Portfolio turnover rate	13%		21%		17%	12%	9%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs, would have been 1.49%, 1.47% and 0.95%, respectively, for the year ended April 30, 2021.

(e)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

68	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	MUI
	Year Ended April 30,
	2021	2020	2019	2018		2017

Net asset value, beginning of year	$14.62	$15.40	$14.93	$15.17		$16.16

Net investment income(a)	0.64	0.56	0.56	0.59		0.65
Net realized and unrealized gain (loss)	1.48	(0.81)	0.47	(0.23)		(0.83)

Net increase (decrease) from investment operations	2.12	(0.25)	1.03	0.36		(0.18)

Distributions to Common Shareholders(b)
From net investment income	(0.63)	(0.53)	(0.53)	(0.60)		(0.67)
From net realized gain	—	—	(0.03)	(0.00	)(c)	(0.14)

Total distributions to Common Shareholders	(0.63)	(0.53)	(0.56)	(0.60)		(0.81)

Net asset value, end of year	$16.11	$14.62	$15.40	$14.93		$15.17

Market price, end of year	$15.09	$13.13	$13.85	$13.01		$13.96

Total Return Applicable to Common Shareholders(d)
Based on net asset value	15.08%	(1.41)%	7.68%	2.76%		(0.69)%

Based on market price	20.02%	(1.56)%	11.13%	(2.69)%		(2.77)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.58%	2.31%	2.63%	2.17%		1.90%

Total expenses after fees waived and/or reimbursed	1.58%	2.31%	2.63%	2.17%		1.89%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(e)	0.98%	0.97%	1.01%	0.97%		0.96%

Net investment income to Common Shareholders	4.05%	3.59%	3.73%	3.87%		4.12%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$617,032	$559,934	$589,887	$571,769		$580,945

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$287,100	$287,100	$287,100	$287,100		$287,100

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$314,919	$295,031	$305,464	$299,153		$302,349

Borrowings outstanding, end of year (000)	$93,069	$92,014	$93,421	$79,136		$58,337

Portfolio turnover rate	13%	20%	24%	34%		12%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	69

Financial Highlights (continued)

(For a share outstanding throughout each period)

	MVT
	Year Ended April 30,
	2021	2020		2019	2018	2017

Net asset value, beginning of year	$13.60	$14.87		$14.75	$15.19	$16.17

Net investment income(a)	0.72	0.68		0.74	0.83	0.91
Net realized and unrealized gain (loss)	1.97	(1.27)		0.20	(0.41)	(0.95)

Net increase (decrease) from investment operations	2.69	(0.59)		0.94	0.42	(0.04)

Distributions to Common Shareholders(b)
From net investment income	(0.69)	(0.68)		(0.76)	(0.86)	(0.94)
From net realized gain	—	—		(0.06)	—	—

Total distributions to Common Shareholders	(0.69)	(0.68)		(0.82)	(0.86)	(0.94)

Net asset value, end of year	$15.60	$13.60		$14.87	$14.75	$15.19

Market price, end of year	$15.15	$12.55		$14.29	$14.05	$15.45

Total Return Applicable to Common Shareholders(c)
Based on net asset value	20.22%	(4.21)%		6.83%	2.79%	(0.34)%

Based on market price	26.52%	(8.02)%		7.78%	(3.74)%	(5.68)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.47%	2.14	%(d)	2.45%	2.11%	1.88%

Total expenses after fees waived and/or reimbursed	1.47%	2.13	%(d)	2.45%	2.11%	1.87%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(e)	0.90%	0.89	%(d)	0.91%	0.91%	0.92%

Net investment income to Common Shareholders	4.75%	4.51	%(d)	5.09%	5.44%	5.78%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$332,905	$290,223		$317,175	$314,261	$321,939

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$140,000	$140,000		$140,000	$140,000	$140,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$337,789	$307,302		$326,553	$324,472	$329,956

Borrowings outstanding, end of year (000)	$57,997	$56,198		$47,982	$61,343	$60,575

Portfolio turnover rate	13%	18%		25%	11%	9%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

70	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock MuniAssets Fund, Inc.	MUA	Maryland	Diversified
BlackRock MuniHoldings Fund, Inc.	MHD	Maryland	Diversified
BlackRock Muni Intermediate Duration Fund, Inc.	MUI	Maryland	Diversified
BlackRock MuniVest Fund II, Inc.	MVT	Maryland	Diversified

The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Reorganizations: The Board and shareholders of MHD (the “Acquiring Fund”) and the Board and shareholders of each of BlackRock Municipal Income Investment Quality Trust (“BAF”), BlackRock Municipal Bond Trust (“BBK”), BlackRock MuniHoldings Fund II, Inc. (“MUH”) and BlackRock MuniHoldings Quality Fund, Inc. (“MUS”) (individually, a “Target Fund” and collectively the “Target Funds”) approved the reorganization of each Target Fund into the Acquiring Fund. As a result, the Acquiring Fund acquired substantially all of the assets and assumed substantially all of the liabilities of each Target Fund in exchange for an equal aggregate value of newly-issued Common Shares and Preferred Shares of the Acquiring Fund.

Each Common Shareholder of a Target Fund received Common Shares of the Acquiring Fund in an amount equal to the aggregate NAV of such Common Shareholder’s Target Fund Common Shares, as determined at the close of business on March 5, 2021. Cash was distributed for any fractional shares.

Each Preferred Shareholder of a Target Fund received Preferred Shares of the Acquiring Fund in an amount equal to the aggregate liquidation preference of the Target Fund’s Preferred Shares held by such Preferred Shareholder prior to the Target Fund’s reorganization.

The reorganizations were accomplished by a tax-free exchange of Common Shares and Preferred Shares of the Acquiring Fund in the following amounts and at the following conversion ratios:

Target Funds	Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	MHD’s Share Class	Shares of MHD
BAF	Common	8,749,418	0.89746185	Common	7,852,259	(a)
BBK	Common	10,522,957	0.96696817	Common	10,175,357	(a)
MUH	Common	11,336,282	0.92578578	Common	10,494,965	(a)
MUS	Common	13,018,276	0.81612104	Common	10,624,485	(a)
BAF	VMTP	422	1	VMTP	422
BBK	VMTP	799	1	VMTP	799
MUH	VMTP	550	1	VMTP	550
MUS	VMTP	870	1	VMTP	870

(a)	Net of fractional shares redeemed.

Each Target Fund’s net assets and composition of net assets on March 5, 2021, the valuation date of the reorganization were as follows:

	BAF	BBK	MUH	MUS
Net assets applicable to Common Shareholders	$133,431,549	$172,906,686	$178,338,366	$180,538,553
Paid-in-capital	123,568,480	148,932,221	155,728,501	167,933,515
Accumulated earnings	9,863,069	23,974,465	22,609,865	12,605,038

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value. However, the cost basis of the investments received from the Target Funds was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets applicable to Common Shareholders of the Acquiring Fund before the reorganizations were $241,462,174. The aggregate net assets applicable to Common Shareholders of the Acquiring Fund immediately after the reorganizations amounted to $906,677,328. Each Target Fund’s fair value and cost of financial instruments prior to the reorganization were as follows:

Target Funds	Fair Value of Investments	Cost of Investments	TOB Trust Certificates	Preferred Shares Value
BAF	$223,936,158	$207,836,363	$49,618,622	$42,200,000
BBK	277,541,340	250,542,078	33,649,476	79,900,000

N O T E S T O F I N A N C I A L S T A T E M E N T S	71

Notes to Financial Statements  (continued)

Target Funds	Fair Value of Investments	Cost of Investments	TOB Trust Certificates	Preferred Shares Value
MUH	278,307,330	252,425,263	49,204,091	55,000,000
MUS	291,481,501	268,355,737	29,367,864	87,000,000

The purpose of these transactions was to combine five funds managed by the Manager with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. Each reorganization was a tax-free event and was effective on March 8, 2021.

Assuming the reorganization had been completed on May 1, 2020, the beginning of the fiscal reporting period of MHD, the pro forma results of operations for the year ended April 30, 2021, are as follows:

•	Net investment income (loss): $41,679,250

•	Net realized and change in unrealized gain/loss on investments: $101,416,927

•	Net increase in net assets resulting from operations: $143,096,177

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of each Target Fund that have been included in MHD’s Statement of Operations since March 8, 2021.

Reorganization costs incurred by MHD in connection with the reorganization were expensed by MHD. The Manager reimbursed the Fund $123,963, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

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Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since

N O T E S T O F I N A N C I A L S T A T E M E N T S	73

Notes to Financial Statements  (continued)

the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. MUA and MVT management believes that a Fund’s restrictions on borrowings do not apply to the Funds’ TOB Trust transactions. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total
MUA	$107,926	$294,278	$102,074	$504,278
MHD	107,779	309,290	106,515	523,584
MUI	132,973	398,601	109,319	640,893
MVT	91,668	231,021	78,793	401,482

For the year ended April 30, 2021, the following table is a summary of each Fund’s TOB Trusts:

Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts	(a)	Liability for TOB Trust Certificates	(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MUA	$113,106,929		$68,781,335		0.07% — 0.24%	$69,680,223	0.72%
MHD	375,630,927		213,103,519		0.07 — 0.36	76,462,485	0.68
MUI	160,127,405		93,068,875		0.06 — 0.21	91,658,976	0.70

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Notes to Financial Statements  (continued)

Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts	(a)	Liability for TOB Trust Certificates	(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MVT	$99,183,830		$57,997,363		0.07% — 0.32%	$57,587,209	0.69%

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, a fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at April 30, 2021, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at April 30, 2021.

For the year ended April 30, 2021, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

Fund Name	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
MUA	$—	—%	$125,822	0.71%
MHD	—	—	85,137	0.71
MVT	—	—	117,534	0.71

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund, except MUI, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Fund Name	Investment Advisory Fees
MUA	0.55%
MHD	0.55

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Notes to Financial Statements  (continued)

Fund Name	Investment Advisory Fees
MVT	0.50%

For such services, MUI pays the Manager a monthly fee of 0.55% of (i) the average daily value of MUI’s net assets and (ii) the proceeds of any outstanding debt securities and borrowings used for leverage.

For purposes of calculating these fees, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV.

Distribution Fees: MUA has entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of MUA common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BRIL will receive commissions with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of MUA’s common shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL. The commissions retained by BRIL during the period ended April 30, 2021 amounted to $36,124.

Waivers: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended April 30, 2021, the amounts waived were as follows:

Fund Name	Amounts Waived
MUA	$2,700
MHD	4,035
MUI	2,799
MVT	3,949

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2022. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the year ended April 30, 2021, there were no fees waived by the Manager pursuant to this arrangement.

With respect to MHD, effective March 8, 2021, the Manager contractually agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.01% of the average daily value of net assets through June 30, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended April 30, 2021, the amounts waived was $21,865.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended April 30, 2021, purchases and sales of investments, excluding short-term investments, were as follows:

Fund Name	Purchases	Sales
MUA	$126,968,877	$108,921,418
MHD	76,794,609	67,973,044
MUI	124,296,363	122,295,472
MVT	78,834,292	66,256,079

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

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Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent differences attributable to non-deductible expenses were reclassified to the following accounts:

Fund Name	Paid-in Capital	Accumulated Earnings (Loss)
MUA	$(46,500)	$46,500
MHD	(129,458)	129,458

The tax character of distributions paid was as follows:

Fund Name	Year Ended 04/30/21	Year Ended 04/30/20

MUA
Tax-exempt income(a)	$23,078,942	$22,874,474
Ordinary income(b)	320,432	11,097
Long-term capital gains(c)	—	767,947

	$23,399,374	$23,653,518

MHD
Tax-exempt income(a)	$13,947,656	$12,535,210
Ordinary income(b)	15,907	8,171

	$13,963,563	$12,543,381

MUI
Tax-exempt income(a)	$27,173,482	$26,692,456
Ordinary income(b)	647	7,088

	$27,174,129	$26,699,544

MVT
Tax-exempt income(a)	$16,096,972	$17,424,641
Ordinary income(b)	2,894	33,500

	$16,099,866	$17,458,141

(a)	The Funds designate these amounts paid during the fiscal year ended April 30, 2021, as exempt-interest dividends.
(b)

Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

(c)	The Fund designate this amount paid during the fiscal year ended April 30, 2021 as 20% rate long-term capital gain dividends.

As of period end, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-Expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total
MUA	$—	$27,052	$2,427,831	$—	$51,087,234		$53,542,117
MHD	2,510,679	—	47,830	(27,296,188)	139,808,622		115,070,943
MUI	3,267,289	—	—	(5,533,868)	75,845,323		73,578,744
MVT	786,989	2,870	—	(5,269,494)	47,422,464		42,942,829

(a)	Subject to limitation, amounts available to offset future realized capital gains.
(b)

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and straddles, amortization and accretion methods of premiums and discounts on fixed income securities, the accrual of income on securities in default, the treatment of residual interests in tender option bond trusts and the deferral of compensation to Directors.

During the year ended April 30, 2021, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

Fund Name	Amounts
MHD	$285,008
MUI	521,855
MVT	409,798

As of April 30, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MUA	$493,436,736	$58,421,369	$(6,921,250)	$51,500,119
MHD	1,117,033,931	140,518,271	(647,376)	139,870,895

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Notes to Financial Statements  (continued)

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MUI	$815,963,407	$76,969,089	$(736,102)	$76,232,987
MVT	420,126,773	47,731,157	(282,582)	47,448,575

9.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. MUA’s prospectus provides details of the risks to which the Fund is subject.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which a Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Fund’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and

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Notes to Financial Statements  (continued)

receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each of MHD’s, MUI’s and MVT’s Preferred Shares outstanding is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended
Fund Name	04/30/21	04/30/20

MUA	62,648	78,450
MHD	—	18,512
MVT	—	15,552

For the year ended April 30, 2021 and the year ended April 30, 2020, shares issued and outstanding remained constant for MUI.

For the year ended April 30, 2021, Common Shares issued and outstanding increased by 39,147,091 as a result of the reorganization of MHD.

For the year ended April 30, 2021, Common Shares issued and outstanding decreased by 25 as a result of a redemption of fractional shares from the reorganization of MHD.

The Funds participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2019 through November 30, 2020, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. From December 1, 2020 through November 30, 2021, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2020, subject to certain conditions. There is no assurance that the Funds will purchase shares in any particular amounts. For the year ended April 30, 2021, the Funds did not repurchase any shares.

N O T E S T O F I N A N C I A L S T A T E M E N T S	79

Notes to Financial Statements  (continued)

MUA has filed a prospectus with the SEC allowing it to issue an additional 5,500,000 Common Shares through an equity shelf program (a “Shelf Offering”). Under the Shelf Offering, MUA, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above the Fund’s NAV per Common Share (calculated within 48 hours of pricing). As of period end, 4,273,464 Common Shares remain available for issuance under the Shelf Offering. During the period ended, MUA issued 1,226,536 shares under the Shelf Offering. See Additional Information - Shelf Offering Program for additional information about the Shelf Offering.

Initial costs incurred by MUA in connection with its shelf offering are recorded as “Deferred offering cost” in the Statement of Assets and Liabilities. As shares are sold, a portion of the costs attributable to the shares sold will be charged against paid-in-capital. Any remaining deferred charges at the end of the shelf offering period will be charged to expense. Any subsequent costs incurred to keep the filing active will be charged to expense as incurred.

Preferred Shares

A Fund’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VMTP Shares

MHD, MUI and MVT (for purposes of this section, each a “VMTP Fund”), have issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and a VMTP Fund may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:

Fund Name	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating
MHD	12/16/11	837	$83,700,000	07/02/23	Aa1	AA
	03/08/21	2,641	264,100,000	07/02/23	Aa1	AA
MUI	12/07/12	2,871	287,100,000	07/02/23	Aa2	AA
MVT	12/16/11	1,400	140,000,000	07/02/23	Aa1	AA

Redemption Terms: Each VMTP Fund is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Fund. With respect to MHD, MUI and MVT, the redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If MHD, MUI and MVT redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 2% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or to a percentage of the one-month LIBOR rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.

The dividend rate on VMTP Shares is subject to a step-up spread if the VMTP Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the year ended April 30, 2021, the average annualized dividend rates for the VMTP Shares were as follows:

	MHD	MUI	MVT
Dividend rates	1.03%	1.03%	1.03%

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Notes to Financial Statements  (continued)

For the year ended April 30, 2021, VMTP Shares issued and outstanding remained constant for MUI and MVT.

For the year ended April 30, 2021, VMTP Shares issued and outstanding for MHD increased by 2,641 due to the reorganizations of BAF, BBK, MUH and MUS with and into MHD.

Offering Costs: The Funds incurred costs in connection with the issuance of VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

Fund Name	Dividends Accrued	Deferred Offering Costs Amortization
MHD	$1,264,698	$—
MUI	2,951,741	—
MVT	1,439,372	—

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds declared and paid or will pay distributions to Common Shareholders as follows:

Fund Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
MUA
	05/03/21	05/14/21	06/01/21	$0.052500
	06/01/21	06/15/21	07/01/21	0.052500
MHD
	05/03/21	05/14/21	06/01/21	0.060500
	06/01/21	06/15/21	07/01/21	0.060500
MUI
	05/03/21	05/14/21	06/01/21	0.054000
	06/01/21	06/15/21	07/01/21	0.054000
MVT
	05/03/21	05/14/21	06/01/21	0.058500
	06/01/21	06/15/21	07/01/21	0.058500

The Funds declared and paid or will pay distributions to Preferred Shareholders as follows:

	Preferred Shares(a)
Fund Name	Shares	Series	Declared
MHD	VMTP	W-7	$302,855
MUI	VMTP	W-7	249,999
MVT	VMTP	W-7	121,908

(a)	Dividends declared for period May 1, 2021 to May 31, 2021.

N O T E S T O F I N A N C I A L S T A T E M E N T S	81

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock MuniAssets Fund, Inc., BlackRock MuniHoldings Fund, Inc., BlackRock Muni Intermediate Duration Fund, Inc., and BlackRock MuniVest Fund II, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock MuniAssets Fund, Inc., BlackRock MuniHoldings Fund, Inc., BlackRock Muni Intermediate Duration Fund, Inc., and BlackRock MuniVest Fund II, Inc. (the “Funds”), including the schedules of investments, as of April 30, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of April 30, 2021, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

June 22, 2021

We have served as the auditor of one or more BlackRock investment companies since 1992.

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Important Tax Information  (unaudited)

For the fiscal period ended March 8, 2021, the Funds designate the following amounts paid as exempt-interest dividends:

Fund Name	Exempt-Interest Dividends
BAF	$4,049,535
BBK	5,906,341
MUH	8,514,740
MUS	8,799,988

I M P O R T A N T T A X I N F O R M A T I O N	83

Investment Objectives, Policies and Risks

Recent Changes

The following information is a summary of certain changes since April 30, 2020. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.

During each Fund’s most recent fiscal year, there were no material changes in the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Fund.

Investment Objectives and Policies

BlackRock MuniAssets Fund, Inc. (MUA)

The Fund’s investment objective is to provide high current income exempt from Federal income taxes by investing primarily in a portfolio of medium to lower grade or unrated municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets, except during temporary defensive periods, in a portfolio of obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities paying interest which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes (“Municipal Bonds”). The Fund at all times, except during temporary defensive periods, will maintain at least 65% of its assets in Municipal Bonds which are rated in any one of the medium and lower rating categories of a nationally recognized statistical rating organization or are unrated. These ratings are currently Baa (Moody’s Investor Service Inc. (“Moody’s”)) or BBB (S&P Global Ratings (“S&P”) and Fitch Ratings, Inc. (“Fitch”)) or lower. These are fundamental policies of the Fund and, therefore, may not be changed without the approval of a majority of the Fund’s outstanding voting shares as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund may invest directly in such securities or synthetically through the use of derivatives. The Fund is not intended as, and you should not construe it to be, a complete investment program. There can be no assurance that the Fund’s investment objective will be achieved or that the Fund’s investment program will be successful.

The Fund has the authority to invest as much as 35% of its total assets in Municipal Bonds in the higher rating categories of nationally recognized statistical rating organizations (ratings of A or higher by Moody’s, S&P or Fitch or comparable unrated securities). In addition, the Fund reserves the right to temporarily invest more than 20% of its total assets in short-term municipal securities, or short-term taxable money market securities (including commercial paper, certificates of deposit and repurchase agreements) for defensive purposes when, in the opinion of BlackRock Advisors, LLC (the “Manager”), prevailing market or financial conditions warrant. The Fund does not invest more than 25% of its total assets (taken at market value) in Municipal Bonds whose issuers are located in the same state. “Total assets” of the Fund means the Fund’s net assets plus the amount of any borrowings for investment purposes.

Ordinarily, the Fund does not intend to realize significant interest income that is subject to Federal income taxes. However, the Fund may invest all or a portion of its assets in certain tax-exempt securities classified as “private activity bonds” (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to a Federal alternative minimum tax.

The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes (“Non-Municipal Tax-Exempt Securities”), which could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income taxes. From time to time, the Fund may realize taxable capital gains.

Investments in lower rated Municipal Bonds generally provide a higher yield and are less affected by interest rate fluctuations than higher rated tax-exempt securities of similar maturity but are subject to greater overall market risk and are also subject to a greater degree of risk with respect to the ability of the issuer to meet its principal and interest obligations.

The Fund seeks to reduce risk through investing in multiple issuers, credit analysis and monitoring of current developments regarding the obligor and trends in both the economy and financial markets. The Manager will use various means to research the stability and/or potential for improvement of various municipal issuers in connection with the proposed purchase of their securities by the Fund. Evaluation of each Municipal Bond may include the analysis of financial performance, debt structure, economic factors and the administrative structure of the issuer. Additionally, the priority of liens and the overall structure of the particular issue may be factors that will determine suitability for purchase. Further investigation may be performed and may include, among other things, discussions with project management, corporate officers and industry experts as well as site inspections, area analysis, and project and financial projection analysis. All purchases and sales also may be subject to the review of market data, economic projections and the performance of the financial markets. Certain economic indicators also may be monitored. Additionally, the Advisor will vary the average maturity of the Fund’s portfolio securities based upon its assessment of economic and market conditions

Leverage: The Fund currently does not intend to borrow money or issue debt securities or preferred shares. The Fund is, however, permitted to borrow money or issue debt securities in an amount up to 33 1/3% of its Managed Assets (50% of its net assets), and issue preferred shares in an amount up to 50% of its Managed Assets (100% of its net assets). “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). The Fund reserves the right to borrow money from banks or other financial institutions, or issue debt securities or preferred shares, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares. Any such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund’s investment objective and policies.

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Investment Objectives, Policies and Risks  (continued)

The Fund’s Board of Directors (the “Board”) has authorized the Fund to use economic leverage up to 25% of its total assets. The Fund currently intends to use economic leverage approximately equal to 15% of its total assets at the time the leverage is implemented, but may use economic leverage up to 25% of its total assets under the leverage policy set by the Board without further Board or shareholder approval. The Board could in the future authorize the Fund to use additional leverage up to the maximum amount permitted under the 1940 Act or change the 25% threshold at which Board approval is required to increase leverage, in each case without further shareholder approval.

The Fund currently leverages its assets through the use of TOB Residuals, which are derivative interests in municipal bonds.

The Fund may enter into derivative transactions that have economic leverage embedded in them.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

BlackRock MuniHoldings Fund, Inc. (MHD)

The Fund’s investment objective is to provide stockholders with current income exempt from federal income taxes. There can be no assurance that the Fund’s investment objective will be realized. The Fund’s investment policies provide that it seeks to achieve its investment objective by investing, as a fundamental policy at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax).

The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in municipal bonds are fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding common stock and the outstanding preferred stock, including the Fund’s outstanding Series W-7 Variable Rate Muni Term Preferred Shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred stock, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

The Fund’s investment policies provide that it will invest at least 75% of its total assets in a portfolio of municipal bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody’s Investor Service Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings (“Fitch”) (currently AAA, AA, A and BBB). In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of municipal bonds with respect to the foregoing requirements, BlackRock Advisors, LLC (the “Manager”) takes into account the nature of any letters of credit or similar credit enhancement to which particular municipal bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.

The Fund may invest up to 25% of its total assets in municipal bonds that are rated below Baa by Moody’s or below BBB by S&P or Fitch or, if unrated, are considered by the Manager to possess similar credit characteristics. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.

The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The Fund may also purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common stock. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.

The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in private activity bonds will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the federal alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.

The Fund also may not invest more than 25% of its total assets (taken at market value at the time of each investment) in municipal bonds whose issuers are located in the same state.

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Investment Objectives, Policies and Risks  (continued)

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term, intermediate-term and short-term municipal bonds.

The Fund’s stated expectation is that it will invest in municipal bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Fund’s investment in underrated or undervalued municipal bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of municipal bonds for investment by the Fund.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund currently does not intend to borrow money or issue debt securities. Although it has no present intention to do so, the Fund reserves the right to borrow money from banks or other financial institutions, or issue debt securities, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred stock.

The Fund may enter into derivative transactions that have economic leverage embedded in them.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

The Fund’s investment objective is to provide common stockholders with high current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including assets acquired from the sale of preferred stock) plus the amount of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“Municipal Bonds”). The Fund’s investment objective and its policy of investing at least 80% of its net assets (including assets acquired from the sale of preferred stock) plus the amount of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding common stock and the outstanding preferred stock, including the Fund’s outstanding Series W-7 Variable Rate Muni Term Preferred Shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred stock, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the stock present at a meeting, if the holders of more than 50% of the outstanding stock are present or represented by proxy, or (2) more than 50% of the outstanding stock, whichever is less.

There can be no assurance that the Fund’s investment objective will be realized.

The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in PABs. The Fund expects that a portion of the interest or income it produces will be includable in alternative minimum taxable income.

Under normal market conditions, the Fund invests at least 75% of its total assets in a portfolio of Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody’s Investor Service Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings (“Fitch”) (currently AAA, AA, A and BBB). In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F- 1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A- 1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.

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Investment Objectives, Policies and Risks  (continued)

The Fund may invest up to 25% of its total assets in Municipal Bonds that are rated below Baa by Moody’s or below BBB by S&P or Fitch or, if unrated, are considered by the Manager to possess similar credit characteristics. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The Fund does not intend to purchase Municipal Bonds that are in default or which the Manager believes will soon be in default. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.

The Fund may invest 25% or more of its total assets in tax exempt securities of issuers in the industries comprising the same economic sector, such as hospitals or life care facilities and transportation-related issuers. However, the Fund will not invest 25% or more of its total assets in any one of the industries comprising an economic sector. In addition, a substantial part of the Fund’s portfolio may be comprised of securities credit enhanced by banks, insurance companies or companies with similar characteristics. Emphasis on these sectors may subject the Fund to certain risks.

If a percentage restriction on investment policies is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

The value of bonds and other fixed income obligations may fall when interest rates rise and rise when interest rates fall. In general, bonds and other fixed income obligations with longer maturities will be subject to greater volatility resulting from interest rate fluctuations than will similar obligations with shorter maturities. [Under normal market conditions, the Fund maintains a dollar-weighted average portfolio duration of three to ten years.] “Duration” measures the sensitivity of a security’s price to changes in interest rates. Unlike final maturity, duration takes account of all payments made over the life of the security. Typically, with a 1% change in interest rates, an investment’s value may be expected to move in the opposite direction approximately 1% for each year of its duration. The greater a portfolio’s duration, the greater the change in the portfolio’s value in response to changes in interest rates. The Manager increases or reduces the Fund’s portfolio duration based on its interest rate outlook. When the Manager expects interest rates to fall, it attempts to maintain a longer portfolio duration. When the Manager expects interest rates to increase, it attempts to shorten the portfolio’s duration. Generally, as is the case with any investment grade fixed income obligations, Municipal Bonds with longer maturities tend to produce higher yields. Under normal market conditions, however, such yield-to-maturity increases tend to decline in the longer maturities (i.e., the slope of the yield curve flattens). At the same time, due to their longer exposure to interest rate risk, prices of longer term obligations are subject to greater market fluctuations as a result of changes in interest rates. Based on the foregoing premises, the Manager believes that the yield and price volatility characteristics of an intermediate duration portfolio generally offer an attractive trade-off between return and risk. There may be market conditions, however, where an intermediate duration portfolio may be less attractive due to the fact that the Municipal Bond yield curve changes from time to time depending on supply and demand forces, monetary and tax policies and investor expectations. As a result, there may be situations where investments in individual Municipal Bonds with longer durations may be more attractive than individual intermediate duration Municipal Bonds.

For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Manager, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income.

The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax exempt obligations held by a financial institution. The Fund’s hedging strategies are not fundamental policies and may be modified by the Fund’s Board of Directors (the “Board”) without the approval of the Fund’s stockholders. The Fund is also authorized to invest in indexed and inverse floating obligations for hedging purposes and to seek to enhance return.

Certain Municipal Bonds may be entitled to the benefits of letters of credit or similar credit enhancements issued by financial institutions. In such instances, the Board of Directors of the Fund and the Manager will take into account, in assessing the quality of such bonds, both the creditworthiness of the issuer of such bonds and the creditworthiness of the financial institution that provides the credit enhancement.

The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes (“Non-Municipal Tax Exempt Securities”). Non- Municipal Tax Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law. Non-Municipal Tax Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. While the Fund receives opinions of legal counsel to the effect that the income from the Non-Municipal Tax Exempt Securities in which the Fund invests is excludable from gross income for federal income tax purposes to the same extent as the underlying Municipal Bonds, the Internal Revenue Service (“IRS”) has not issued a ruling on this subject. Were the IRS to issue an adverse ruling or take an adverse position with respect to the taxation of these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains. Interest received on certain otherwise tax exempt securities that are classified as “private activity bonds” (in general, bonds that benefit non-governmental entities) may be subject to a federal alternative minimum tax. The percentage of the Fund’s total assets invested in “private activity bonds” will vary from time to time. Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

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Investment Objectives, Policies and Risks  (continued)

BlackRock MuniVest Fund II, Inc. (MVT)

The Fund’s investment objective is to provide stockholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. There can be no assurance that the Fund’s investment objective will be realized. The Fund’s investment policies provide that it seeks to achieve its investment objective by investing, as a fundamental policy at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“Municipal Bonds”).

The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares, including the Fund’s outstanding Series W-7 Variable Rate Muni Term Preferred Shares (the “VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

The Fund’s investment policies provide that under normal market conditions, the Fund expects to invest at least 75% of its total assets in a portfolio of Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), Standard & Poor’s (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings (“Fitch”) (currently AAA, AA, A and BBB). In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch.

Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, BlackRock Advisors, LLC (the “Manager”) takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.

The Fund may invest up to 25% of its total assets in Municipal Bonds that are rated below Baa by Moody’s or below BBB by S&P or Fitch or, if unrated, are considered by the Manager to possess similar credit characteristics. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.

The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Advisor may consider such factors as the Advisor’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The Fund may also purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.

The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in Municipal Bonds subject to the federal alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.

The Fund also may not invest more than 25% of its total assets (taken at market value at the time of each investment) in Municipal Bonds whose issuers are located in the same state.

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term, intermediate-term and short-term Municipal Bonds.

The Fund’s stated expectation is that it will invest in Municipal Bonds that, in the Advisors’ opinion, are underrated or undervalued. Underrated Municipal Bonds are those whose ratings do not, in the opinion of the Advisors, reflect their true higher creditworthiness. Undervalued Municipal Bonds are bonds that, in the opinion of the Advisors, are worth more than the value assigned to them in the marketplace. The Advisors may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Advisors may purchase those bonds for the Fund’s portfolio

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Investment Objectives, Policies and Risks  (continued)

because they represent a market sector or issuer that the Advisors considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Bonds of the market sector for reasons that do not apply to the particular Municipal Bonds that are considered undervalued. The Fund’s investment in underrated or undervalued Municipal Bonds will be based on the Advisors’ belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

Risk Factors

This section contains a discussion of the general risks of investing in each Fund. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that a Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. Each risk noted below is applicable to each Fund unless the specific Fund or Funds are noted in a parenthetical.

Investment and Market Discount Risk: An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Fund’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Fund should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund. During periods in which the Fund may use leverage, the Fund’s investment, market discount and certain other risks will be magnified.

Debt Securities Risk: Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

•

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.

Rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.

These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

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Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

•	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

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Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

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Investment Objectives, Policies and Risks  (continued)

Municipal Securities Risks: Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

•	General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

•	Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

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Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment.

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Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

•	Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

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Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

•

Tax-exempt Status Risk — The Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of certain derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities.

Taxability Risk: The Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the Internal Revenue Service may demand that the Fund pay U.S. federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased U.S. federal income tax liabilities. Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of municipal bonds for investment by the Fund. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

Insurance Risk: Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. However, insurance does not protect against losses caused by declines in a municipal security’s value. The Fund cannot be certain that any insurance company will make the payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.

Junk Bonds Risk: Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund.

Variable Rate Demand Obligations Risk (MUI): Variable rate demand obligations are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

Repurchase Agreements and Purchase and Sale Contracts Risk (MUA): If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Sector Risk (MUI): Sector risk is the risk that the Fund’s concentration in the securities of companies in a specific market sector or industry will cause the Fund to be more exposed to the price movements of companies in and developments affecting that sector than a more broadly diversified fund. To the extent that the Fund concentrates its investments in a particular sector, there is the risk that the Fund will perform poorly during a downturn in that sector.

Leverage Risk: The Fund also utilizes leverage for investment purposes by entering into derivative instruments with leverage embedded in them, such as TOB Residuals. With respect to MHD, MUI and MVT, the Fund uses leverage for investment purposes through the issuance of VMTP Shares. The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage.

The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Fund cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Fund employs may not be successful.

Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

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Investment Objectives, Policies and Risks  (continued)

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Fund must pay will reduce the return to the common shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;

•	leverage may increase operating costs, which may reduce total return.

Any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.

Derivatives Risk: The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

•

Volatility Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

•	Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

•

Market and Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

•	Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

•

Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

•

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

•

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from the Fund with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of over-the-counter (“OTC”) swaps with the Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through at least 2021. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

•

On October 28, 2020, the Securities and Exchange Commission adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Investment Company Act of 1940, as amended, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

•

Tender Option Bonds Risk: The Fund’s participation in tender option bond transactions may reduce the Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on TOB Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Fund may invest in TOB Trusts on either a non-recourse or recourse basis. If the Fund invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.

•

Illiquid Investments Risk: The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	91

Investment Objectives, Policies and Risks  (continued)

prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

A recent outbreak of an infectious coronavirus has developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

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Automatic Dividend Reinvestment Plan

Pursuant to MUA, MHD, MUI and MVT’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After MUA, MHD, MUI and MVT declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MUI that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission fee. Participants in MUA, MHD and MVT that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

A U T O M A T I C D I V I D E N D R E I N V E S T M E N T P L A N	93

Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Richard E. Cavanagh 1946	Co-Chair of the Board and Director (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	73 RICs consisting of 98 Portfolios	None

Karen P. Robards 1950	Co-Chair of the Board and Director (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	73 RICs consisting of 98 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017

Michael J. Castellano 1946	Director (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and from 2017 to September 2020; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) from 2015 to July 2020.	73 RICs consisting of 98 Portfolios	None

Cynthia L. Egan 1955	Director (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	73 RICs consisting of 98 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair) (insurance); Huntsman Corporation (chemical products); Envestnet (investment platform) from 2013 until 2016

Frank J. Fabozzi(d) 1948	Director (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year. Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	75 RICs consisting of 100 Portfolios	None

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Director and Officer Information  (continued)

Independent Directors(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

R. Glenn Hubbard 1958	Director (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	73 RICs consisting of 98 Portfolios	ADP (data and information services) 2004-2020; Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014

W. Carl Kester(d) 1951	Director (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	75 RICs consisting of 100 Portfolios	None

Catherine A. Lynch(d) 1961	Director (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	75 RICs consisting of 100 Portfolios	None

Interested Directors(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Director (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	103 RICs consisting of 250 Portfolios	None

John M. Perlowski(d) 1964	Director (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	105 RICs consisting of 252 Portfolios	None

(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	95

Director and Officer Information  (continued)

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

(d) Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.
Trent Walker 1974	Chief Financial Officer (Since 2021)

Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Fund serve at the pleasure of the Board.

Neal J. Andrews retired as the Chief Financial Officer effective December 31, 2020, and Trent Walker was elected as the Chief Financial Officer effective January 1, 2021.

Effective June 10, 2021, Stayce D. Harris and J. Phillip Holloman were each appointed to serve as a Director of the Funds.

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Additional Information

Proxy Results

At a Joint Special Meeting of Shareholders of BlackRock MuniHoldings Fund, Inc. held on Tuesday, December 15, 2020, Fund shareholders were asked to vote on the following proposals:

Preferred Shareholders

Proposal 1(I). The holders of Variable Rate Muni Term Preferred Shares (“VMTP Shares” and the holders thereof, “VMTP Holders”) of BlackRock MuniHoldings Fund, Inc. (the “Acquiring Fund”) were asked to vote as a separate class on a proposal to approve an Agreement and Plan of Reorganization between BlackRock Municipal Income Investment Quality Trust and the Acquiring Fund (the “BAF Reorganization Agreement”) and the transactions contemplated therein, including amendments to the Articles Supplementary Establishing and Fixing the Rights and Preferences of Variable Rate Muni Term Preferred Shares of the Acquiring Fund (the “MHD Articles Supplementary”) in connection with the issuance of additional Acquiring Fund VMTP Shares.

With respect to the Proposal 1(I), the shares of the Fund were voted as follows:

Fund Name	For	Against	Abstain

MHD	837	—	—

Proposal 1(J). The VMTP Holders of the Acquiring Fund were asked to vote as a separate class on a proposal to approve an Agreement and Plan of Reorganization between BlackRock Municipal Bond Trust and the Acquiring Fund (the “BBK Reorganization Agreement”) and the transactions contemplated therein, including amendments to the MHD Articles Supplementary in connection with the issuance of additional Acquiring Fund VMTP Shares.

With respect to Proposal 1(J), the shares of the Fund were voted as follows:

Fund Name	For	Against	Abstain

MHD	837	—	—

Proposal 1(K). The VMTP Holders of the Acquiring Fund were asked to vote as a separate class on a proposal to approve an Agreement and Plan of Reorganization between BlackRock MuniHoldings Fund II, Inc. and the Acquiring Fund (the “MUH Reorganization Agreement”) and the transactions contemplated therein, including amendments to the MHD Articles Supplementary in connection with the issuance of additional Acquiring Fund VMTP Shares.

With respect to Proposal 1(K), the shares of the Fund were voted as follows:

Fund Name	For	Against	Abstain

MHD	837	—	—

Proposal 1(L). The VMTP Holders of the Acquiring Fund were asked to vote as a separate class on a proposal to approve an Agreement and Plan of Reorganization between BlackRock MuniHoldings Quality Fund, Inc. and the Acquiring Fund (the “MUS Reorganization Agreement”) and the transactions contemplated therein, including amendments to the MHD Articles Supplementary in connection with the issuance of additional Acquiring Fund VMTP Shares.

With respect to Proposal 1(L), the shares of the Fund were voted as follows:

Fund Name	For	Against	Abstain

MHD	837	—	—

Common and Preferred Shareholders

Proposal 2(A). The common shareholders and holders of Variable Rate Muni Term Preferred Shares (“VMTP Shares” and the holders thereof, “VMTP Holders”) of BlackRock MuniHoldings Fund, Inc. (the “Acquiring Fund”) were asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with an Agreement and Plan of Reorganization between BlackRock Municipal Income Investment Quality Trust and the Acquiring Fund.

With respect to Proposal 2(A), the shares of the Fund were voted as follows:

Fund Name	For	Against	Abstain

MHD	6,072,410	361,998	205,800

Proposal 2(B). The common shareholders and VMTP Holders of the Acquiring Fund were asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with an Agreement and Plan of Reorganization between BlackRock Municipal Bond Trust and the Acquiring Fund.

With respect to Proposal 2(B), the shares of the Fund were voted as follows:

Fund Name	For	Against	Abstain

MHD	6,058,613	359,115	222,479

A D D I T I O N A L I N F O R M A T I O N	97

Additional Information  (continued)

Proposal 2(C). The common shareholders and VMTP Holders of the Acquiring Fund were asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with an Agreement and Plan of Reorganization between BlackRock MuniHoldings Fund II, Inc. and the Acquiring Fund.

With respect to Proposal 2(C), the shares of the Fund were voted as follows:

Fund Name	For	Against	Abstain

MHD	6,057,489	360,241	222,479

Proposal 2(D). The common shareholders and VMTP Holders of the Acquiring Fund were being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with an Agreement and Plan of Reorganization between BlackRock MuniHoldings Quality Fund, Inc. and the Acquiring Fund.

With respect to Proposal 2(D), the shares of the Fund were voted as follows:

Fund Name	For	Against	Abstain

MHD	6,054,307	360,585	225,317

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Environmental, Social and Governance (“ESG”) Integration

Although a Fund does not seek to implement a specific ESG, impact or sustainability strategy unless otherwise disclosed, Fund management will consider ESG characteristics as part of the investment process for actively managed Funds. These considerations will vary depending on a Fund’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Fund management will consider those ESG characteristics it deems relevant or additive when making investment decisions for a Fund. The ESG characteristics utilized in a Fund’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Fund. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Fund may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Fund’s exposure to certain companies or industries and a Fund may forego certain investment opportunities. While Fund management views ESG considerations as having the potential to contribute to a Fund’s long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds (other than MUA) do not make available copies of their Statements of Additional Information because the Funds’ (other than MUA’s) shares are not continuously offered, which means that the Statement of Additional Information of each Fund (other than MUA) has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s (other than MUA’s) Statement of Additional Information may have become outdated.

MUA’s Statement of Additional Information includes additional information about its Board and is available, without charge upon request by calling (800)-882-0052.

The following information is a summary of certain changes since April 30, 2020. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.

Effective October 19, 2020, each of MUA, MUI and MVT has elected to be subject to the Maryland Control Share Acquisition Act (the “MCSAA”). In general, the MCSAA limits the ability of holders of “control shares” to vote those shares above various threshold levels that start at 10% unless the other stockholders of MUA, MUI and MVT, as applicable, reinstate those voting rights at a meeting of stockholders as provided in the MCSAA. “Control shares” are generally defined in the MCSAA as shares of stock that,

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Additional Information  (continued)

General Information (continued)

if aggregated with all other shares of stock that are either (i) owned by a person or (ii) as to which that person is entitled to exercise or direct the exercise of voting power, except solely by virtue of a revocable proxy, would entitle that person to exercise voting power in electing directors above various thresholds of voting power starting at 10%. MUA’s, MUI’s and MVT’s Bylaws also provide that the provisions of the MCSAA shall not apply to the voting rights of the holders of any shares of preferred stock of MUA, MUI and MVT, but the MCSAA would apply to any common stock held by the same holder.

Except if noted otherwise herein, there were no changes to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and, for MUA only, prospectuses, by enrolling in the electronic delivery program. Electronic copies of shareholder reports and, for MUA only, prospectuses, are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Shelf Offering Program

From time-to-time, MUA may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, MUA may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above MUA’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow MUA to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks – including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.

On August 27, 2020, MUA filed a final prospectus with the SEC in connection with its Shelf Offering. This report and the prospectus of MUA are not offers to sell MUA Common Shares or solicitations of an offer to buy MUA Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectus of MUA contains important

A D D I T I O N A L I N F O R M A T I O N	99

Additional Information  (continued)

information about the Fund, including its investment objective, risks, charges and expenses. Investors are urged to read the prospectus of MUA carefully and in its entirety before investing. Copies of the final prospectus for MUA can be obtained from BlackRock at blackrock.com.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VMTP Redemption and Paying Agent

The Bank of New York Mellon(a)

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For MHD, MUI and MVT.

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Glossary of Terms Used in this Report

Portfolio Abbreviation

AGC	Assured Guaranty Corp.

AGM	Assured Guaranty Municipal Corp.

AGM-CR	AGM Insured Custodial Receipt

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAB	Build America Bond

BAM	Build America Mutual Assurance Co.

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

FHA	Federal Housing Administration

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GTD	GTD Guaranteed

INS	Insured

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

PSF	Permanent School Fund

PSF-GTD	Permanent School Fund Guaranteed

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SAW	State Aid Withholding

SONYMA	State of New York Mortgage Agency

ST	Special Tax

TA	Tax Allocation

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	101

Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEMUNI7-04/21-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization. Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniVest Fund II, Inc.	$35,653	$36,720	$0	$0	$14,000	$14,000	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,032,000	$1,984,000

[1]

The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

[2]

The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

[3]

Non-audit fees of $2,032,000 and $1,984,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniVest Fund II, Inc.	$14,000	$14,000

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,032,000	$1,984,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant

(a) The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

Catherine A. Lynch

Karen P. Robards

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance  & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O’Connor, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and the selection of its investments. Messrs. Jaeckel and O’Connor have both been members of the registrant’s portfolio management team since 2006.

Portfolio Manager	Biography

Theodore R. Jaeckel, Jr.	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.

Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2) As of April 30, 2021:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr.	25	0	0	0	0	0
	$27.08 Billion	$0	$0	$0	$0	$0
Walter O’Connor	22	0	0	0	0	0
	$32.44 Billion	$0	$0	$0	$0	$0

(iv) Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc. or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of April 30, 2021:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of April 30, 2021.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($290,000 for 2021). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of April 30, 2021:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Theodore R. Jaeckel, Jr.	None
Walter O’Connor	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniVest Fund II, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniVest Fund II, Inc.

Date: July 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniVest Fund II, Inc.

Date: July 6, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock MuniVest Fund II, Inc.

Date: July 6, 2021